- ------------------------------------------------------------------
- ------------------------------------------------------------------








                 RECEIVABLES FINANCING AGREEMENT

                   Dated as of January 27, 1994

                              Among

                     ANNTAYLOR FUNDING, INC.

                          as the Company
                          --------------

                         ANNTAYLOR, INC.

                           as Servicer
                           -----------

                               and

                 CLIPPER RECEIVABLES CORPORATION

                            as Lender
                            ---------

                               and

             STATE STREET BOSTON CAPITAL CORPORATION

                         as Administrator
                         ----------------

                               and

                  PNC BANK, NATIONAL ASSOCIATION

                       as Relationship Bank
                       --------------------






- ------------------------------------------------------------------
- ------------------------------------------------------------------

||                      TABLE OF CONTENTS


                            ARTICLE I
                              LOANS

SECTION 1.01.  Commitments to Lend; Limits on
               Lender's Obligations . . . . . . . . . . . . .   2
SECTION 1.02.  Loan Procedures  . . . . . . . . . . . . . . .   2
SECTION 1.03.  Borrowing Base . . . . . . . . . . . . . . . .   2
SECTION 1.04.  Note . . . . . . . . . . . . . . . . . . . . .   3
SECTION 1.05.  Principal  . . . . . . . . . . . . . . . . . .   3

                           ARTICLE II
                             INTEREST

SECTION 2.01.  Interest . . . . . . . . . . . . . . . . . . .   4
SECTION 2.02.  Payment Dates  . . . . . . . . . . . . . . . .   4
SECTION 2.03.  Funding with Commercial Paper  . . . . . . . .   4

                           ARTICLE III
                           SETTLEMENTS

SECTION 3.01.  Settlement Procedures  . . . . . . . . . . . .   5
SECTION 3.02.  Deemed Collections; Reduction of
               Outstanding Principal, Etc . . . . . . . . . .   8
SECTION 3.03.  Payments and Computations, Etc.  . . . . . . .  10
SECTION 3.04.  Treatment of Collections and Deemed Collections
                                                               11
SECTION 3.05.  Spread Account; Customer Letter of Credit  . .  11

                            ARTICLE IV
                    FEES AND YIELD PROTECTION

SECTION 4.01.  Fees . . . . . . . . . . . . . . . . . . . . .  13
SECTION 4.02.  Yield Protection . . . . . . . . . . . . . . .  13
SECTION 4.03.  Funding Losses . . . . . . . . . . . . . . . .  15

                            ARTICLE V
                       CONDITIONS OF LOANS

SECTION 5.01.  Conditions Precedent to Initial Loan . . . . .  15
SECTION 5.02.  Conditions Precedent to All Loans  . . . . . .  17

                            ARTICLE VI
                  REPRESENTATIONS AND WARRANTIES

SECTION 6.01.  Representations and Warranties of the
               Company  . . . . . . . . . . . . . . . . . . .  18
SECTION 6.02.  Representations and Warranties of AnnTaylor  .  23

                           ARTICLE VII
          GENERAL COVENANTS OF THE COMPANY AND ANNTAYLOR

SECTION 7.01.  Affirmative Covenants  . . . . . . . . . . . .  26
SECTION 7.02   Separate Corporate Existence . . . . . . . . .  28
SECTION 7.03.  Reporting Requirements . . . . . . . . . . . .  30
SECTION 7.04.  Negative Covenants of the Company  . . . . . .  32
SECTION 7.05   Negative Covenants of AnnTaylor  . . . . . . .  34

                           ARTICLE VIII
                  ADMINISTRATION AND COLLECTION

SECTION 8.01.  Designation of Servicer  . . . . . . . . . . .  35
SECTION 8.02.  Duties of Servicer . . . . . . . . . . . . . .  36
SECTION 8.03.  Rights of the Administrator  . . . . . . . . .  37
SECTION 8.04.  Responsibilities of the Company  . . . . . . .  39
SECTION 8.05.  Further Action Evidencing Security Interest  .  39
SECTION 8.06.  Application of Collections . . . . . . . . . .  40

                            ARTICLE IX
                        SECURITY INTEREST

SECTION 9.01.  Grant of Security Interest . . . . . . . . . .  40
SECTION 9.02.  Remedies . . . . . . . . . . . . . . . . . . .  40

                            ARTICLE X
                        EVENTS OF DEFAULT

SECTION 10.01. Events of Default  . . . . . . . . . . . . . .  41
SECTION 10.02. Remedies . . . . . . . . . . . . . . . . . . .  43

                            ARTICLE XI
               THE ADMINISTRATOR; RELATIONSHIP BANK

SECTION 11.01. Authorization and Action . . . . . . . . . . .  43
SECTION 11.02. Administrator's and Relationship Bank's
               Reliance, Etc  . . . . . . . . . . . . . . . .  44
SECTION 11.03. State Street Capital and PNC Bank and Affiliates
                                                               44

                           ARTICLE XII
                 ASSIGNMENT OF LENDER'S INTEREST

SECTION 12.01. Restrictions on Assignments  . . . . . . . . .  45
SECTION 12.02. Rights of Assignee . . . . . . . . . . . . . .  46
SECTION 12.03. Evidence of Assignment . . . . . . . . . . . .  46
SECTION 12.04. Rights of the Banks and Collateral Agent . . .  46

                           ARTICLE XIII
                         INDEMNIFICATION

SECTION 13.01. Indemnities  . . . . . . . . . . . . . . . . .  46

                           ARTICLE XIV
                          MISCELLANEOUS

SECTION 14.01. Amendments, Etc  . . . . . . . . . . . . . . .  50
SECTION 14.02. Notices, Etc.  . . . . . . . . . . . . . . . .  50
SECTION 14.03. No Waiver; Remedies  . . . . . . . . . . . . .  51
SECTION 14.04. Binding Effect; Survival . . . . . . . . . . .  51
SECTION 14.05. Costs, Expenses and Taxes  . . . . . . . . . .  52
SECTION 14.06. No Proceedings . . . . . . . . . . . . . . . .  52
SECTION 14.07. Confidentiality of the Company Information . .  53
SECTION 14.08. Confidentiality of Program Information . . . .  55
SECTION 14.09. Captions and Cross References  . . . . . . . .  57
SECTION 14.10. Governing Law  . . . . . . . . . . . . . . . .  57
SECTION 14.11. Waiver Of Jury Trial . . . . . . . . . . . . .  57
SECTION 14.12. Consent To Jurisdiction; Waiver Of Immunities   57
SECTION 14.13. Execution in Counterparts  . . . . . . . . . .  58
SECTION 14.14. No Recourse Against Other Parties  . . . . . .  58

                            APPENDICES

APPENDIX A            Definitions

                            SCHEDULES

SCHEDULE 6.01(n)      List of Offices of the Company where
                      Records Are Kept

SCHEDULE 6.01(o)      List of Lock-Box Banks

SCHEDULE 6.01(p)-1    Forms of Contracts

SCHEDULE 6.01(p)-2    Description of Credit and Collection Policy

SCHEDULE 6.02(k)      List of Offices of the Servicer where
                      Records Are Kept

SCHEDULE 6.02(l)      List of Bank Accounts

SCHEDULE 6.01(r)      Trade Names

SCHEDULE 7.03(c)      Method of Aging

                             EXHIBITS

EXHIBIT 1.02(a)       Form of Borrowing Notice

EXHIBIT 1.04          Form of Note

EXHIBIT 3.01(a)       Form of Information Package

EXHIBIT 3.05          Form of Spread Account Agreement

EXHIBIT 5.01(g)       Form of Lock-Box Agreement

EXHIBIT 5.01(h)-(i)   Form of Opinion of Skadden, Arps, Slate,
                      Meagher & Flom - Enforceability

EXHIBIT 5.01(h)-(ii)  Form of Opinion of General Counsel for the
                      Company

EXHIBIT 5.01(h)-(iii) Form of Opinion of Skadden, Arps, Slate,
                      Meagher & Flom - True Sale

EXHIBIT 5.01(h)-(iv)  Form of Opinion of Skadden, Arps, Slate,
                      Meagher & Flom - Substantive Consolidation

EXHIBIT 5.01(h)-(v)   Form of Opinion of Connecticut Counsel

||

                 RECEIVABLES FINANCING AGREEMENT



     THIS IS A RECEIVABLES FINANCING AGREEMENT, dated as of January 27, 1994, among ANNTAYLOR FUNDING, INC., a Delaware corporation (the "Company"), ANNTAYLOR, INC., a Delaware
                  -------
corporation ("AnnTaylor"), as initial servicer, CLIPPER
              ---------
RECEIVABLES CORPORATION, a Delaware corporation ("Lender"), STATE
                                                  ------
STREET BOSTON CAPITAL CORPORATION, a Massachusetts corporation ("State Street Capital"), as administrator for Lender under the
  --------------------
Program Administration Agreement (in such capacity, the "Administrator") and PNC BANK, NATIONAL ASSOCIATION, a national
 -------------
banking association, as a referral agent for Lender under the Relationship Bank Agreement (in such capacity, together with any successors thereto in such capacity, the "Relationship Bank" and
                                          -----------------
in its individual capacity, "PNC Bank").  Unless otherwise
                             --------
indicated, capitalized terms used in this Agreement are defined in Appendix A.
   ----------


                            Background
                            ----------

     1. The Company is a limited purpose subsidiary of AnnTaylor formed for the purpose of purchasing Receivables generated by AnnTaylor in the ordinary course of its business.

     2. The Company has, and expects to have, Pool Receivables which the Company intends to finance pursuant to this Agreement. The Company has requested Lender, and Lender has agreed, subject to the terms and conditions contained in this Agreement, to make loans to the Company from time to time during the term of this Agreement, which loans will be secured by the Receivables Pool.

     3. AnnTaylor has been requested by the Company, Lender and the Administrator to act, and has agreed to act, as initial
Servicer.

     4. State Street Capital has been requested, and is willing, to act as the Administrator.

     5. PNC Bank has been requested, and is willing, to act as the Relationship Bank.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                            ARTICLE I

                              LOANS

     SECTION 1.01.  Commitments to Lend; Limits on Lender's
                    ---------------------------------------
Obligations.  Upon the terms and subject to the conditions of
- -----------
this Agreement, from time to time prior to the Termination Date, the Company may request that Lender make loans to the Company (each being a "Loan") and Lender shall make such Loans; provided
               ----                                     --------
that no Loan shall be made by Lender if, after giving effect thereto, the then Outstanding Principal would exceed either (a) $40,000,000 (the "Lending Limit"), or (b) the Borrowing Base then
                  -------------
in effect; and provided further that each Loan made pursuant to
               ----------------
this Section 1.01 shall have an original principal amount of at
     ------------
least $5,000,000 and shall be in integral multiples of $1,000,000, unless the Outstanding Principal is $20,000,000 or more, in which case, each Loan shall have an original principal amount of at least $100,000 and shall be in integral multiples of $100,000.

     SECTION 1.02.  Loan Procedures.
                    ---------------

     (a)  Notice of Loan.  Each Loan to the Company by Lender
          --------------
shall be made on notice from the Company to the Administrator substantially in the form of Exhibit 1.02(a) (each, a "Borrowing
                             ---------------           ---------
Notice") received by the Administrator not later than noon (New
- ------
York City time) on the Business Day next preceding the date of such proposed Loan (or, in the case of the initial Loan, not later than 9:00 a.m. (New York City time) on the date of such initial Loan). Each such notice of a proposed Loan shall specify the desired amount and date of such Loan, which date shall be a Settlement Date.

     (b)  Funding of Loan.  On the date of each Loan, Lender
          ---------------
shall, upon satisfaction of the applicable conditions set forth in Article V, make available to the Administrator at the
   ---------
Administrator's Office the principal amount of its Loan in same day funds, and after receipt by the Administrator of such funds, the Administrator will disburse such funds to an account of the Company designated in writing by the Company in the applicable Borrowing Notice.

     SECTION 1.03.  Borrowing Base.
                    --------------

     (a)  Computation of Borrowing Base.  On any date, the
          -----------------------------
"Borrowing Base" means an amount equal to
 --------------

     NPB - LR

where:

     LR   = the Loss Reserve on such date; and

     NPB  = the Net Pool Balance on such date.

     (b)  Frequency of Computation.  The Borrowing Base shall be
          ------------------------
computed and reported, as provided in Section 3.01, as of (i) the
                                      ------------
date of the initial Loan and (ii) the Cut-Off Date for each Settlement Period. In addition, if the Administrator or the Relationship Bank reasonably believes that there shall exist any event or occurrence that has a reasonable possibility of causing a Material Adverse Effect, the Administrator or the Relationship Bank may require the Servicer to provide a computation of Collections received by the Company or the Servicer since the last Cut-Off Date, the then aggregate Unpaid Balance of all Pool Receivables and such other information comprising a part of the Information Package that can be updated from the last Cut-Off Date for purposes of computing the Borrowing Base as of any other date, and the Servicer agrees to do so within 5 Business Days of its receipt of the Administrator's or the Relationship Bank's request.

     SECTION 1.04.  Note.  The Loans shall be evidenced by a
                    ----
promissory note (as from time to time supplemented, extended, amended, modified or replaced from time to time, the "Note"),
                                                      ----
substantially in the form set forth in Exhibit 1.04, with
                                       ------------
appropriate insertions, dated the date hereof, payable to the order of Lender in the maximum principal amount of $40,000,000 (or, if less, in the aggregate unpaid principal amount of all of the Loans) on the Termination Date. The Administrator shall record in its records, or at its option on the schedule attached to the Note, the date and amount of each Loan made hereunder, each repayment thereof and the other information provided for thereon. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the Note. The failure so to record any such information or the error in so recording any such information shall not, however, limit or otherwise affect the actual obligations of the Company hereunder or under the Note to repay the principal amount of all Loans, together with all interest accruing thereon.

     SECTION 1.05.  Principal.  The Company shall repay the
                    ---------
principal of the Loans (i) on each Settlement Date in an amount equal to the excess, if any, of the Outstanding Principal over the Borrowing Base then in effect and (ii) in full on the Termination Date. Outstanding Principal shall not be considered reduced by any allocation, setting aside or distribution of any portion of Collections unless such Collections shall have been actually delivered to the Administrator pursuant hereto (or deemed delivered pursuant to Section 3.03(a)(i)). Outstanding Principal shall not be considered reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or must otherwise be returned for any reason.


                           ARTICLE II

                             INTEREST

     SECTION 2.01.  Interest.  The Company hereby promises to pay
                    --------
interest for each Interest Period on the unpaid principal amount of each Loan (or the applicable portion thereof) for the period commencing on the date of such Loan until such Loan is paid in full, as follows:

          (a) at all times while the making or maintenance of such Loan (or the applicable portion thereof) by Lender is funded by the issuance of Commercial Paper
     Notes, the CP Rate for such Interest Period;

          (b) at all times while the making or maintenance of such Loan (or the applicable portion thereof) by Lender is funded by a Liquidity Loan, the Bank Rate applicable to such Interest Period; and

          (c) at all times while the making or maintenance of such Loan (or the applicable portion thereof) by Lender is funded by a Credit Draw, a rate per annum equal for each date during the Interest Period to the Alternate Base Rate in effect on such day plus 1% per annum;

provided, however, that on any day when an Event of Default shall
- --------  -------
have occurred and be continuing, the Loans shall accrue interest at a rate per annum equal to the higher of (i) the Alternate Base Rate plus 2% per annum and (ii) the rate otherwise applicable to such Loan during such Interest Period plus 2% per annum. The interest rate on any Loan bearing interest at the Alternate Base Rate shall change simultaneously with each change in the Alternate Base Rate.

     SECTION 2.02.  Payment Dates.  Interest accrued on each Loan
                    -------------
shall be payable, without duplication; (a) on the Termination Date; (b) on the date of any payment or repayment, in whole or in part, of any principal outstanding of such Loan and (c) on each
Settlement Date.   Interest accrued on Loans after the date such
Loan is due and payable (whether on the Termination Date, upon acceleration or otherwise), together with interest on any and all other amounts remaining unpaid, shall be payable upon demand. No provision of this Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law. Interest for any Loan shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

     SECTION 2.03.  Funding with Commercial Paper and Liquidity
                    -------------------------------------------
Loans.  The Lender will fund the Loans with Commercial Paper
- -----
Notes unless the Lender is unable to issue such Commercial Paper Notes to fund the Loans. If the Lender is unable to issue Commercial Paper Notes to fund the Loans (by virtue of prohibitions or restrictions on such issuance in the Liquidity Agreement or the Program Administration Agreement or otherwise), the Lender will fund the Loans with Liquidity Loans to the extent permitted pursuant to the Liquidity Agreement. In the event that the Lender has funded any Loan with a Liquidity Loan, as soon as practicable, on a Settlement Date, the Lender will replace such Liquidity Loan funding with Commercial Paper Notes.

                           ARTICLE III

                           SETTLEMENTS

     SECTION 3.01.  Settlement Procedures.
                    ---------------------

     The parties hereto will take the following actions with respect to each Settlement Period:

          (a)  Information Package.  On or before the fifth day
               -------------------
     of the calendar month immediately following the calendar month in which the Cut-Off Date for such Settlement Period occurs, or, if such day is not a Business Day, the next succeeding Business Day (each, a "Reporting Date"), Servicer
                                       --------------
     shall deliver to the Relationship Bank and the Administrator a report, substantially in the form of Exhibit 3.01 (each,
                                            ------------
     an "Information Package").
         -------------------

          (b)  Collections.  Servicer shall set aside for the
               -----------
     sole benefit of Lender, the Administrator and the Relationship Bank all Collections received to the extent necessary to pay the Estimated Amount as it accrues (whether or not then due) that will be payable during such Settlement Period or on the next occurring Settlement Date; provided
                                                      --------
     that, unless the Administrator or the Relationship Bank shall request it to do so in writing after the occurrence and during the continuance of an Event of Default, Servicer shall not be required to hold such Collections in a separate deposit account containing only such Collections. So long as no Event of Default has occurred and is continuing, Collections received during a Settlement Period in excess of the amount to be set aside with respect to the Estimated Amount for such Settlement Period shall be used by the Company to pay the purchase price for Receivables generated by AnnTaylor, as seller, pursuant to the Purchase Agreement;

     if any Collections remain after such payment, they shall be retained by the Company for use in its sole discretion (subject to the terms of this Agreement). If an Event of Default has occurred and is continuing, all Collections shall be held by Servicer pursuant to the first sentence of this paragraph (b). On each Settlement Date, Servicer shall
          -------------
     remit to the Administrator an amount equal to the lesser of
     (1) the amount of Collections received during the Settlement Period related to such Settlement Date and (2) the sum of
     (i) the amount of interest on the Loans accrued during the most recently ended Interest Period (plus any interest previously accrued and remaining unpaid), plus (ii) the
                                               ----
     amount of principal then due and owing with respect to the Loans (plus any principal previously due and remaining unpaid), plus (iii) all fees and other amounts accrued and
              ----
     payable by the Company under this Agreement. To the extent that the amount described in the foregoing clause (1) is
                                                ----------
     less than the amount described in the foregoing clause (2),
                                                     ----------
     the Administrator shall first, withdraw the amount of any
                             -----
     such deficiency from the Spread Account and second, draw the
                                                 ------
     amount of any remaining deficiency from the Customer Letter of Credit. All Collections received during the applicable Settlement Period that exceed the amount described in the foregoing clause (2) shall be (A) deposited by the Servicer
               ----------
     to the Spread Account and/or (B) paid by the Servicer to the issuer of the Customer Letter of Credit, in each case, to the extent necessary to bring the sum of the funds in the Spread Account plus the stated amount of the Customer Letter of Credit up to the Enhancement Limit; unless an Event of Default has occurred and is continuing, all remaining Collections shall be available to the Company pursuant to the second sentence of this paragraph (b).
                                 -------------

          (c)  Order of Application of Collections Prior to
               --------------------------------------------
     Termination Date.  Upon receipt by the Administrator of
     ----------------
     amounts on any Settlement Date pursuant to the foregoing paragraph (b) prior to the occurrence of the Termination
     -------------
     Date, the Administrator shall apply such amounts to the items specified in the subclauses below, in the order of priority of such subclauses:

               (i)  to accrued and unpaid Servicer's Fee;

               (ii) to interest accrued during the most recently ended Interest Period in respect of any outstanding
          Liquidity Loans, plus any such interest previously due and remaining unpaid;

               (iii)  to interest accrued during the most
          recently ended Interest Period in respect of Commercial

          Paper Notes issued to fund the Loans, plus any such interest previously due and remaining unpaid;

               (iv) to the Program Fee accrued during the most recently ended Interest Period, plus any portion of the Program Fee previously due and remaining unpaid;

               (v) to the extent of any principal due on the Loans, to the outstanding principal (A) first, of the
                                                  -----
          Liquidity Loans until reduced to zero, (B) second, of
                                                     ------
          the Commercial Paper Notes issued to fund the Loans until reduced to zero and (C) third, to the outstanding
                                        -----
          principal of any Credit Draws made to fund the Loans;

               (vi) to interest accrued during the most recently ended Interest Period in respect of Credit Draws made to fund the Loans, plus any such interest previously due and remaining unpaid;

               (vii) to accrued and unpaid amounts owed to the Administrator hereunder;

               (viii) to other accrued and unpaid amounts owing to Lender hereunder;

               (ix)  on a pro rata basis, to accrued and unpaid
                          --- ----
          amounts owing to the Relationship Bank or any other
          Affected Party hereunder;  and

               (x) any remaining amounts to the Spread Account, up to the Enhancement Limit or to the issuer of the Customer Letter of Credit, up to the amount necessary to restore the stated amount thereof to the Enhancement Limit, as applicable.

          (d)  Order of Application of Collections After
               -----------------------------------------
     Termination Date.  Upon receipt by the Administrator of
     ----------------
     amounts on any Settlement Date pursuant to the foregoing paragraph (b) on or after the occurrence of the Termination
     -------------
     Date, the Administrator shall apply such items to the item specified in the subclauses below, in the order of priority of such subclauses:

               (i)  to accrued and unpaid Servicer's Fee;

               (ii) to interest accrued during the most recently ended Interest Period in respect of any outstanding
          Liquidity Loans, plus any such interest previously due and remaining unpaid;

                (iii)  to interest accrued during the most
          recently ended Interest Period in respect of Commercial
          Paper Notes issued to fund the Loans, plus any such interest previously due and remaining unpaid;

               (iv) to the Program Fee accrued during the most recently ended Interest Period, plus any such Program
          Fee previously due and remaining unpaid;

               (v)  to the outstanding principal of any Liquidity
          Loans until reduced to zero;

               (vi)  to the outstanding principal of the
          Commercial Paper Notes issued to fund the Loans until reduced to zero;

               (vii)  to interest accrued during the most
          recently ended Interest Period in respect to Credit
          Draws made to fund the Loans, plus any such interest previously due and remaining unpaid;

               (viii)  to the outstanding principal of any Credit
          Draws made to fund the Loans until reduced to zero;

               (ix) to accrued and unpaid amounts owed to the Administrator hereunder;

               (x) to other accrued and unpaid amounts owing to Lender hereunder;

               (xi)  on a pro rata basis, to accrued and unpaid
                          --- ----
          amounts owing to the Relationship Bank or any other
          Affected Party hereunder; and

               (xii)  any remaining amounts to the Company.

          (e)  Non-Distribution of Servicer's Fee.  If the
               ----------------------------------
     Administrator consents (which consent may be revoked at any time during the continuance of an Event of Default), the amount in respect of Servicer's Fee may be retained by Servicer, in which case no distribution shall be made in respect of the Servicer's Fee pursuant to clause (c) or (d)
                                               ----------    ---
     above, as the case may be.

          (f)  Delayed Payment.  If on any day described in this
               ---------------
     Section 3.01, a payment is not paid because the sum of (i)
     ------------
     Collections during the relevant Settlement Period, (ii) the amounts in the Spread Account and (iii) the amounts available to be drawn on the Customer Letter of Credit were less than the aggregate amounts payable, the next available Collections shall be applied to such payment.

     SECTION 3.02.  Deemed Collections; Reduction of Outstanding
                    --------------------------------------------
Principal, Etc.
- --------------

     (a)  Deemed Collections.  If on any day
          ------------------

          (i)  the Unpaid Balance of any Pool Receivable is

               (A)  reduced as a result of any defective,
          rejected or returned merchandise or services, any cash discount, or any adjustment by the Company or any Affiliate of the Company,

               (B) reduced or cancelled as a result of a setoff in respect of any claim by the Obligor thereof against the Company or any Affiliate of the Company (whether such claim arises out of the same or a related or an unrelated transaction), or

               (C) reduced on account of the obligation of the Company to pay to the related Obligor any rebate or refund, or

               (D) less than the amount included in calculating the Net Pool Balance for purposes of any Information
          Package, or

          (ii) any of the representations or warranties of the Company set forth in Section 6.01(l), (p) or (v) were not
                          ---------------  ---    ---
     true when made with respect to any Pool Receivable, or any of the representations or warranties of the Company set forth in Section 6.01(l) or (v) are no longer true with
              ---------------    ---
     respect to any Pool Receivable, or

          (iii) without duplication, the Company receives a Deemed Collection (as defined in the Purchase Agreement),

then, on such day, the Company shall be deemed to have received a Collection of such Pool Receivable

               (I)  in the case of clause (i) above, in the
                                   ----------
          amount of such reduction or cancellation or the difference between the actual Unpaid Balance and the amount included in calculating such Net Pool Balance, as applicable;

               (II)  in the case of clause (ii) above, in the
                                    -----------
          amount of the Unpaid Balance of such Pool Receivable;
          and

               (III)  in the case of clause (iii) above, in the
                                     ------------
          amount so received as a Deemed Collection.

     If the Company has paid in full the Unpaid Balance of a Receivable, such Receivable, and any Related Security therefor, shall be released from the security interest therein created by this Agreement, without any further act, and such Receivable shall no longer be a Pool Receivable.

     (b)  The Company's Optional Prepayment.  The Company may at
          ---------------------------------
any time elect to prepay the Loans in whole or in part, by giving the Administrator at least 3 Business Days' prior written notice of such prepayment (including the amount of such proposed reduction and the proposed date on which such prepayment will be made),

provided that,
- --------

               (A) the amount of any such prepayment shall be not less than $100,000 and shall be an integral multiple of $100,000, and the Outstanding Principal after giving effect to such reduction shall be not less than $20,000,000 (unless the Outstanding Principal shall thereby be reduced to zero), and

               (B) any prepayment shall be accompanied by the interest accrued on the amount being prepaid, plus any Liquidation Fee, plus, if the Termination Date shall have occurred and the Outstanding Principal shall thereby be reduced to zero, all other amounts then due to the Lender, the Administrator or the Relationship Bank.

     SECTION 3.03.  Payments and Computations, Etc.
                    ------------------------------

     (a)  Payments.  All amounts to be paid, remitted or
          --------
deposited by the Company or Servicer to the Administrator or any other Person hereunder (other than amounts payable under
Section 4.02) shall be paid or deposited in accordance with the
- ------------
terms hereof no later than 11:30 a.m. (New York time) on the day when due in lawful money of the United States of America in same day funds (i) in the case of amounts to be paid, remitted or deposited in respect of accrued and unpaid interest on the Loans or in reduction of Outstanding Principal, to the Collateral Agent (which payment shall be deemed to be a payment actually delivered to the Administrator for the purposes hereof) at The First National Bank of Chicago, ABA# 071000013, Clearing Account 4811-5377, for further credit to Account 21-201949-3 (ii) in the case of all fees, expenses and other amounts (other than amounts payable under Section 4.02), to the Administrator at State Street
              ------------
Bank & Trust Co., ABA# 011000028, Account 13585872, Attention:
Jeff Noordhoek, ext. 4-4940, Route Code 5, Function 5, and (iii) in all other cases to the address of the Person entitled to such payment or deposit as such Person shall specify.

     (b)  Late Payments.  Without duplication, the Company shall,
          -------------
to the extent permitted by law, pay to Lender interest on all amounts not paid or deposited when due hereunder and the Servicer shall, to the extent permitted by law, pay to Lender interest on all amounts not remitted when due hereunder because of any failure of the Servicer to comply with its obligations as Servicer hereunder, in each case at 2% per annum above the
                                       --- -----
Alternate Base Rate, payable on demand, provided, however, that
                                        --------  -------
such interest rate shall not at any time exceed the maximum rate permitted by applicable law.

     (c)  Method of Computation.  All computations of interest,
          ---------------------
Liquidation Fee, any fees payable under Sections 4.01(b) and any
                                        ----------------
other fees payable by the Company to Lender, the Administrator or the Relationship Bank in connection with Loans hereunder shall be made on the basis of a year of 360 days (other than interest calculated by reference to the Alternate Base Rate, in which case such calculation shall be made on the basis of a year of 365 or 366 days, as applicable) for the actual number of days (including the first day but excluding the last day) elapsed.

     SECTION 3.04.  Treatment of Collections and Deemed
                    -----------------------------------
Collections.  The Company shall forthwith deliver to Servicer all
- -----------
Collections deemed received by the Company pursuant to Section
                                                       -------
3.02(a), and Servicer shall hold or distribute such Collections
- -------
pursuant to the terms hereof to the same extent as if such Collections had actually been received on the date of such delivery to Servicer. During the continuance of an Event of Default, if requested by the Administrator or the Relationship Bank, Servicer shall cause such deemed Collections to be paid on the second Business Day after they arise to the Lock-Box Bank or, if Collections are being paid to the Collateral Agent pursuant to
Section 8.03(c), to the Collateral Agent.  So long as the Company
- ---------------
shall hold any Collections or deemed Collections required to be paid to Servicer, the Administrator or Collateral Agent, it shall hold such Collections for the sole benefit of the Lender, the Administrator and the Relationship Bank and shall clearly mark its records to reflect such benefit (subject to the Company's right to use certain Collections to pay the purchase price due under the Purchase Agreement as set forth in Section 3.01(b));
                                             ---------------
provided that unless the Administrator or the Relationship Bank
- --------
shall request it to do so in writing after the occurrence and during the continuance of an Event of Default, the Company shall not be required to hold such Collections in a separate deposit account containing only such Collections.

     SECTION 3.05.  Spread Account; Customer Letter of Credit.
                    -----------------------------------------
(a) Unless the Company has delivered a Customer Letter of Credit pursuant to Section 3.05(e), the Company, for the benefit of
            ---------------
Lender, shall establish and maintain or cause to be established and maintained in the name of the Company, on behalf of Lender, with the Relationship Bank, a segregated account (the "Spread
                                                       ------
Account"), bearing a designation clearly indicating that the
- -------
funds deposited therein are held for the benefit of Lender. The Spread Account, all funds deposited therein from time to time, all investments of such funds and all proceeds of any of the foregoing shall be subject to a pledge and security interest in favor of the Administrator for the benefit of Lender pursuant to an agreement substantially in the form attached hereto as Exhibit
                                                          -------
3.05 (such agreement, as amended, supplemented or otherwise
- ----
modified from time to time, being the "Spread Account
                                       --------------
Agreement").
- ---------

     (b) Except as expressly provided in this Agreement, Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Spread Account for any amount owed to it by the Administrator, the Relationship Bank or Lender.

     (c) Funds on deposit in the Spread Account shall be invested at the direction of Servicer in accordance with the Spread Account Agreement; provided, however, investments of funds
                          --------  -------
representing Collections collected during any Settlement Period shall be invested in investments that will mature so that such funds will be available for transfer on the applicable Settlement Date with respect to such Settlement Period. All interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Spread Account shall be added to the balance in the Spread Account and applied in accordance with this Agreement.

     (d) On or prior to the date of the initial Loan hereunder, the Company will deposit $200,000 in the Spread Account. If on any Settlement Date, no Event of Default has occurred and is continuing and the amount of funds in Spread Account, after giving effect to all withdrawals therefrom on such date, exceeds 1.5% of the Lending Limit (the "Enhancement Limit"), the amount
                                -----------------
of such excess shall be released to the Company.

     (e) The Company may, at its option, in lieu of establishing and maintaining the Spread Account, deliver to the Administrator, for the benefit of Lender, and maintain in force until the Final Payout Date, one or more irrevocable letters of credit (collectively, with any substitutions therefor and replacements thereof, the "Customer Letter of Credit"), with a stated amount
              -------------------------
equal to the Enhancement Limit, from a bank or other financial institution whose short term unsecured debt obligations are rated at least A-1 by Standard and Poor's Corporation and P-1 by Moody's Investors Service, Inc., and who is otherwise acceptable to the Administrator (whose acceptance shall not be unreasonably withheld), and in a form reasonably acceptable to the Administrator, together with an opinion of counsel for such

Customer Letter of Credit issuer acceptable in form and substance to the Administrator; provided that a copy of such Customer
                      --------
Letter of Credit shall have been provided to Standard & Poor's Corporation and Moody's Investors Service, Inc. and they shall have either confirmed (orally or in writing) the rating of the Commercial Paper Notes or waived (orally or in writing) such requirement of confirmation.

     (f) The Company may satisfy its obligations pursuant to this Section 3.05 by providing both a Spread Account and a
     ------------
Customer Letter of Credit, provided that the sum of the amount of
                           --------
funds from time to time in the Spread Account plus the stated amount from time to time of the Customer Letter of Credit is at least equal to the Enhancement Limit.


                            ARTICLE IV

                    FEES AND YIELD PROTECTION

     SECTION 4.01.  Fees.
                    ----

     (a)  Arrangement Fee.  AnnTaylor shall pay to the
          ---------------
Administrator, for the account of Lender and the Relationship Bank, an arrangement fee ("Arrangement Fee") payable on such
                           ---------------
dates and in such amounts as are set forth in the letter dated December 7, 1993 from the Relationship Bank to AnnTaylor.

     (b)  Other Fees.  The Company shall pay to the Administrator
          ----------
for the account of the Lender certain other fees payable in such amounts and on such dates as are set forth in the fee letter, dated as of the date hereof (as amended or supplemented from time to time, the "Fee Letter") among the Company, AnnTaylor, the
              ----------
Relationship Bank and the Administrator.

     SECTION 4.02.  Yield Protection.
                    ----------------

     (a) If (i) Regulation D or (ii) any Regulatory Change occurring after the date hereof

          (A) shall subject an Affected Party to any tax, duty or other charge with respect to any Loan owned by, owed to or funded by it, or any obligations or right to make Loans or to provide funding therefor, or shall change the basis of taxation of payments to the Affected Party of any part of the Loans owned by, owed to or funded in whole or in part by it or any other amounts due under this Agreement in respect of the Loans (or any portion thereof) owned by or funded by it or its obligations or rights, if any, to make Loans or to provide funding therefor (except for changes in the rate of any tax which is a franchise tax or a tax on the net income of such Affected Party imposed by the United States of America, by any jurisdiction in which such Affected Party's principal executive office is located and, if such Affected Party's principal executive office is not in the United States of America, by any jurisdiction where such Affected Party's principal office in the United States is located); or

          (B) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of the interest rate applicable to the Loans), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Affected Party, or credit extended by any Affected Party; or

          (C) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party in respect of the transactions contemplated hereby; or

          (D) shall impose any other condition affecting any Loan owned by, owed to or funded in whole or in part by any Affected Party, or its obligations or rights, if any, to make Loans or to provide funding therefor;

     and the result of any of the foregoing is or would be

          (x) to increase the cost to (I) an Affected Party funding or making or maintaining any Loans (or any portion thereof), any purchases, reinvestments, or loans or other extensions of credit under the Liquidity Agreement, or any Credit Draw, or any commitment of such Affected Party with respect to any of the foregoing, or (II) the Administrator for continuing its or the Company's relationship with Lender,

          (y) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, or under the Liquidity Agreement or the Credit Agreement with respect thereto, or

          (z) in the sole determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which such Affected Party could otherwise have achieved, then within thirty days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis of such demand), the Company shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction.

     (b) Each Affected Party will promptly notify the Company and the Administrator of any event of which it has knowledge which will entitle such Affected Party to compensation pursuant to this Section 4.02; provided, however, no failure to give or
        ------------  --------  -------
delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation except that no Affected Party shall be entitled to compensation under this
Section 4.02 with respect to any increased costs or reduced
- ------------
return incurred more than 90 days prior to the date on which a responsible officer of such Affected Party had actual knowledge and notified the Company of the event giving rise to such increased cost or reduced return.

     (c) In determining any amount provided for or referred to in this Section 4.02, an Affected Party may use any reasonable
        ------------
averaging and attribution methods that it reasonably shall deem applicable; provided that such Affected Party shall not be
            --------
arbitrary with respect to requesting similar compensation with respect to similar transactions to the extent it is entitled to do so pursuant to the applicable agreements. Any Affected Party when making a claim under this Section 4.02 shall submit to the
                               ------------
Company a statement as to such increased cost or reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of demonstrable error, be conclusive and binding upon the Company.

     (d) Any Affected Party which is a participant shall only be entitled to amounts under this Section 4.02 to the extent that
                               ------------
such amounts, together with all amounts due to the Person selling such participation under this Section 4.02, do not exceed the
                              ------------
amounts that would have been due to such Person under this
Section 4.02 if the participation had not been entered into or
- ------------
sold.

     SECTION 4.03.  Funding Losses.  In the event that any
                    --------------
Liquidity Bank shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Liquidity Bank to make any Liquidity Loan or maintain any Liquidity Loan, but not including loss of anticipated profit) as a result of any Loan not being made in accordance with a request therefore under Section 1.02 (other than by reason of the failure
                ------------
of Lender to fund such Loan pursuant to its commitment), then, upon written notice from the Administrator to the Company and

Servicer, but without duplication of any Liquidation Fee paid by the Company, the Company shall pay to Servicer, and Servicer shall remit such amount paid by the Company to the Administrator for the account of such Liquidity Bank, the amount of such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding upon the Company and Servicer.


                            ARTICLE V

                       CONDITIONS OF LOANS

     SECTION 5.01.  Conditions Precedent to Initial Loan.  The
                    ------------------------------------
initial Loan hereunder is subject to the condition precedent that the Administrator shall have received, on or before the date of such Loan, the following, each (unless otherwise indicated) dated such date and in form and substance satisfactory to the
Administrator:

          (a) A copy of the resolutions of the Board of Directors of each of the Company and AnnTaylor approving this Agreement and the other Transaction Documents to which it is a party to be delivered by it hereunder and the transactions contemplated hereby, certified by its Secretary or Assistant Secretary;

          (b) Good standing certificates for the Company issued by the Secretaries of State of Delaware and Connecticut;
     good standing certificates for AnnTaylor issued by the Secretaries of State of New York and Delaware.

          (c) A certificate of the Secretary or Assistant Secretary of each of the Company and AnnTaylor certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it hereunder (on which certificate the Administrator and Lender may conclusively rely until such time as the Administrator shall receive from the Company or AnnTaylor, as the case may be, a revised certificate meeting the requirements of this subsection
                                                  ----------
     (c));
     ---

          (d) The Certificate of Incorporation of each of the Company and AnnTaylor, duly certified by the Secretary of State of Delaware, as of a recent date acceptable to Administrator, together with a copy of the by-laws of each of the Company and AnnTaylor, duly certified by the Secretary or an Assistant Secretary of the Company or AnnTaylor, as the case may be;

          (e)  Copies of proper financing statements (Form UCC-
     1), filed or delivered to the Lender or the Administrator for filing on or prior to the date of the initial Loan, naming (i) AnnTaylor as the debtor and seller of Receivables, the Company as the secured party and purchaser and Lender as the assignee and (ii) the Company as the debtor and Lender as the secured party;

          (f) A search report provided in writing to the Administrator by LEXIS Document Service, listing all effective financing statements that name the Company or AnnTaylor as debtor and that are filed in the jurisdictions in which filings were made pursuant to subsection (e) above
                                            --------------
     and in such other jurisdictions that Administrator shall reasonably request, together with copies of such financing statements (none of which shall cover the Receivables Pool or any interests therein);

          (g) Duly executed copies of Lock-Box Agreements with each of the Lock-Box Banks;

          (h) Opinions of (i) Skadden, Arps, Slate, Meagher & Flom, special counsel to the Company, in substantially the form of Exhibits 5.01(h)-(i), 5.01(h)-(iii) and 5.01(h)-
             --------------------  -------------     --------
     (iv), (ii) Jocelyn F.L. Barandiaran, Esq., general counsel
     ----
     for the Company, in substantially the form of Exhibit
                                                   -------
     5.01(h)-(ii) and (iii) Tyler, Cooper & Alcorn, special
     ------------
     Connecticut counsel to the Company, in substantially the form of Exhibit 5.01(h)-(v);
             -------------------

          (i) Such powers of attorney as the Administrator shall reasonably request to enable the Administrator to collect all amounts due under any and all Pool Receivables;

          (j)  A pro forma Information Package, prepared in
                 --- -----
     respect of the proposed initial Loan, assuming a Cut-Off
     Date of December 24, 1993;

          (k) A report in form and substance satisfactory to the Administrator from the Relationship Bank as to a pre-closing due diligence audit of the Company by the Relationship Bank;

          (l) The Liquidity Agreement, duly executed by Lender, the Liquidity Agent and each Liquidity Bank;

          (m) Written approval by the Credit Bank of this Agreement and the transactions contemplated hereby;

          (n) Letters from the rating agencies then rating the Commercial Paper Notes, confirming in effect that the existing ratings of the Commercial Paper Notes will remain in effect after giving effect to the transactions contemplated hereby;

          (o) The Purchase Agreement, duly executed by the Company and AnnTaylor;

          (p)  The Note, duly executed by the Company;

          (q) The Fee Letter, duly executed by the Company and AnnTaylor;

          (r) A copy of all documents required to be delivered under the Purchase Agreement;

          (s) The written consent of the required banks pursuant to the AnnTaylor Credit Agreement to the transactions contemplated by the Transaction Documents; and

          (t) Partial releases (UCC-3 statements) executed by Bank of America National Trust and Savings Association, as
     Agent, releasing all of its interest in the Receivables
     Pool.

     SECTION 5.02.  Conditions Precedent to All Loans.  Each Loan
                    ---------------------------------
(including the initial Loan) shall be subject to the further conditions precedent that on the date of such Loan the following statements shall be true (and the Company by accepting the amount of such Loan shall be deemed to have certified that):

          (a)  the representations and warranties contained in
     Section 6.01 are correct on and as of such day as though
     ------------
     made on and as of such day and shall be deemed to have been made on such day,

          (b) no event has occurred and is continuing, or would result from such Loan, that constitutes an Event of Default or Unmatured Event of Default,

          (c) after giving effect to each proposed Loan, the Outstanding Principal will not exceed the Lending Limit or the Borrowing Base, and

          (d)  the Termination Date shall not have occurred.


                            ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES

     SECTION 6.01.  Representations and Warranties of the
                    -------------------------------------
Company.  The Company represents and warrants as follows:
- -------

          (a)  Organization and Good Standing.  It has been duly
               ------------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to acquire and own the Pool Receivables.

          (b)  Due Qualification.  It is duly qualified to do
               -----------------
     business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals except where the failure to be in good standing or to so qualify has not had and will not have a Material Adverse Effect.

          (c)  Power and Authority; Due Authorization.  It (i)
               --------------------------------------
     has all necessary power, authority and legal right to (A) execute and deliver this Agreement, the Note and the other Transaction Documents to which it is a party, (B) carry out the terms of the Transaction Documents, and (C) borrow the Loans and grant the security interest in the Receivables Pool on the terms and conditions herein provided and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement, the Note and the other Transaction Documents to which it is a party and the borrowing of the Loans and the granting of the security interest in the Receivables Pool on the terms and conditions herein provided.

          (d)  Valid Security Interest; Binding Obligations.
               --------------------------------------------
     This Agreement creates a valid first priority security interest in the Receivables Pool in favor of the Lender, enforceable against creditors of, and purchasers from, the Company; and this Agreement constitutes, and the Note and each other Transaction Document to be signed by it when duly executed and delivered will constitute, its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e)  No Violation.  The consummation of the
               ------------
     transactions contemplated by this Agreement, the Note and the other Transaction Documents and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or by-laws of the Company or any indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which it or any of its properties is bound, except where such conflict, breach or default has not had and will not have a Material Adverse Effect, (ii) result in the creation or imposition of any Lien upon any of the Company's properties pursuant to the terms of any such indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or (iii) violate any law or any order, rule, or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Company or any of its properties except where such violation has not had and will not have a Material Adverse Effect.

          (f)  No Proceedings.  There are no proceedings or
               --------------
     investigations pending, or to the Company's knowledge threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

          (g)  Bulk Sales Act.  No transaction contemplated
               --------------
     hereby requires compliance with any bulk sales act or similar law.

          (h)  Government Approvals.  No authorization or
               --------------------
     approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of this Agreement or any other Transaction Document, except for the filing of the UCC financing
               ------
     statements referred to in Article V, all of which, at the
                               ---------
     time required in Article V, shall have been duly made and
                      ---------
     shall be in full force and effect (or, in the case of the initial Loan, shall have been duly delivered to the Administrator).

          (i)  Financial Condition.  (x)  The balance sheet of
               -------------------
     the Company as of the date hereof certified by a Responsible

     Officer, copies of which have been furnished to the Administrator, fairly presents the Company's assets and liabilities as of such date (after giving effect to the transactions contemplated by the Transaction Documents); and
     (y) since the date of the Company's incorporation, there has been no material adverse change in any of the Company's financial condition, business, or operations.

          (j)  Litigation.  No injunction, decree or other
               ----------
     decision has been issued or made by any court, governmental agency or instrumentality thereof that could reasonably be expected to have a Material Adverse Effect, and no written threat by any person has been made to attempt to obtain any such decision.

          (k)  Margin Regulations.  The use of all funds obtained
               ------------------
     by the Company under this Agreement will not conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

          (l)  Quality of Title.  The Receivables Pool is owned
               ----------------
     by the Company free and clear of any Lien (other than any Lien arising hereunder solely as the result of any action taken by Lender (or any assignee thereof) or by the Administrator); upon the filing of UCC-1 financing statements with the Secretary of State of Connecticut and the execution of the Spread Account Agreement, Lender shall have acquired and shall at all times thereafter continuously maintain a valid and perfected first priority security interest in the Receivables Pool (other than with respect to the Spread Account, in which case such security interest shall be in respect of the Eligible Investments (as defined in the Spread Account Agreement) credited thereto), free and clear of any Lien (other than any Lien arising hereunder solely as the result of any action taken by Lender (or any assignee thereof) or by the Administrator); and no financing statement or other instrument similar in effect covering the Receivables Pool or any portion thereof is on file in any recording office except such as may be filed (i) in favor of AnnTaylor in accordance with the Contracts, (ii) in favor of Lender or the Administrator in accordance with this Agreement or in connection with any Lien arising hereunder solely as the result of any action taken by Lender (or any assignee thereof) or by the Administrator, (iii) in favor of the Company pursuant to the Purchase Agreement, (iv) in favor of the Collateral Agent or (v) in favor of Bank of America National Trust and Savings Association, as Agent, for which partial releases have been delivered pursuant to
     Section 5.01(t).
     ---------------

          (m)  Accurate Reports.  No Information Package (if
               ----------------
     prepared by the Company or to the extent information therein was supplied by the Company) or other information, exhibit, financial statement, document, book, record or report furnished or to be furnished in writing by or on behalf of the Company to the Administrator, Lender or the Relationship Bank in connection with this Agreement was or will be inaccurate in any material respect (in light of the circumstances under which such information was furnished and taken as a whole together with all other information previously furnished or then being furnished) as of the date it was or will be dated or (except as otherwise disclosed to the Administrator, Lender and the Relationship Bank at or prior to such time) as of the date so furnished, or contained or will contain any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading on the date as of which such information is dated or certified.

          (n)  Offices.  The chief place of business and chief
               -------
     executive office of the Company is located at its address specified in Schedule 6.01(n), and the offices where the
                  ----------------
     Company keeps all its books, records and documents evidencing Pool Receivables, the related Contracts and all agreements related to such Pool Receivables are located at the addresses specified in Schedule 6.01(n) (or at such
                                ----------------
     other locations, notified to the Administrator in accordance with Section 7.01(f), in jurisdictions where all action
          ---------------
     required by Section 8.05 has been taken and completed).
                 ------------

          (o)  Lock-Box Accounts.  The names and addresses of all
               -----------------
     the Lock-Box Banks, together with the account numbers of the lock-box accounts of the Company at such Lock-Box Banks, are specified in Schedule 6.01(o) (or have been notified to the
                  ----------------
     Administrator and the Relationship Bank in accordance with
     Section 7.04(d)).
     ---------------

          (p)  Eligible Receivables.  Each Receivable included in
               --------------------
     the Net Pool Balance as an Eligible Receivable on the date of any calculation of the Borrowing Base shall be an Eligible Receivable on such date.

          (q)  Capitalization.  The authorized capital stock of
               --------------
     the Company consists of one hundred (100) shares of common stock, $1.00 par value, of which all are currently issued and outstanding. All of such outstanding shares are validly issued, fully paid and nonassessable and are owned (beneficially and of record) by AnnTaylor.

          (r)  Trade Names.  Except as disclosed on Schedule
               -----------                          --------
     6.01(r), the Company does not use any trade name other than
     -------
     its actual corporate name. From and after the date that fell five (5) years before the date hereof, the Company has not been known by any legal name other than its corporate name as of the date hereof, nor has it been the subject of any merger or other corporate reorganization except as disclosed on Schedule 6.01(r).
                  ----------------

          (s)  Taxes.  The Company has filed all tax returns and
               -----
     reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any taxes not yet delinquent and any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its respective books.

          (t)  Compliance with Applicable Laws.  The Company is
               -------------------------------
     in compliance in all material respects with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (including, without limitation, Regulation Z, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and all other consumer laws, rules and regulations applicable to the Receivables and related Contracts), a breach of any of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (u)  Receivable Evidenced By Instruments.  None of the
               -----------------------------------
     Receivables is evidenced by an instrument (other than instruments received in connection with collection efforts, all of which shall be delivered, duly endorsed, to the Administrator if requested by the Administrator or the Relationship Bank during the continuance of an Event of Default).

     SECTION 6.02.  Representations and Warranties of AnnTaylor.
                    -------------------------------------------
AnnTaylor, as Servicer, represents and warrants as follows:

          (a)  Organization and Good Standing.  It has been duly
               ------------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

          (b)  Due Qualification.  It is duly qualified to do
               -----------------
     business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals except where the failure to be in good standing or to so qualify has not had and will not have a Servicer Material Adverse Effect.

          (c)  Power and Authority; Due Authorization.  It (i)
               --------------------------------------
     has all necessary power, authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, and (B) carry out the terms of the Transaction Documents, in its capacity as Servicer, and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party in its capacity as Servicer.

          (d)  Binding Obligations.  This Agreement constitutes,
               -------------------
     and each other Transaction Document to be signed by it in its capacity as Servicer when duly executed and delivered will constitute, its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e)  No Violation.  The consummation of the
               ------------
     transactions contemplated by this Agreement and the other Transaction Documents to which AnnTaylor is a party in its capacity as Servicer, and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or by-laws of AnnTaylor or any indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which AnnTaylor is a party or by which it or any of its properties is bound, except where such conflict, breach or default has not had and will not have a Servicer Material Adverse Effect, (ii) result in the creation or imposition of any Lien upon any of AnnTaylor's properties pursuant to the terms of any such indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or
     (iii) violate any law or any order, rule, or regulation applicable to AnnTaylor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over

     AnnTaylor or any of its properties except where such violation has not had and will not have a Servicer Material
     Adverse Effect.

          (f)  No Proceedings.  There are no proceedings or
               --------------
     investigations pending, or to AnnTaylor's knowledge threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document to which AnnTaylor is a party as Servicer, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which AnnTaylor is a party as Servicer, or (iii) seeking any determination or ruling that could reasonably be expected to have a Servicer Material Adverse Effect.

          (g)  Government Approvals.  No authorization or
               --------------------
     approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by AnnTaylor of this Agreement or any other Transaction Document to which it is a party in its capacity as Servicer.

          (h)  Financial Condition.  (x)  The consolidated
               -------------------
     balance sheets of ATSC and its consolidated Subsidiaries as at January 30, 1993, and the related statements of income and shareholders' equity of ATSC and its consolidated Subsidiaries for the fiscal year then ended, certified by Deloitte & Touche, independent certified public accountants, copies of which have been furnished to the Administrator, fairly present the consolidated financial condition, business, business prospects and operations of ATSC and its consolidated Subsidiaries as at such date and the consolidated results of the operations of ATSC and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied; and (y) since January 30, 1993 there has been no material adverse change in any such condition, business, or operations.

          (i)  Litigation.  No injunction, decree or other
               ----------
     decision has been issued or made by any court, governmental agency or instrumentality thereof that could reasonably be expected to have a Servicer Material Adverse Effect, and no written threat by any person has been made to attempt to obtain any such decision.

          (j)  Accurate Reports.  No Information Package (if
               ----------------
     prepared by AnnTaylor or any of its Affiliates, (other than the Company), as Servicer, or to the extent information therein was supplied by AnnTaylor or any of its Affiliates

     (other than the Company), as Servicer, or other information, exhibit, financial statement, document, book, record or report furnished or to be furnished in writing by or on behalf of AnnTaylor or any of its Affiliates (other than the Company), as Servicer to the Administrator, Lender or the Relationship Bank in connection with this Agreement was or will be inaccurate in any material respect (in light of the circumstances under which such information was furnished and taken as a whole together with all other information previously furnished or then being furnished) as of the date it was or will be dated or (except as otherwise disclosed to the Administrator, Lender and the Relationship Bank at or prior to such time) as of the date so furnished, or contained or will contain any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

          (k)  Offices.  The chief place of business and chief
               -------
     executive office of AnnTaylor is located at its address specified in Schedule 6.02(k), and the offices where
                  ----------------
     AnnTaylor keeps all its books, records and documents evidencing Pool Receivables, the related Contracts and all agreements related to such Pool Receivables are located at the addresses specified in Schedule 6.02(k) (or at such
                                ----------------
     other locations, notified to the Administrator in accordance with Section 7.01(f)).
          ---------------

          (l)  Bank Accounts.  The names and addresses of all
               -------------
     banks with accounts in which Collections received at AnnTaylor's stores or its headquarters are deposited, together with the account numbers of such accounts are specified in Schedule 6.02(l) (or have been notified to the
                  ----------------
     Administrator and the Relationship Bank in accordance with
     Section 7.03(d)).
     ---------------

          (m)  Servicing Programs.  No further license or
               ------------------
     approval is required for the Administrator's use of any program used by Servicer in the servicing of the Pool Receivables, other than those which have been obtained and are in full force and effect.

          (n)  Taxes.  AnnTaylor has filed all tax returns and
               -----
     reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any taxes not yet delinquent and any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its respective books.

          (o)  Compliance with Applicable Laws.  AnnTaylor, as
               -------------------------------
     Servicer, is in compliance in all material respects with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (including, without limitation, Regulation Z, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and all other consumer laws, rules and regulations applicable to the Receivables and related Contracts), a breach of any of which, individually or in the aggregate, could reasonably be expected to have a Servicer Material Adverse Effect.


                           ARTICLE VII

          GENERAL COVENANTS OF THE COMPANY AND ANNTAYLOR

     SECTION 7.01.  Affirmative Covenants.  From the date hereof
                    ---------------------
until the Final Payout Date, the Company and AnnTaylor each covenants, as to itself, that it will unless, in each case, the Administrator shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.  Comply in all material
               -------------------------
     respects with all applicable laws, rules, regulations and orders with respect to the Pool Receivables and related Contracts except where such noncompliance has not had and will not have a Material Adverse Effect, in the case of this covenant by the Company, or Servicer Material Adverse Effect, in the case of this covenant by AnnTaylor.

          (b)  Preservation of Corporate Existence.  Preserve and
               -----------------------------------
     maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a Material Adverse Effect, in the case of this covenant by the Company, or Servicer Material Adverse Effect, in the case of this covenant by AnnTaylor.

          (c)  Audits.  (i) At any time and from time to time
               ------
     during regular business hours, upon reasonable notice and in a manner designed not to unreasonably disrupt the normal business operations of AnnTaylor or the Company, permit the Administrator, the Relationship Bank or any of their agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in its possession or under its control relating to the Receivables

     Pool, including, without limitation, the related Contracts and other agreements, and (B) to visit its offices and properties for the purpose of examining such materials described in clause (i)(A) next above, and to discuss
                  -------------
     matters relating to the Receivables Pool or its performance hereunder with any of its officers or employees having knowledge of such matters; and (ii) without limiting the provisions of clause (i) next above, from time to time on
                   ----------
     request of Administrator or the Relationship Bank, permit certified public accountants or other auditors acceptable to the Administrator to conduct, at AnnTaylor's or the Company's expense, as the case may be, a review of its books and records; provided, however, that, unless an Event of
                  --------  -------
     Default has occurred and is continuing, AnnTaylor and the Company shall only be obligated to pay for (i) the out-of-pocket expenses of the internal auditors of the Administrator or the Relationship Bank incurred with respect to such reviews done not more frequently than three times per year (and such expenses shall be subject to Section
                                                     -------
     14.05(a)) and (ii) in addition to the amounts set forth in
     --------
     clause (i), the allocated cost of the internal auditors of
     ----------
     the Administrator or the Relationship Bank with respect to such reviews done not more frequently than once a year.

          (d)  Keeping of Records and Books of Account.  Maintain
               ---------------------------------------
     and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Pool Receivables in the event of the destruction of the originals thereof), and keep and main-tain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the daily identification of each new Pool Receivable and all Collections of and adjustments to each existing Pool Receivable).

          (e)  Performance and Compliance with Receivables and
               -----------------------------------------------
     Contracts.  At its expense timely and fully perform and
     ---------
     comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables and all other agreements related to such Pool Receivables.

          (f)  Location of Records.  Keep its chief place of
               -------------------
     business and chief executive office, and the offices where it keeps its records concerning the Pool Receivables, all related Contracts and all other agreements related to such Pool Receivables (and all original documents relating thereto), at its address(es) referred to in Section 6.01(n)
                                                 ---------------
     or 6.02(k), as the case may be, or, upon 30 days' prior
        -------
     written notice to the Administrator, at such other locations in jurisdictions where all action required by Section 8.05
                                                   ------------
     shall have been taken and completed.

          (g)  Credit and Collection Policies.  Comply in all
               ------------------------------
     material respects with the Credit and Collection Policy in regard to each Pool Receivable and the related Contract.

          (h)  Collections.  Instruct all Obligors to cause all
               -----------
     Collections of Pool Receivables to be deposited directly with a Lock-Box Bank.

          (i)  Funding Account.  Use its best efforts to deliver
               ---------------
     to the Administrator within 30 days of the initial Loan hereunder an agreement executed by it and the bank where the Funding Account (as defined in the Purchase Agreement) is located substantially in the form of a Lock-Box Agreement or in such other form as is reasonably acceptable to the parties hereto.

     SECTION 7.02  Separate Corporate Existence.  The Company
                   ----------------------------
hereby acknowledges that Lender, the Liquidity Banks and the Administrator, are entering into the transactions contemplated by this Agreement and the other Transaction Documents in reliance upon the Company's identity as a legal entity separate from AnnTaylor. Therefore, from and after the date hereof, the Company shall take all steps specifically required by this Agreement or by the Lender or Administrator to continue the Company's identity as a separate legal entity and to make it apparent to third Persons that the Company is an entity with assets and liabilities distinct from those of Servicer, AnnTaylor and any other Person, and is not a division of Servicer, AnnTaylor or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, the Company shall take such actions as shall be required in order that:

          (a) The Company will be a limited purpose corporation whose primary activities are restricted in its certificate of incorporation to purchasing or otherwise acquiring from AnnTaylor, owning, holding, granting security interests, or selling interests, in Receivables, Contracts, Related Security and Collections from AnnTaylor, entering into agreements for the servicing and financing of the Receivables Pool, entering into interest rate agreements, spread account agreements and similar documents and conducting such other activities as it deems necessary or appropriate to carry out its primary activities;

          (b) Not less than one member of the Company's Board of Directors (the "Independent Director") shall be an
                     --------------------
     individual who is not a direct, indirect or beneficial stockholder, officer, director, employee, affiliate, associate, or supplier of the Company or any of its Affiliates. The certificate of incorporation of the Company shall provide that (i) the Company's Board of Directors shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Company unless the Independent Director shall approve the taking of such action in writing prior to the taking of such action and (ii) such provision cannot be amended without the prior written consent of the Independent Director;

          (c) The Independent Director shall not at any time serve as a trustee in bankruptcy for the Company, AnnTaylor or any Affiliate thereof;

          (d) Any employee, consultant or agent of the Company will be compensated from the Company's funds for services provided to the Company. The Company will engage no agents other than its attorneys, auditors and other professionals, and a servicer for the Receivables Pool, which servicer will be fully compensated for its services to the Company by payment of the Servicer's Fee;

          (e) The Company will contract with Servicer to perform for the Company all operations required on a daily basis to service the Receivables Pool. The Company will pay Servicer the Servicer's Fee pursuant hereto. The Company will not incur any material indirect or overhead expenses for items shared between the Company and AnnTaylor (or any other Affiliate thereof) which are not reflected in the Servicer's Fee. To the extent, if any, that the Company and AnnTaylor (or any other Affiliate thereof) share items of expenses not reflected in the Servicer's Fee, such as legal, auditing and other professional services, such expenses will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered, it being understood that AnnTaylor shall pay all expenses relating to the preparation, negotiation, execution and delivery of the Transaction Documents, including, without limitation, legal, agency and other fees;

          (f) The Company's operating expenses will not be paid by AnnTaylor or any other Affiliate thereof;

          (g) The Company will have its own separate post office box and stationery;

          (h) The Company's books and records will be maintained separately from those of AnnTaylor and any other Affiliate thereof;

          (i) All financial statements of AnnTaylor or any Affiliate thereof that are consolidated to include the Company will contain detailed notes clearly stating that (A) all of the Company's assets are owned by the Company, and
     (B) the Company is a separate corporate entity with creditors who have received security interests in the Company's assets;

          (j) The Company's assets will be maintained in a manner that facilitates their identification and segregation from those of AnnTaylor or any Affiliate thereof;

          (k) The Company will strictly observe corporate formalities in its dealings with AnnTaylor or any Affiliate thereof, and funds or other assets of the Company will not be commingled with those of AnnTaylor or any Affiliate thereof. The Company shall not maintain joint bank accounts or other depository accounts to which AnnTaylor or any Affiliate thereof (other than AnnTaylor in its capacity as Servicer) has independent access; and

          (l)  The Company will maintain arm's-length
     relationships with AnnTaylor (and any Affiliate thereof). Any Person that renders or otherwise furnishes services to the Company will be compensated by the Company at market rates for such services it renders or otherwise furnishes to the Company. Except as contemplated in the Transaction Documents neither the Company nor AnnTaylor will be or will hold itself out to be responsible for the debts of the other or the decisions or actions respecting the daily business and affairs of the other.

     SECTION 7.03.  Reporting Requirements.  From the date hereof
                    ----------------------
until the Final Payout Date, the Company and AnnTaylor each covenants as to itself that it will, unless the Administrator and the Relationship Bank shall otherwise consent in writing, furnish to the Administrator and the Relationship Bank the items set forth in paragraphs (a), (b), (g), (h), (i), (j), (k) and (m) in
         --------------  ---  ---  ---  ---  ---  ---     ---
the case of the Company and the items set forth in paragraphs
                                                   ----------
(c), (d), (e), (f), (g), (h), (i), (k), (l) and (m) in the case
- ---  ---  ---  ---  ---  ---  ---  ---  ---     ---
of AnnTaylor:

          (a)  Monthly Financial Statements - the Company.  As
               ------------------------------------------
     soon as available and in any event within 45 days after the end of each month copies of the financial statements of the Company prepared in conformity with GAAP (but subject to year end audit adjustments), duly certified by a Responsible Officer of the Company;

          (b)  Annual Financial Statements - the Company.  As
               -----------------------------------------
     soon as available and in any event within 90 days after the end of each fiscal year of the Company, copies of the financial statements of the Company prepared in conformity with GAAP, including a footnote containing the aggregate Unpaid Balance of the Pool Receivables, the Unpaid Balance of the Delinquent Receivables and of the Defaulted Receivables, duly certified by independent certified public accountants of recognized standing selected by the Company;

          (c)  Quarterly Financial Statements - ATSC.  As soon as
               -------------------------------------
     available and in any event within 45 days after the end of each fiscal quarter of ATSC, copies of the financial statements of ATSC and its Subsidiaries prepared on a consolidated basis in conformity with GAAP, duly certified by a Responsible Officer of ATSC, together with a certificate from such officer containing a computation of, and showing compliance with, the financial restrictions contained in Sections 7.05(d) and (e);
                  ----------------     ---

          (d)  Annual Financial Statements - ATSC.  As soon as
               ----------------------------------
     available and in any event within 90 days after the end of each fiscal year of ATSC, copies of the financial statements of ATSC and its Subsidiaries prepared on a consolidated basis in conformity with GAAP, duly certified by independent certified public accountants of recognized standing selected by ATSC, together with a certificate from such accountants containing a computation of, and showing compliance with, the financial restrictions contained in Sections 7.05(d) and
                                             ----------------
     (e);
     ---

          (e)  Financial Statements - AnnTaylor.  As soon as
               --------------------------------
     practicable after requested by the Administrator or the Relationship Bank, copies of the financial statements of AnnTaylor and its Subsidiaries prepared on a consolidated basis in conformity with GAAP, duly certified by a Responsible Officer of AnnTaylor;

          (f)  Reports to Holders and Exchanges.  In addition to
               --------------------------------
     the reports required by subsections (a), (b), (c), (d) and
                             ---------------  ---  ---  ---
     (e) next above, promptly upon the Administrator's or
     ---
     Relationship Bank's request, copies of any reports which ATSC sends to any of its securityholders, and any reports or registration statements that ATSC files with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and to registrations of securities for selling securities;

          (g)  ERISA.  Promptly after the filing or receiving
               -----
     thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA as to which the 30-day notice requirement has not been waived by the Pension Benefit Guaranty Corporation which ATSC, the Company or AnnTaylor, as the case may be, files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Company or AnnTaylor, as the case may be, receives from the Pension Benefit Guaranty Corporation;

          (h)  Events of Default.  As soon as possible and in any
               -----------------
     event within five days after a Responsible Officer of the Company or AnnTaylor, as the case may be, has knowledge of the occurrence of each Event of Default and each Unmatured Event of Default, a written statement of a Responsible Officer of the Company or AnnTaylor, as the case may be, setting forth details of such event and the action that the Company proposes to take with respect thereto;

          (i)  Litigation.  As soon as possible and in any event
               ----------
     within five Business Days of the Company's or AnnTaylor's, as the case may be, knowledge thereof, notice of (i) any litigation, investigation or proceeding which may exist at any time could reasonably be expected to have a Material Adverse Effect and (ii) any material adverse development in previously disclosed litigation;

          (j)  Management Report.  As soon as available, a copy
               -----------------
     of the annual management report of ATSC prepared in
     connection with the annual audit referred to in Section
                                                     -------
     7.03(d).
     -------

          (k)  Change in Credit and Collection Policy.  Prior to
               --------------------------------------
     its effective date, notice of any change in the Credit and Collection Policy;

          (l)  Bank Accounts.  On or prior to each January 27th
               -------------
     and, during the continuance of an Event of Default, as often as requested by the Administrator or the Relationship Bank, an updated and corrected Schedule 6.02(l); and
                              ----------------

          (m)  Other.  Promptly, from time to time, such other
               -----
     information, documents, records or reports respecting the Pool Receivables or the condition or operations, financial or otherwise, of the Company or AnnTaylor, as the case may be, as the Administrator or the Relationship Bank may from time to time reasonably request in order to protect the interests of the Administrator or Lender under or as contemplated by this Agreement.

     SECTION 7.04.  Negative Covenants of the Company.  From the
                    ---------------------------------
date hereof until the Final Payout Date, the Company will not without the prior written consent of the Administrator:

          (a)  Sales, Liens, Etc.  Except as otherwise provided
               ------------------
     herein or in the Purchase Agreement, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, the Receivables Pool, or any interest therein, or any lock-box account to which any Collections of any Pool Receivable are sent, or any right to receive income or proceeds from or in respect of any of the foregoing.

          (b)  Extension or Amendment of Receivables.  Except in
               -------------------------------------
     accordance with the Credit and Collection Policy as permitted in Section 8.02, extend, amend or otherwise modify
                  ------------
     the terms of any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

          (c)  Change in Business or Credit and Collection
               -------------------------------------------
     Policy.  Make any change in the character of its business or
     ------
     in the Credit and Collection Policy, which change would, in either case, adversely affect the collectability of a significant portion of the Pool Receivables or otherwise adversely affect the first priority, perfected security interest or remedies of Lender under this Agreement or any other Transaction Document or, without limiting the generality of the foregoing, change the method of calculating aging, which method is described on Schedule
                                                     --------
     7.03(c).
     -------

          (d)  Change in Payment Instructions to Obligors.  Add
               ------------------------------------------
     or terminate any bank as a Lock-Box Bank from those listed in Schedule 6.01(o) or make any change in its instructions
        ----------------
     to Obligors regarding payments to be made to the Company or Servicer or payments to be made to any Lock-Box Bank, unless the Administrator and the Relationship Bank shall have received notice of such addition, termination or change and duly executed copies of Lock-Box Agreements with each new Lock-Box Bank.

          (e)  Mergers, Acquisitions, Sales, etc.  Be a party to
               ---------------------------------
     any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease all or any substantial part of its assets (other than pursuant hereto and the Purchase Agreement), or sell or assign with or without recourse any Receivables or any interest therein (other than pursuant hereto or the Purchase Agreement).

          (f)  Restricted Payments.  Purchase or redeem any
               -------------------
     shares of the capital stock of the Company, declare or pay any dividends thereon (other than stock dividends), make any distribution to stockholders or set aside any funds for any such purpose, or make any payment in cash with respect to the Company Note (as defined in the Purchase Agreement) issued pursuant to the Purchase Agreement, unless after giving effect thereto, the Company's Net Worth is at least $850,000.

          (g)  Deposits to Special Accounts.  Deposit or
               ----------------------------
     otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections of Pool Receivables.

          (h)  Incurrence of Indebtedness.  Incur or permit to
               --------------------------
     exist any indebtedness or liability on account of deposits or advances or for borrowed money or for the deferred purchase price of any property or services, except (i) indebtedness not exceeding in the aggregate $4,995 at any one time outstanding, (ii) the Company's obligations hereunder or under the other Transaction Documents and (iii) the Company's obligations under a reimbursement agreement related to the Customer Letter of Credit, provided that such
                                               --------
     obligations are subordinate to the Company's obligations hereunder and under the Note and the parties thereto have agreed to non-petition language with respect to the Company reasonably satisfactory to the Administrator.

          (i)  Purchase Agreement.  Amend or waive any provision
               ------------------
     of the Purchase Agreement, or terminate the Purchase
     Agreement.

          (j)  Certificate of Incorporation.  Amend, repeal or
               ----------------------------
     waive Articles III, VII, X, XI, XII or XIV of its certificate of incorporation.

     SECTION 7.05  Negative Covenants of AnnTaylor.  From the
                   -------------------------------
date hereof until the Final Payout Date, AnnTaylor will not, without the prior written consent of the Administrator and the Relationship Bank:

          (a)  Conduct of Business.  Engage in any business other
               -------------------
     than the business engaged in by AnnTaylor on the date hereof and any business activities substantially similar or related thereto.

          (b)  Mergers, Acquisitions, etc.  Be a party to any
               ---------------------------
     merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, other than a merger of a Subsidiary into AnnTaylor or, except in the ordinary course of its business, sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any Receivables or any interest therein (other than (i) pursuant to the Purchase Agreement and (ii) to a Restricted Subsidiary relating to factory store outlets, provided that
                                                   --------
     the assets sold, transferred, conveyed or leased do not, in the aggregate, exceed 15% of Net Worth).

          (c)  Restricted Payments.  Violate the provisions of
               -------------------
     Section 8.05 of the AnnTaylor Credit Agreement as in effect
     ------------
     from time to time or, if the AnnTaylor Credit Agreement is terminated or cancelled or it expires, as in effect immediately prior to such termination, cancellation or expiration (and such provisions, and the definitions related thereto, are herein incorporated by reference as if fully set forth herein).

          (d)  Net Worth.  Allow Net Worth to be less than
               ---------
     $250,000,000.

          (e)  Fixed Charge Coverage Ratio.  Allow the Fixed
               ---------------------------
     Charge Coverage Ratio to be less than 1.4 to 1.

          (f)  Purchase Agreement.  Amend or waive any provision
               ------------------
     of the Purchase Agreement, or terminate the Purchase
     Agreement.


                           ARTICLE VIII

                  ADMINISTRATION AND COLLECTION

     SECTION 8.01.  Designation of Servicer.
                    -----------------------

     (a)  AnnTaylor as Initial Servicer.  The servicing,
          -----------------------------
administering and collection of the Pool Receivables shall be conducted by the Person designated as Servicer hereunder ("Servicer") from time to time in accordance with this Section
  --------                                             -------
8.01.  Until the Administrator or the Relationship Bank gives to
- ----
AnnTaylor a Successor Notice (as defined in Section 8.01(b)),
                                            ---------------
AnnTaylor is hereby designated as, and hereby agrees to perform the duties and obligations of, Servicer pursuant to the terms hereof.

     (b)  Successor Notice; Servicer Transfer Events.  Upon
          ------------------------------------------
AnnTaylor's receipt of a notice from the Administrator or Relationship Bank of the Administrator's or Relationship Bank's designation of a new Servicer (a "Successor Notice"), AnnTaylor
                                  ----------------
agrees that it will terminate its activities as Servicer hereunder in a manner that the Administrator believes will facilitate the transition of the performance of such activities to the new Servicer, and the Administrator (or its designee) shall assume each and all of AnnTaylor's obligations to service and administer such Receivables, on the terms and subject to the conditions herein set forth, and AnnTaylor shall use its best efforts to assist the Administrator (or its designee) in assuming such obligations, including, without limitation, by allowing the Administrator (or its designee) access to all computer software and programs used by AnnTaylor to service the Pool Receivables. The Administrator and Relationship Bank agree not to give AnnTaylor a Successor Notice until after the occurrence and only during the continuance of any Event of Default (any such Event of Default being herein called a "Servicer Transfer Event"), in
                               -----------------------
which case such Successor Notice may be given at any time in the Administrator's or the Relationship Bank's discretion. If AnnTaylor disputes the occurrence of a Servicer Transfer Event, AnnTaylor may take appropriate action to resolve such dispute; provided that AnnTaylor must terminate its activities hereunder
- --------
as Servicer and allow the newly designated Servicer to perform such activities on the date provided by the Administrator or Relationship Bank as described above, notwithstanding the commencement or continuation of any proceeding to resolve the aforementioned dispute.

     (c)  Subcontracts.  Servicer may, with the prior consent of
          ------------
the Administrator, subcontract with any other Person for servicing, administering or collecting the Pool Receivables, provided that Servicer shall remain liable for the performance of the duties and obligations of Servicer pursuant to the terms hereof.

     SECTION 8.02.  Duties of Servicer.
                    ------------------

     (a)  Appointment; Duties in General.  Each of the Company,
          ------------------------------
Lender and the Administrator hereby appoints as its agent Servicer, as from time to time designated pursuant to Section
                                                      -------
8.01, to enforce its rights and interests in and under the Pool
- ----
Receivables, the Related Security and the related Contracts. Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

     (b)  Allocation of Collections; Segregation.  Servicer shall
          --------------------------------------
set aside for the account of the Lender the Collections of Pool Receivables as set forth in Section 3.01, but shall not be
                            ------------
required (unless otherwise requested by the Administrator or the Relationship Bank after the occurrence and during the continuance of an Event of Default) to segregate the funds constituting such portions of such Collections prior to the remittance thereof in accordance with such Section. If instructed by the Administrator or the Relationship Bank after the occurrence and during the continuance of an Event of Default, Servicer shall segregate and deposit with a bank designated by the Relationship Bank, with the approval of the Administrator, the Collections of Pool Receivables, on the second Business Day following receipt by Servicer of such Collections in immediately available funds.
Such Collections shall be applied in accordance with Section
                                                     -------
3.01.
- ----

     (c)  Modification of Receivables.  So long as AnnTaylor is
          ---------------------------
the Servicer, Servicer, may, (A) in accordance with the Credit and Collection Policy, (i) extend the maturity of, or defer interest payments or finance charges with respect to, any Pool Receivable as Servicer may determine to be appropriate to maximize Collections thereof, and (ii) adjust the Unpaid Balance of any Receivable to reflect the reductions or cancellations described in the first sentence of Section 3.02(a) or (B) as a
                                   ---------------
result of a natural disaster, extend the maturity or defer interest payments or finance charges with respect to any Pool Receivable of an Obligor that is located in the area affected by such natural disaster as Servicer may determine; provided that
                                                 --------
the aggregate Unpaid Balance of such extended or deferred Pool Receivables does not exceed 3% of Outstanding Principal.

     (d)  Documents and Records.  The Company shall deliver to
          ---------------------
Servicer, and Servicer shall hold for the sole benefit of the Company and Lender in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) that evidence or relate to Pool Receivables.

     (e)  Certain Duties to the Company.  Servicer, if other than
          -----------------------------
AnnTaylor, shall, as soon as practicable upon demand, deliver to the Company copies of all documents, instruments and records in its possession that evidence or relate to Pool Receivables.

     (f)  Termination.  Servicer's authorization under this
          -----------
Agreement shall terminate upon the Final Payout Date.

     (g)  Power of Attorney.  The Company hereby grants to
          -----------------
Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Company all steps which are necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by the Company or transmitted or received by Lender (whether or not from the Company) in connection with any Pool Receivable.

     (h)  Information.  Servicer shall take such steps as shall
          -----------
be necessary to enable it to provide complete and accurate information, within five (or, if an Event of Default is continuing, one) Business Day(s) of request, to the Administrator and the Relationship Bank, with respect to the daily amounts and corresponding locations of those Collections received by the Company that have not been sent directly to the Lock-Box Banks.

     SECTION 8.03.  Rights of the Administrator.
                    ---------------------------

     (a)  Notice to Obligors.  At any time after the occurrence
          ------------------
and during the continuance of an Event of Default the Administrator may notify the Obligors of Pool Receivables, or any of them, of the security interest held by Lender.

     (b)  Notice to Lock-Box Banks.  At any time following the
          ------------------------
occurrence and during the continuance of a Event of Default the Administrator is hereby authorized to give notice to the Lock-Box Banks, as provided in the Lock-Box Agreements, of the transfer to the Administrator of dominion and control over the lock-boxes and related accounts to which the Obligors of Pool Receivables make payments. The Company hereby transfers to the Administrator, effective when the Administrator shall give notice to the Lock-Box Banks as provided in the Lock-Box Agreements, the exclusive dominion and control over such lock-boxes and accounts, and shall take any further action that the Administrator may reasonably request to effect such transfer. To the extent that the Lock-Box Banks are transferring Collections directly to the Administrator or pursuant to instructions from the Administrator, neither the Company nor the Servicer shall have any obligation to pay over such Collections pursuant to Section 3.01(b). The Administrator
                             ---------------
hereby agrees that upon the request of the Company (i) at and after such time that this Agreement is no longer in effect, it will provide written notice to the Lock-Box Banks and any bank referred to in Section 7.01(i) to such effect and (ii) unless an
               ---------------
Event of Default is then continuing, it will within 1 Business Day of such request by the Company deliver instructions to any Lock-Box Bank whose Lock-Box Agreement has been cancelled or terminated directing that mail addressed to the lock-box account, administered by such Lock-Box Bank be forwarded to another Lock-Box Bank as specified in such request by the Company.

     (c)  Rights on Servicer Transfer Event.  At any time
          ---------------------------------
following a Servicer Transfer Event:

          (i)  The Administrator may direct the Obligors of Pool
     Receivables, or any of them, to pay all amounts payable under any Pool Receivable directly to the Collateral Agent.

          (ii) AnnTaylor shall, at the Administrator's or Relationship Bank's request and at AnnTaylor's expense, give notice of the Lender's security interest to each said
     Obligor and direct that payments be made directly to the Collateral Agent.

          (iii) AnnTaylor shall, at the Administrator's or Relationship Bank's request, (A) assemble all of the documents, instruments and other records (including, without limitation, computer programs, tapes and disks) which evidence the Pool Receivables, and the related Contracts and Related Security, or which are otherwise necessary or desirable to collect such Pool Receivables, and make the same available to the Administrator at a place selected by the Administrator or the Relationship Bank, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Pool Receivables in a manner acceptable to the Administrator and promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Collateral Agent.

          (iv) Each of AnnTaylor, the Company and Lender hereby authorizes the Administrator, and grants to the Administrator an irrevocable power of attorney, to take any and all steps in the Company's or AnnTaylor's name and on behalf of the Company, AnnTaylor and Lender which are necessary or desirable, in the determination of the Administrator, to collect all amounts due under any and all Pool Receivables, including, without limitation, endorsing the Company's or AnnTaylor's name on checks and other instruments representing Collections and enforcing such Pool Receivables and the related Contracts; provided that the
                                            --------
     Administrator shall not exercise its rights under such power of attorney unless a Servicer Transfer Event shall have occurred and be continuing.

     SECTION 8.04.  Responsibilities of the Company.  Anything
                    -------------------------------
herein to the contrary notwithstanding:

     (a)  Contracts.  The Company shall perform all of its
          ---------
obligations under the Contracts related to the Pool Receivables and under the other agreements related thereto to the same extent as if the security interest had not been granted hereunder and the exercise by the Administrator or its designee of its rights hereunder shall not relieve the Company from such obligations.

     (b)  Limitation of Liability.  The Administrator, the
          -----------------------
Relationship Bank and Lender shall not have any obligation or liability with respect to any Pool Receivables, the Contracts related thereto or any other agreements related thereto, nor shall any of them be obligated to perform any of the obligations of the Company thereunder.

     SECTION 8.05.  Further Action Evidencing Security Interest.
                    -------------------------------------------

     (a)  Further Assurances.  The Company agrees that from time
          ------------------
to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Administrator or its designee may reasonably request in order to perfect or more fully evidence the security interest granted hereunder, or to enable Lender or the Administrator or its designee to exercise or enforce any of their respective rights hereunder or under any Transaction Document. Without limiting the generality of the foregoing, the Company will upon the request of the Administrator or its designee:

          (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate;

          (ii) mark its summary master control data processing records evidencing such Pool Receivables and related Contracts with a legend, acceptable to the Administrator, that the Pool Receivable and related Contracts have been pledged hereunder.

     (b)  Additional Financing Statements; Performance by
          -----------------------------------------------
Administrator.  The Company hereby authorizes the Administrator
- -------------
or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any portion the Receivables Pool now existing or hereafter arising in the name of the Company. If the Company fails to perform any of its agreements or obligations under this Agreement, the Administrator or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Administrator or its designee incurred in connection therewith shall be payable by the Company as provided in Section 14.05.
                           -------------

     (c)  Continuation Statements; Opinion.  Without limiting the
          --------------------------------
generality of subsection (a), the Company will, not earlier than
              --------------
six (6) months and not later than three (3) months prior to the fifth anniversary of the date of filing of the financing statement referred to in Section 5.01(e) or any other financing
                         ---------------
statement filed pursuant to this Agreement or in connection with any Loan hereunder, unless the Final Payout Date shall have occurred execute and deliver and file or cause to be filed an appropriate continuation statement with respect to such financing statement.

     SECTION 8.06.  Application of Collections.  Any payment by
                    --------------------------
an Obligor in respect of any indebtedness owed by it to the Company shall, except as otherwise specified by such Obligor, required by the underlying Contract or law be applied, first, as
                                                       -----
a Collection of any Finance Charge Receivable or Receivables that are Pool Receivables then outstanding of such Obligor in the order of the age of such Finance Charge Receivables, starting with the oldest of such Finance Charge Receivable, second, as a
                                                   ------
Collection of any Principal Receivable or Receivables that are Pool Receivables then outstanding of such Obligor in the order of the age of such Principal Receivables, starting with the oldest of such Principal Receivable, and third, to any other
                                  -----
indebtedness of such Obligor.


                            ARTICLE IX

                        SECURITY INTEREST

     SECTION 9.01.  Grant of Security Interest.  To secure all
                    --------------------------
obligations of the Company arising in connection with this Agreement, the Note and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, the principal of and interest on the Loans, all Indemnified Amounts, payments on account of deemed Collections and fees, the Company hereby assigns and grants to Lender a continuing security interest in all of the Company's right, title and interest, now or hereafter existing, in, to and under the Receivables Pool (other than the Spread Account, it being understood that the Company has granted a continuing security interest in the Spread Account to the Lender under the Spread Account Agreement).

     SECTION 9.02.  Remedies.  Upon the occurrence and during the
                    --------
continuance of an Event of Default, Lender shall have, with respect to the collateral granted pursuant to Section 9.01, and
                                              ------------
in addition to all other rights and remedies available to Lender or the Administrator under this Agreement or other applicable law, all the rights and remedies of a secured party upon default under the UCC.


                            ARTICLE X

                        EVENTS OF DEFAULT

     SECTION 10.01.  Events of Default.  The following events
                     -----------------
shall be "Events of Default" hereunder:
          -----------------

          (a) (i) The Company shall fail to pay any principal of, or interest on, any Loan when due (whether or not sufficient Collections have then been received to make such payment) or (ii) Servicer (if AnnTaylor or its Affiliate is

     Servicer) shall fail to perform or observe any term, covenant or agreement that is an obligation of Servicer hereunder (other than as referred to in clause (iii) next
                                             ------------
     following) and such failure shall remain unremedied for three Business Days or (iii) Servicer (if AnnTaylor or its Affiliate is Servicer) shall fail to make any payment or deposit to be made by it hereunder when due; or

          (b) Any representation or warranty made or deemed to be made by the Company or AnnTaylor (or any of their respective officers) under or in connection with this Agreement shall prove to have been false or incorrect in any material respect when made (other than a breach of the representations set forth in Section 6.01(l), 6.01(p) or
                                  ------------------------
     6.01(u)); or
     -------

          (c) The Company or AnnTaylor shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any of the other Transaction Documents on its part to be performed or observed and any such failure shall remain unremedied for twenty days; or

          (d) A default shall have occurred and be continuing under any instrument or agreement evidencing, securing or providing for the issuance of indebtedness for borrowed money in excess of $2,000,000 of, or guaranteed by, AnnTaylor, ATSC or any Restricted Subsidiary, which default if unremedied, uncured, or unwaived (with or without the passage of time or the giving of notice or both) would permit acceleration of the maturity of such indebtedness and such default shall have continued unremedied, uncured or unwaived for a period long enough to permit such acceleration and any notice of default required to permit acceleration shall have been given; or any default under any agreement or instrument relating to the purchase of receivables of AnnTaylor, ATSC or any Restricted Subsidiary, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default is to terminate, or permit the termination of, the commitment of any party to such agreement or instrument to purchase receivables or the right of AnnTaylor, ATSC or any Restricted Subsidiary to reinvest in receivables the principal amount paid by any party to such agreement or instrument for interest in receivables; or

          (e) An Event of Bankruptcy shall have occurred and remain continuing with respect to the Company, AnnTaylor, ATSC or any Restricted Subsidiary; or

          (f)  The Net Yield at any time is less than 0%; or

          (g)  The Gross Default-to-Liquidation Ratio exceeds
     1.95% or the Net Default to Liquidation Ratio exceeds
     1.325%; or

          (h)  The Payment Rate is less than 27%; or

          (i) The Delinquency Ratio at any Cut-Off Date is greater than 11.5% or the average of the Delinquency Ratios for the most recent three Cut-Off Dates is greater than 11%;
     or

          (j) There shall exist any event, circumstance or occurrence that would be reasonably likely to have a material adverse effect on the validity or enforceability of this Agreement, the Note or any other Transaction Document or on the status, existence, perfection, priority or enforceability of Lender's interest in the Receivables Pool; or

          (k)  The warranty in Section 6.01(i)(y) shall not be
                               ------------------
     true at any time; or

          (l)  The occurrence of a Change-in-Control; or

          (m) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of the Company and such lien shall not have been released within 5 days (or 30 days, if payment in full with respect thereto shall have been made within 5 days), or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Company; or

          (n)  The Dilution Ratio exceeds 15%; or

          (o) The sum of (i) the balance in the Spread Account and (ii) the stated amount of the Customer Letter of Credit as of any Settlement Date, after giving effect to all withdrawals therefrom or draws thereupon on such date, shall be less than 0.5% of the then Outstanding Principal; or

          (p)  The Outstanding Principal shall exceed the
     Borrowing Base as set forth in the most recently delivered
     Information Package (or portion thereof) and the Company shall not have prepaid the Loan in the amount of such excess within one Business Day.

     SECTION 10.02.  Remedies.
                     --------

     (a)  Optional Acceleration.  Upon the occurrence of a Event
          ---------------------
of Default (other than a Event of Default described in subsection
                                                       ----------

(e) of Section 10.01), the Administrator shall, at the request,
- ---    -------------
or may with the consent, of Lender, by notice to the Company declare the Loan Termination Date to have occurred, whereupon the obligation of Lender to make any Loans hereunder shall immediately terminate, and declare the unpaid principal amount of, and any and all accrued and unpaid interest on the Loans to be, and the same shall thereupon be, immediately due and payable, without presentment, further demand, or protest or other requirement of any kind, all of which are expressly waived by the Company.

     (b)  Automatic Acceleration.  Upon the occurrence of a Event
          ----------------------
of Default described in subsection (e) of Section 10.01 with
                        --------------    -------------
respect to the Company, AnnTaylor or ATSC, or subsection (f),
                                              --------------
(g), (h), (i), (n), (o) or (p) of Section 10.01, the Loan
- ---  ---  ---  ---  ---    ---    -------------
Termination Date shall occur automatically, whereupon the obligation of Lender to make any Loan hereunder shall immediately terminate, and the unpaid principal amount of and any and all accrued interest on the Loans shall automatically become immediately due and payable, without presentment, demand or protest or other requirement of any kind, all of which are hereby expressly waived by the Company.

     (c)  Additional Remedies.  Upon any Loan Termination Date
          -------------------
pursuant to this Section 10.02, no Loans thereafter will be made,
                 -------------
and the Administrator, Lender and the Relationship Bank shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided to secured parties under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative.


                            ARTICLE XI

               THE ADMINISTRATOR; RELATIONSHIP BANK

     SECTION 11.01.  Authorization and Action.  Pursuant to the
                     ------------------------
Program Administration Agreement and the Relationship Bank Agreement, Lender has appointed and authorized the Administrator and the Relationship Bank (or their respective designees) to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrator or the Relationship Bank by the terms hereof, together with such powers as are reasonably incidental thereto.

     SECTION 11.02.  Administrator's and Relationship Bank's
                     ---------------------------------------
Reliance, Etc.  The Administrator, the Relationship Bank and
- -------------
their directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with the Transaction Documents (including, without limitation, the servicing, administering or collecting

Pool Receivables as Servicer pursuant to Section 8.01), except
                                         ------------
for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, each of the Administrator and the Relationship Bank: (a) may consult with legal counsel (including counsel for the Company or AnnTaylor), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to Lender or any other holder of any interest in Pool Receivables and shall not be responsible to Lender or any such other holder for any statements, warranties or representations made in or in connection with any Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Transaction Document by the Company or AnnTaylor, or to inspect the property (including the books and records) of the Company or AnnTaylor; (d) shall not be responsible to Lender or any other holder of any interest in Pool Receivables for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Transaction Document; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 11.03.  State Street Capital and PNC Bank and
                     -------------------------------------
Affiliates.  State Street Capital and PNC Bank and any of their
- ----------
respective Affiliates may generally engage in any kind of business with the Company, AnnTaylor or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Company, AnnTaylor or any Obligor or any of their respective Affiliates, all as if State Street Capital and PNC Bank were not the Administrator and the Relationship Bank, respectively, and without any duty to account therefor to Lender or any other holder of an interest in Pool Receivables.


                           ARTICLE XII

                 ASSIGNMENT OF LENDER'S INTEREST

     SECTION 12.01.  Restrictions on Assignments.
                     ---------------------------

     (a) Neither the Company, nor AnnTaylor, as Servicer, nor PNC Bank, individually or as the Relationship Bank (except as otherwise provided in the Relationship Bank Agreement), may assign its rights, or delegate its duties hereunder or any interest herein without the prior written consent of the Administrator. Lender may not assign its rights hereunder

(although it may delegate its duties hereunder as expressly indicated herein) or the Loans (or any portion thereof) to any Person without the prior written consent of the Company, which consent shall not be unreasonably withheld; provided, however,
                                            --------  -------
that

          (i) Lender may assign all of its rights and interests in the Transaction Documents, together with all its interest in the Loans, to State Street Capital or PNC Bank, or both, or any Affiliate of either of them, or to any "bankruptcy remote" special purpose entity the business of which is administered by State Street Capital or any Affiliate of State Street Capital; provided, however, no such assignment
                           --------  -------
     may be made unless the assignee shall agree with the Company that unless an Event of Default has occurred and is continuing, the Company shall not be obligated to pay interest on the Loans in excess of the interest that the Company would have been obligated to pay absent such assignment; and

          (ii) Lender may assign and grant a security interest in all of its rights in the Transaction Documents, together with all of its rights and interest in the Loans, to the Collateral Agent, to secure Lender's obligations under or in connection with the Commercial Paper Notes, the Liquidity Agreement, the Credit Agreement and any letter of credit issued thereunder, and certain other obligations of Lender incurred in connection with the funding of the Loans hereunder, which assignment and grant of a security interest (and any subsequent assignment by the Collateral Agent) shall not be considered an "assignment" for purposes of
     Section 12.01 or, prior to the enforcement of such security
     -------------
     interest, for purposes of any other provision of this Agreement.

     (b) The Company agrees to advise the Administrator within five Business Days after notice to the Company of any proposed assignment by Lender of the Loans (or any portion thereof), not otherwise permitted under subsection (a), of the Company's
                          --------------
consent or non-consent to such assignment and if it does not consent, the reasons therefor. If the Company does not consent to such assignment, Lender may immediately assign such Loans (or portion thereof) to State Street Capital, PNC Bank or any Affiliate of State Street Capital or PNC Bank. All of the aforementioned assignments shall be upon such terms and conditions as Lender and the assignee may mutually agree.

     SECTION 12.02.  Rights of Assignee.  Upon the assignment by
                     ------------------
Lender in accordance with this Article XII, the assignee
                               -----------
receiving such assignment shall have all of the rights of Lender with respect to the Transaction Documents and the Loans (or such portion thereof as has been assigned).

     SECTION 12.03.  Evidence of Assignment.  Any assignment of
                     ----------------------
the Loans (or any portion thereof) to any Person may be evidenced by such instrument(s) or document(s) as may be satisfactory to Lender, the Administrator and the assignee.

     SECTION 12.04.  Rights of the Banks and Collateral Agent.
                     ----------------------------------------
Each of AnnTaylor and the Company hereby agrees that, upon notice to the Company and AnnTaylor, the Collateral Agent may exercise all the rights of the Administrator hereunder, with respect to the Loans (or any portions thereof), and Collections with respect thereto, which are owned by Lender, and all other rights and interests of Lender in, to or under this Agreement or any other Transaction Document. Without limiting the foregoing, upon such notice Collateral Agent may request Servicer to segregate Lender's allocable shares of Collections from the Company's allocable share, may give a Successor Notice pursuant to Section
                                                         -------
8.01(a), may give or require the Administrator or Relationship
- -------
Bank to give notice to the Lock-Box Banks as referred to in
Section 8.03(b) and may direct the Obligors of Pool Receivables
- ---------------
to make payments in respect thereof directly to an account designated by them, in each case, to the same extent as the Administrator might have done.


                           ARTICLE XIII

                         INDEMNIFICATION

     SECTION 13.01.  Indemnities.
                     -----------

     (a)  General Indemnity.  Without limiting any other rights
          -----------------
which any such Person may have hereunder or under applicable law, the Company hereby agrees to indemnify each of the Administrator, Lender, the Liquidity Banks, the Credit Bank, the Relationship Bank, the Liquidity Agent, each of their respective Affiliates, and all successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an "Indemnified Party"),
                                             -----------------
forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified
                                                 -----------
Amounts") awarded against or incurred by any of them arising out
- -------
of or relating to the Transaction Documents or the ownership or funding of the Loans or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the
          ---------  -------
extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct of such

Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for Defaulted Receivables, (c) taxes on net income, or (d) Indemnified Amounts resulting solely from acts or omissions of Servicer. Without limiting the foregoing, the Company shall indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

          (i)  the transfer by the Company of any interest in any
     Receivable other than the grant of a security interest to
     Lender pursuant to Section 9.01;
                        ------------

          (ii) any representation or warranty made by the Company under or in connection with any Transaction
     Document, any Information Package or any other information or report delivered by or on behalf of the Company pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made;

          (iii) the failure by the Company to comply with any applicable law, rule or regulation (including truth in lending, fair credit billing, usury, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) with respect to any Pool Receivable or the related Contract, or the nonconformity of any Pool Receivable or the related Contract with any such applicable law, rule or regulation;

          (iv) the failure to vest and maintain vested in Lender a first priority perfected security interest, in the Receivables in, or purporting to be in, the Receivables Pool, free and clear of any Lien, other than a Lien arising solely as a result of an act of Lender, the Administrator or the Relationship Bank, whether existing at the time of any Loan or at any time thereafter;

          (v) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool, whether at the time of any Loan or at any time thereafter;

          (vi)  without duplication of amounts paid pursuant to
     Section 3.02(a), any dispute, claim, offset or defense
     ---------------
     (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including, without limitation, a defense based on such Receivable's or the related Contract's not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

          (vii)  any failure of the Company or Servicer to
     perform its duties or obligations in accordance with the
     provisions of Article VIII; or
                   ------------

          (viii) any products liability claim arising out of or in connection with merchandise or services that are the subject of any Pool Receivable.

     (b)  Indemnity by AnnTaylor.  Without limiting any other
          ----------------------
rights which any such person may have hereunder under applicable law, AnnTaylor hereby agrees to indemnify each Indemnified Party, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any of them arising out of or relating to:

          (i) any representation or warranty made by AnnTaylor under or in connection with any Transaction Document in its capacity as Servicer, any Information Package or any other information or report delivered by or on behalf of AnnTaylor in its capacity as Servicer pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made;

          (ii) the failure by AnnTaylor, in its capacity as Servicer, to comply with any applicable law, rule or regulation (including truth in lending, fair credit billing, usury, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) with respect to any Pool Receivable or other related contract; or

          (iii) any failure of AnnTaylor to perform its duties, covenants and obligations in accordance with the applicable provisions of this Agreement.

     (c)  After-Tax Basis.  Indemnification hereunder shall be in
          ---------------
an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the payment of any of the aforesaid taxes and the receipt of the indemnity provided hereunder or of any refund of any such tax previously indemnified hereunder, including the effect of such tax or refund on the amount of tax measured by net income or profits which is or was payable by the Indemnified Party.

     (d)  Contest.  Promptly after receipt of notice of the
          -------
commencement of any action involving any indemnified party in respect of which an indemnity will be sought pursuant to this
Section 13.01, such indemnified party shall promptly notify the
- -------------
Company or AnnTaylor, as applicable; provided, however, that such
                                     --------
failure to so notify shall not affect the rights of such Indemnified Party to indemnity hereunder unless such failure prejudices the Company's or AnnTaylor's ability to contest such claim. The Company or AnnTaylor, as applicable, shall have the right to assume the defense with respect to such indemnified claim, and to retain counsel reasonably satisfactory to the Indemnified Party to represent such Indemnified Party; provided
                                                       --------
that (i) AnnTaylor or the Company, as applicable, shall pay all of the fees, costs and expenses of such counsel related to such proceedings, (ii) the Company or AnnTaylor, as appropriate, has acknowledged in writing to such Indemnified Party that such claim is an indemnified claim hereunder and (iii) no Event of Default has occurred and is continuing. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel at its own expense, except that AnnTaylor or the Company, as applicable, shall pay the fees and expenses of such counsel retained by the Indemnified Party in the event that the Company or AnnTaylor, as applicable, and the Indemnified Party shall mutually agree to the retention of such counsel or, (ii) the named parties to any such proceeding (including any impleaded party) include both the Company and the Indemnified Party representation of both parties by the same counsel would be inappropriate, in the reasonable opinion of the Indemnified Party, due to actual or potential differing interest between them. Neither the Company nor AnnTaylor, as applicable, shall be liable for any settlement, compromise or fine or judgement by consent with respect to any proceeding effected without its written consent, unless an Event of Default has occurred and is continuing, but if settled with such consent or if there shall be a final judgement for the plaintiff, the Company or AnnTaylor, as applicable, agrees to indemnify the indemnified party to the extent set forth in this Section 13.01. In addition, neither the
                         -------------
Company nor AnnTaylor will, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgement in any pending or threatened claim, action, suit, proceeding or investigation or agree to any fine in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such claim, action, suit, proceeding, or investigation) unless such settlement, compromise, consent or agreement includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit, proceeding or investigation. If an Event of Default has occurred and is continuing, neither the Company nor AnnTaylor shall have the right to control the defense of any indemnified claim pursuant to this paragraph (d).
     -------------

     (e)  Contribution.  If for any reason the indemnification
          ------------
provided above in this Section 13.01 is unavailable to an
                       -------------
Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Company or AnnTaylor or both, as applicable, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Company or AnnTaylor or both, as applicable, on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

     (f)  Participants.  Any Indemnified Party which is a
          ------------
participant shall only be entitled to amounts under this Section
                                                         -------
13.01 to the extent that such amounts, together with all amounts
- -----
due to the Person selling such participation under this Section
                                                        -------
13.01, do not exceed the amounts that would have been due to such
- -----
Person under this Section 13.01 if the participation had not been
                  -------------
entered into or sold.


                           ARTICLE XIV

                          MISCELLANEOUS

     SECTION 14.01.  Amendments, Etc.  No amendment or waiver of
                     ---------------
any provision of this Agreement nor consent to any departure by the Company or AnnTaylor therefrom shall in any event be effective unless the same shall be in writing and signed by (a) the Company, AnnTaylor, the Administrator and Lender (with respect to an amendment), provided that no amendment shall become
                          --------
effective without the signature of the Relationship Bank, if such amendment materially increases the obligations or liabilities of the Relationship Bank, in either its individual or agent capacity hereunder, or materially reduces any amount payable to it hereunder or (b) the Administrator and Lender (with respect to a waiver or consent by them) or the Company or AnnTaylor (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The parties acknowledge that, before entering into such an amendment or granting such a waiver or consent, Lender may also be required to obtain the approval of some or all of the Liquidity Banks or the Credit Bank or to obtain confirmation from certain rating agencies that such amendment, waiver or consent will not result in a withdrawal or reduction of the ratings of the Commercial Paper Notes.

     SECTION 14.02.  Notices, Etc.  All notices and other
                     ------------
communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (b) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

     SECTION 14.03.  No Waiver; Remedies.  No failure on the part
                     -------------------
of the Administrator, the Relationship Bank, any Affected Party, any Indemnified Party, Lender or any other holder of the Loans (or any portion thereof) to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, to the fullest extent permitted by law, each of State Street Capital, individually and as Administrator, PNC Bank, individually and as Relationship Bank, the Collateral Agent, the Credit Bank and each Liquidity Bank is hereby authorized by the Company at any time and from time to time, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by State Street Capital, the Collateral Agent and such Liquidity Bank to or for the credit or the account of the Company now or hereafter existing under this Agreement, to the Administrator, any Affected Party, any Indemnified Party or Lender, or their respective successors and assigns.

     SECTION 14.04.  Binding Effect; Survival.  This Agreement
                     ------------------------
shall be binding upon and inure to the benefit of the Company, AnnTaylor, the Administrator, the Relationship Bank, Lender and their respective successors and assigns, and the provisions of
Section 4.02 and Article XIII shall inure to the benefit of the
- ------------     ------------
Affected Parties and the Indemnified Parties, respectively, and their respective successors and assigns; provided, however,
                                         --------  -------
nothing in the foregoing shall be deemed to authorize any assignment not permitted by Section 12.01. This Agreement shall
                            -------------
create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Payout Date. The rights and remedies with respect to any breach of any representation and warranty made by the Company or AnnTaylor pursuant to Article VI
                                                      ----------
and the indemnification and other provisions of Article XIII and
                                                ------------
Sections 4.02, 14.05, 14.06, 14.07, 14.08 and 14.15 shall be
- -------------  -----  -----  -----  -----     -----
continuing and shall survive any termination of this Agreement.

     SECTION 14.05.  Costs, Expenses and Taxes.  In addition to
                     -------------------------
its obligations under Article XIII, the Company agrees to pay on
                      ------------
demand:

          (a)  all costs and expenses incurred by the
     Administrator, the Relationship Bank, the Credit Bank, the Collateral Agent and the Lender in connection with the negotiation, preparation, execution and delivery, or the enforcement of, or any actual or claimed breach of, this Agreement and the other Transaction Documents, including, without limitation (i) the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Transaction Documents, and (ii) subject to Section 7.01(c), all
                                    ---------------
     reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants but, other than as set forth in Section 7.01(c), excluding allocations of any
                  ---------------
     expenses relating to salaries of employees or other overhead expenses), incurred in connection with any review of the Company's or AnnTaylor's books and records either prior to the execution and delivery hereof or pursuant (it being understood that receipts will be required for expenses over $5, meal expenses will be limited to $40 per day per person, air travel shall be by unrestricted coach class and, unless an Event of Default has occurred and shall be continuing, flight and lodging arrangements shall be made through AnnTaylor Travel, Inc.); and

          (b) all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents, and agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees; provided that any Indemnified Party
                          --------
     which is a participant shall only be entitled to amounts under this Section 14.05(b) to the extent that such amounts,
                ----------------
     together with all amounts due to the Person selling such participation under this Section 14.05, do not exceed the
                              -------------
     amounts that would have been due to such Person under this
     Section 14.05 if the participation had not been entered into
     -------------
     or sold.

     SECTION 14.06.  No Proceedings.  The Company, AnnTaylor,
                     --------------
Servicer, State Street Capital (individually and as Administrator) and PNC Bank (individually and as Relationship
Bank) each hereby agrees that it will not institute against Lender, or join any other Person in instituting against Lender, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes issued by Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding. The foregoing shall not limit the Company's or

AnnTaylor's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than the Company or AnnTaylor.

     SECTION 14.07.  Confidentiality of the Company Information.
                     ------------------------------------------

     (a)  Confidential Company Information.  Each party hereto
          --------------------------------
(other than the Company or AnnTaylor) acknowledges that certain of the information provided to such party by or on behalf of the Company or AnnTaylor in connection with this Agreement and the transactions contemplated hereby is or may be confidential, and each such party severally agrees that, unless the Company or AnnTaylor shall otherwise agree in writing, and except as provided in subsection (b), such party will not disclose to any
            --------------
other person or entity:

          (i) any information regarding, or copies of, any non-public financial statements, reports and other information furnished by the Company or AnnTaylor to Lender or the Administrator pursuant to Section 3.01, 5.01(j), 5.01(k),
                               ------------  -------  -------
     6.01(i), 6.01(j), 6.01(m), 6.02(h), 6.02(i), 6.02(j),
     -------  -------  -------  -------  -------  -------
     7.01(c) or 7.03, or
     -------    ----

          (ii) any other information regarding the Company or AnnTaylor which is designated by the Company or AnnTaylor to such party in writing as confidential

(the information referred to in clauses (i) and (ii) above,
                                --------------------
whether furnished by the Company, AnnTaylor or any attorney for or other representative of the Company or AnnTaylor (each a "Company Information Provider"), is collectively referred to as
 ----------------------------
the "Company Information"; provided, however, the "Company
     -------------------   --------  -------       -------
Information" shall not include
- -----------

          (A) any information which is or becomes generally available to the general public or to such party on a nonconfidential basis from a source other than any Company Information Provider, or which was known to such party on a nonconfidential basis prior to its disclosure by any Company Information Provider, or

          (B) information regarding the nature of this Agreement, the basic terms hereof (including without limitation the amount and nature of Lender's commitment and Outstanding Principal and of the recourse or other credit enhancement provided by the Company hereunder), the nature, amount and status of the Pool Receivables, and the current and/or historical ratios of losses to liquidations, dilutions and/or outstandings with respect to the Receivables Pool, such other information as may be required to be disclosed, in the Administrator's reasonable judgement, under securities laws applicable to Lender.

     (b)  Disclosure.  Notwithstanding subsection (a), each party
          ----------                   --------------
may disclose any of the Company Information:

          (i) to any of such party's independent attorneys, consultants and auditors, and to each Liquidity Bank, the Credit Bank, any dealer or placement agent for Lender's commercial paper, and any actual or potential assignees of, or participants in, any of the rights or obligations of Lender, any Liquidity Bank, the Credit Bank, the Administrator or the Relationship Bank under or in connection with this Agreement, who (A) in the good faith belief of such party, have a need to know such the Company Information, (B) are informed by such party of the confidential nature of the Company Information and the terms of this Section 14.07, and (C) are subject to
             -------------
     confidentiality restrictions generally consistent with this
     Section 14.07,
     -------------

          (ii) to any rating agency that maintains a rating for Lender's commercial paper or is considering the issuance of such a rating, for the purposes of reviewing the credit of Lender in connection with such rating,

          (iii) to any other party to this Agreement, for the purposes contemplated hereby,

          (iv) as may be required by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, in order to comply, in the reasonable judgement of counsel to such party, with any law, order, regulation, regulatory request or ruling applicable to such party, or

          (v)  subject to subsection (c), in the event such party
                          --------------
     is legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose such the Company
     Information.

     (c)  Legal Compulsion.  In the event that any party hereto
          ----------------
(other than the Company or AnnTaylor) or any of its representatives is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Company or AnnTaylor Information, such party will (or will cause its representative to)

          (i) provide the Company or AnnTaylor with prompt written notice so that (A) the Company or any other Company Information Provider may seek a protective order or other appropriate remedy, or (B) the Company or AnnTaylor may, if it so chooses, agree that such party (or its representatives) may disclose such Company Information pursuant to such request or legal compulsion; and

          (ii) unless the Company or AnnTaylor agrees that such Company Information may be disclosed, make a timely objection to the request or compulsion to provide such the Company Information on the basis that such the Company Information is confidential and subject to the agreements contained in this Section 14.07.
                       -------------

In the event such protective order or remedy is not obtained, or the Company or AnnTaylor waives compliance with the provisions of this Section 14.07, such party will furnish only that portion of
     -------------
the Company Information which (in such party's good faith judgment) is legally required to be furnished and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be afforded the Company Information.

     (d)  This Section 14.07 shall survive termination of this
               -------------
Agreement.

     SECTION 14.08.  Confidentiality of Program Information.
                     --------------------------------------

     (a)  Confidential Information.  Each party hereto
          ------------------------
acknowledges that State Street Capital regards the structure of the transactions contemplated by this Agreement to be proprietary, and each such party severally agrees that:

          (i) it will not disclose without the prior consent of State Street Capital (other than to the directors, employees, auditors, counsel or affiliates (collectively, "representatives")) of such party, each of whom shall be informed by such party of the confidential nature of the Information (as defined below) and of the terms of this
     Section 14.08, (A) any information regarding the pricing in,
     -------------
     or copies of, the Fee Letter, (B) any information regarding the organization, business or operations of Lender generally or the services performed by the Administrator or the Relationship Bank for Lender, or (C) any information which is furnished by State Street Capital to such party and which is designated by State Street Capital to such party in writing as confidential or as not otherwise available to the general public (the information referred to in clauses (A),
                                                    ------------
     (B) and (C) is collectively referred to as the "Program
     ---     ---                                     -------
     Information"); provided, however, that such party may
     -----------    --------  -------
     disclose any such Program Information (I) to any other party to this Agreement for the purposes contemplated hereby, (II) as may be required, in the reasonable judgement of counsel to such party, by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, (III) in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party, (IV) subject to subsection (c), in the event such
                            --------------
     party is legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose any such Program Information, (V) to any of such party's independent attorneys, consultants and auditors, or (VI) in defending any action or proceeding relating to the Transaction Documents;

          (ii) it will use the Program Information solely for the purposes of evaluating, administering and enforcing the transactions contemplated by this Agreement and making any necessary business judgments with respect thereto; and

          (iii) it will, upon written demand, return (and cause each of its representatives to return) to State Street Capital, all documents or other written material received from State Street Capital, as the case may be, in connection with (a)(i)(B) or (C) above and all copies thereof made by
          ---------    ---
     such party which contain the Program Information.

The parties hereto acknowledge that AnnTaylor will file a copy of this Agreement with the Securities and Exchange Commission and will provide copies hereof to Persons requesting such copies as may be required by applicable law and to such Persons as may have a valid business need to review this Agreement; provided that
                                                --------
none of the Company, AnnTaylor nor any Affiliate thereof shall otherwise distribute copies of this Agreement.

     (b)  Availability of Confidential Information.  This Section
          ----------------------------------------        -------
14.08 shall be inoperative as to such portions of the Program
- -----
Information which are or become generally available to the public or such party on a nonconfidential basis from a source other than State Street Capital or were known to such party on a nonconfidential basis prior to its disclosure by State Street Capital.

     (c)  Legal Compulsion to Disclose.  In the event that any
          ----------------------------
party or anyone to whom such party or its representatives transmits the Program Information is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Information, such party will

          (i)  provide State Street Capital with prompt written
     notice so that State Street Capital may seek a protective
     order or other appropriate remedy and/or waive compliance
     with the provisions of this Section 14.08; and
                                 -------------

          (ii) unless State Street Capital waives compliance by such party with the provisions of this Section 14.08, make a
                                            -------------
     timely objection to the request or confirmation to provide such Program Information on the basis that such Program Information is confidential and subject to the agreements contained in this Section 14.08.
                       -------------

In the event that such protective order or other remedy is not obtained, or State Street Capital waives compliance with the provisions of this Section 14.08, such party will furnish only
                   -------------
that portion of the Program Information which (in such party's good faith judgment) is legally required to be furnished and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Program Information.

     (d)  Survival.  This Section 14.08 shall survive termination
          --------        -------------
of this Agreement.

     SECTION 14.09.  Captions and Cross References.  The various
                     -----------------------------
captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

     SECTION 14.10.  Governing Law.  THIS AGREEMENT, INCLUDING
                     -------------
THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK.

     SECTION 14.11.  Waiver Of Jury Trial.  EACH PARTY HERETO
                     --------------------
HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTE, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SECTION 14.12.  Consent To Jurisdiction; Waiver Of
                     ----------------------------------
Immunities.  EACH OF ANNTAYLOR AND THE COMPANY HEREBY
- ----------
ACKNOWLEDGES AND AGREES THAT:

          (a) IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

          (b) TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.

     SECTION 14.13.  Execution in Counterparts.  This Agreement
                     -------------------------
may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

     SECTION 14.14.  No Recourse Against Other Parties.  No
                     ---------------------------------
recourse under any obligation, covenant or agreement of Lender contained in this Agreement shall be had against any stockholder, employee, officer, director, or incorporator of Lender, provided,
                                                        --------
however, that nothing in this Section 14.14 shall relieve any of
- -------                       -------------
the foregoing Persons from any liability which such Person may otherwise have for his/her or its gross negligence or willful misconduct.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           ANNTAYLOR FUNDING, INC. as the Company


                           By
                             -------------------------------
                             Title:  Vice President

                           414 Chapel Street
                           New Haven, CT  06511
                           Telephone No.: (203) 865-0811
                           Facsimile No.: (203) 865-2756
                           Attention: Bert A. Tieben
                                      Vice President


                           ANNTAYLOR, INC., as initial Servicer


                           By
                             -------------------------------
                             Title:  Senior Vice President

                           142 West 57th Street
                           New York, NY  10019
                           Telephone No.: (212) 541-3300
                           Facsimile No.: (212) 541-3299
                           Attention: Jocelyn F.L. Barandiaran
                                      Vice President/Secretary
                                      and General Counsel

                           with a copy to:

                           AnnTaylor, Inc.
                           414 Chapel Street
                           New Haven, CT  06511
                           Telephone No.: (203) 865-0811
                           Facsimile No.: (203) 865-2756
                           Attention: Walter Parks
                           Vice President/Financial Reporting

                           CLIPPER RECEIVABLES CORPORATION,
                           as Lender


                           By
                             -------------------------------
                             Title
                                  --------------------------

                           P.O. Box 4024
                           Boston, Massachusetts 02101
                           Facsimile No.:  (617) 951-7050
                           Attention:      David M. Donaldson



                           STATE STREET BOSTON CAPITAL
                           CORPORATION, as Administrator



                           By
                             -------------------------------
                              Managing Director

                           225 Franklin Street
                           Boston, Massachusetts 02110
                           Facsimile No.:  (617) 350-4020
                           Attention:      Clipper Funds



                           PNC BANK, NATIONAL ASSOCIATION, as
                           Relationship Bank



                           By:
                              ---------------------------------
                           Title:  Vice President

                           Fifth Avenue and Wood Street
                           Pittsburgh, Pennsylvania  15265
                           Facsimile No.:  (412) 762-4167
                           Attention:      Marc Potter

                            APPENDIX A

                           DEFINITIONS


     This is Appendix A to the Receivables Financing Agreement dated as of January 27, 1994 among AnnTaylor Funding, Inc., AnnTaylor, Inc., Clipper Receivables Corporation, State Street Boston Capital Corporation, as Administrator and PNC Bank, National Association, as Relationship Bank (as amended, supplemented or otherwise modified from time to time, this "Agreement"). Each reference in this Appendix A to any Section,
 ---------                            ----------
Appendix or Exhibit refers to such Section of or Appendix or Exhibit to this Agreement.

     A.   Defined Terms.  As used in this Agreement, unless the
          -------------
context requires a different meaning, the following terms have the meanings indicated hereinbelow:

     "Account" means each revolving credit card account
      -------
established pursuant to a Contract between AnnTaylor and any Obligor pursuant to which indebtedness may arise for the purchase of goods.

     "Account Age" has the meaning set forth in Schedule 7.03(c).
      -----------                               ----------------

     "Administrator" has the meaning set forth in the preamble.
      -------------                                   --------

     "Administrator's Office" means the office of the
      ----------------------
Administrator at 225 Franklin Street, Boston, Massachusetts
02110, Attention: Clipper Funds, or such other address as shall be designated by the Administrator in writing to the Company and Lender.

     "Affected Party" means each of Lender, each Liquidity Bank,
      --------------
any assignee or participant of Lender or any Liquidity Bank, the Credit Bank, any assignee or participant of the Credit Bank, State Street Capital, any successor to State Street Capital as Administrator, PNC Bank, any successor to PNC Bank as Relationship Bank, any sub-agent of the Administrator, the Collateral Agent, any successor of First Chicago as Collateral Agent and any co-agent or sub-agent of the Collateral Agent.

     "Affiliate" when used with respect to ATSC, AnnTaylor or the
      ---------
Company means ATSC or any Subsidiary of ATSC and when used with respect to any other Person means any other Person controlling, controlled by, or under common control with, such Person.

     "Alternate Base Rate" means, on any date, a fluctuating rate
      -------------------
of interest per annum equal to the higher of
            --- -----

          (a) the rate of interest most recently announced by PNC Bank in Pittsburgh, Pennsylvania, as its prime rate; and

          (b)  the Federal Funds Rate (as defined below) most
     recently determined by PNC Bank plus 1.0% per annum.
                                               --- -----

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Liquidity Agent in connection with extensions of credit.

     "AnnTaylor" has the meaning set forth in the preamble.
      ---------                                   --------

     "AnnTaylor Credit Agreement" means the Credit Agreement,
      --------------------------
dated as of June 28, 1993, among AnnTaylor, Bank of America National Trust and Savings Association and Bank of Montreal, as Co-Agents, the financial institutions from time to time party thereto and Bank of America National Trust and Savings Association, as Agent, as heretofore amended.

     "Arrangement Fee" has the meaning set forth in Section
      ---------------                               -------
4.01(a).
- -------

     "ATSC" means AnnTaylor Stores Corporation, a Delaware
      ----
corporation.

     "Bank Rate" for any Interest Period means
      ---------

          (a) in the case of any Interest Period other than a Interest Period described in clause (b) or (c), an interest
                                  ----------    ---
     rate per annum equal to the sum of (x) the Bank Rate Spread,
          --- -----
     plus (y) the Eurodollar Rate (Reserve Adjusted) for such
     ----
     Interest Period;

          (b)  in the case of

               (i) any Interest Period on or prior to the first day of which Lender, any Liquidity Bank or the Credit Bank shall have notified the Administrator that (A) the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Person to fund the applicable Loan (or portion thereof) at the rate described in clause (a), or (B) due to market
                            ----------
          conditions affecting the London interbank eurodollar market, funds are not reasonably available to such Person in such market in order to enable it to fund such Loan (or portion thereof) at the rate described in clause (a) (and in the case of subclause (A) or (B),
          ----------                     -------------    ---
          such Person shall not have subsequently notified the

          Administrator that such circumstances no longer exist), or

               (ii)  any Interest Period as to which the
          Administrator does not receive notice or determine, by no later than 12:00 noon (New York City time) on the third Business Day preceding the first day of such Interest Period, that the applicable Loan (or portion thereof) will be funded by Liquidity Loans and not by the issuance of Commercial Paper Notes, an interest rate per annum equal to (x) the Bank Rate
                      --- -----
     Spread, plus (y) the Alternate Base Rate in effect on the
             ----
     first day of from time to time during such Interest Period.

     "Bank Rate Spread" for purposes of determining the Bank Rate
      ----------------
for any Interest Period means a rate per annum equal to (i) if
                                     --- -----
the Bank Rate for such Interest Period will be based on the Eurodollar Rate (Reserve Adjusted), 1.00% per annum, and (ii) if
                                          ---------
the Bank Rate for such Interest Period will be based on the Alternate Base Rate, 0% per annum.
                        --- -----

     "Board of Directors" means either the Board of Directors of
      ------------------
the Company or any duly authorized committee of that board.

     "Borrowing Base" has the meaning set forth in Section
      --------------                               -------
1.03(a).
- -------

     "Borrowing Notice" has the meaning set forth in Section
      ----------------                               -------
1.02(a).
- -------

     "Business Day" means a day on which both (a) the
      ------------
Administrator at its principal office in Boston, Massachusetts is open for business and (b) commercial banks in New York City and Chicago, Illinois are not authorized or required to be closed for business.

     "Capital Expenditures" shall mean, for any period, on a
      --------------------
consolidated basis for AnnTaylor and its Restricted Subsidiaries, the aggregate of all expenditures (whether paid in cash or accrued as liabilities during that period and including that portion of Capital Leases (except any capitalized interest) which is capitalized on the consolidated balance sheet of AnnTaylor and its Restricted Subsidiaries) made by AnnTaylor or any Restricted Subsidiary during such period that, in conformity with GAAP, are required to be included in or reflected by property, plant or equipment, licenses and permits, or other similar fixed asset accounts as reflected in such balance sheet (including expenditures for equipment purchased simultaneously with the trade-in of existing equipment owned by AnnTaylor or any such Restricted Subsidiary to the extent the gross amount of such purchase price exceeds the book value of the equipment being traded in, but excluding expenditures made in connection with the replacement or restoration of assets, to the extent reimbursed or financed from insurance proceeds or condemnation awards).

     "Capital Lease", as applied to any Person, shall mean any
      -------------
lease of any property (whether real, personal, or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

     "Cash Interest Expense" shall mean, for any period, all
      ---------------------
Interest Expense for such period payable in cash.

     "Change in Control" means any of the following:
      -----------------

          "Change in Control" as defined in the Indenture dated as of June 15, 1993 from AnnTaylor to Fleet Bank, N.A., as Trustee relating to the 8-3/4% Subordinated Notes due 2000 of AnnTaylor as in effect on the date hereof; or

          (b) the failure of AnnTaylor to own directly or indirectly, 100% of the outstanding voting stock of the Company.

     "Collateral Agent" means First Chicago in its capacity as
      ----------------
collateral agent, together with any successors thereto, under the Security Agreement.

     "Collections" means, with respect to any Receivable, all
      -----------
funds which either (a) are received by the Company or Servicer from or on behalf of the related Obligors in payment of any amounts owed (including, without limitation, purchase prices, finance charges, interest and all other charges) in respect of such Receivable, or applied to such amounts owed by such Obligors (including, without limitation, insurance payments that the Company or Servicer applies in the ordinary course of its business to amounts owed in respect of such Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligor or any other party directly or indirectly liable for payment of such Receivable and available to be applied thereon), or (b) are deemed to have been received by the Company or any other Person as a Collection pursuant to Section 3.02.
            ------------


     "Commercial Paper Notes" means short-term promissory notes
      ----------------------
issued or to be issued by Lender to fund its investments in accounts receivable or other financial assets.

     "Commitment Fee" has the meaning set forth in the Fee
      --------------
Letter.

     "Company" has the meaning set forth in the preamble.
      -------                                   --------

     "Company Information" has the meaning set forth in Section
      -------------------                               -------
14.07(a).
- --------

     "Company Information Provider" has the meaning set forth in
      ----------------------------
Section 14.07(a).
- ----------------

     "Company's Net Worth" means, at any time, the amount by
      -------------------
which the Company's total assets exceed the Company's total liabilities, as determined in accordance with GAAP.

     "Contract" means a contract between AnnTaylor and any Person
      --------
pursuant to or under which such Person establishes a revolving credit card account pursuant to which indebtedness may arise for the purchase of goods. A "related" Contract with respect to the Receivables means a Contract under which Receivables in the Receivables Pool arise or which is relevant to the collection or enforcement of such Receivables.

     "CP Rate" for any period means a rate per annum calculated
      -------                              --- -----
by the Administrator equal to the sum of (i) the rate or, if more than one rate, the weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the
                                                  --- -----
discount rate (or rates) at which Commercial Paper Notes on each day during such period have been sold by the commercial paper placement agents selected by the Administrator, plus (ii) the
                                                ----
commissions and charges charged by such commercial paper placement agents with respect to such Commercial Paper Notes, expressed as a percentage of such face amount and converted to an interest-bearing equivalent rate per annum.
                                 --- -----

     "Credit Agreement" means and includes (a) the Credit
      ----------------
Agreement, dated as of September 24, 1992 between Lender and the Credit Bank and (b) any other agreement (other than the Liquidity Agreement) hereafter entered into by Lender providing for the issuance of one or more letters of credit for the account of Lender, the making of loans to Lender or any other extensions of credit to or for the account of Lender to support all or any part of Lender's payment obligations under its Commercial Paper Notes or to provide an alternate means of funding Lender's investments in accounts receivable or other financial assets, in each case as amended, supplemented or otherwise modified from time to time.

     "Credit and Collection Policy" means those credit and
      ----------------------------
collection policies and practices relating to Contracts and
Receivables described in Schedule 6.01(p)-2, as modified without
                         ------------------
violating Section 7.03(c).
          ---------------

     "Credit Bank" means and includes State Street Bank, as
      -----------
lender to Lender and as issuer of a letter of credit for Lender's account under the Credit Agreement, and any other or additional bank or other financial institution now or hereafter extending credit or having a commitment to extend credit to or for the account of Lender under the Credit Agreement.

     "Credit Draw means a loan made by the Credit Bank pursuant
      -----------
to the Credit Agreement or a disbursement made by the Credit Bank under a letter of credit issued pursuant to the Credit Agreement.

     "Customer Letter of Credit" has the meaning set forth in
      -------------------------
Section 3.05(e).
- ---------------

     "Cut-Off Date" means the last day of each Settlement Period.
      ------------

     "Defaulted Receivable" means a Receivable (a) with an
      --------------------
Account Age greater than 5, unless a payment has been received in the past 30 days, and in all cases where the Account Age is greater than 6, or (b) as to which the computer records of the Company or the Servicer identify that an Event of Bankruptcy with respect to the Obligor thereof has occurred and remains continuing.

     "Delinquency Ratio" means the ratio (expressed as a
      -----------------
percentage) computed as of any Cut-Off Date by dividing (x) the sum for each of the four billing dates in the Settlement Period ending on such Cut-Off Date of the aggregate Unpaid Balance of all Pool Receivables that are Delinquent Receivables and that have been billed on one of such four billing dates by (y) the sum for each of the four billing dates in the Settlement Period ending on such Cut-Off Date of the aggregate Unpaid Balance of all Pool Receivables that have been billed on one of such four billing dates.

     "Delinquent Receivable" means a Receivable that is not a
      ---------------------
Defaulted Receivable and which has an Account Age of 2 or more.

     "Dilution Ratio" means the ratio (expressed as a percentage)
      --------------
computed as of any Cut-Off Date by dividing (x) the aggregate reductions in Unpaid Balance of all Pool Receivables on account of returns, allowances, revisions or cancellations during the three Settlement Periods ending on such Cut-Off Date by (y) the sum of the aggregate Unpaid Balance of all Pool Receivables on the last day of each of such three Settlement Periods.

     "Distribution Center" shall mean the new distribution
      -------------------
center, fulfillment facility and related systems and equipment, to be built, purchased or leased by AnnTaylor for the purpose of replacing AnnTaylor's existing distribution facilities.

     "Dollars" means dollars in lawful money of the United States
      -------
of America.

     "Downgraded Liquidity Bank" means a Liquidity Bank which has
      -------------------------
been the subject of a Downgrading Event.

     "Downgrading Event" with respect to any Person means the
      -----------------
lowering of the rating with regard to the short-term securities of such Person to below (i) A-1 by Standard & Poor's Corporation, or (ii) P-1 by Moody's Investors Service, Inc.

     "Due Amount" with respect to any Settlement Period means the
      ----------
sum of (i) the amount of interest on the Loans that will be due on the Settlement Date relating to such Settlement Period, together with any interest previously accrued and remaining unpaid, plus (ii) the amount of principal that will be due and
        ----
owing with respect to the Loans on the Settlement Date relating to such Settlement Period, together with any principal previously due and remaining unpaid, plus (iii) all fees and other amounts
                          ----
that will be payable by the Company on the Settlement Date relating to such Settlement Period pursuant to the Agreement, plus (iv) the amount required to be deposited into the Spread Account and/or reimbursed to the issuer of the Customer Letter of Credit on the Settlement Date relating to such Settlement Period to bring the sum of the amount of funds on deposit in the Spread Account plus the stated amount of the Customer Letter of Credit up to the Enhancement Limit.

     "Earned Discount Rate" means with respect to any Settlement
      --------------------
Period, the weighted average of the interest rates applicable to the Loans during such Settlement Period.

     "EBITDA" shall mean, for any period, the sum of the amounts
      ------
for such period, of (a) Net Income, plus (b) to the extent Net
                                    ----
Income is reduced thereby (i) all charges for amortization of intangibles and depreciation, (ii) Interest Expense, (iii) all income taxes and (iv) extraordinary losses, minus (c)
                                            -----
extraordinary gains (net of taxes).

     "Eligible Contract" means a Contract in one of the forms set
      -----------------
forth in Schedule 6.01(p)-1 or otherwise approved by the
         ------------------
Administrator.

     "Eligible Receivable" means, at any time, a Pool Receivable:
      -------------------

          (a) which was generated by AnnTaylor in the ordinary course of business and was sold to the Company pursuant to the Purchase Agreement;

          (b) which, (i) if the perfection of Lender's security interest therein is governed by the laws of a jurisdiction where the Uniform Commercial Code -- Secured Transactions is in force, constitutes an account or general intangible as defined in the Uniform Commercial Code as in effect in such jurisdiction, and (ii) if the perfection of Lender's security interest therein is governed by the law of any jurisdiction where the Uniform Commercial Code -- Secured Transactions is not in force, the Company has furnished to the Administrator such opinions of counsel and other evidence as has reasonably been requested, establishing to the reasonable satisfaction of the Administrator that Lender's security interest and other rights with respect thereto are not significantly less protected and favorable than such rights under the Uniform Commercial Code;

          (c)  the Obligor of which is resident of the United
     States of America, or any of its possessions or territories, is not an Affiliate of the Company, and is not a government or a governmental subdivision or agency;

          (d) which is not a Defaulted Receivable or a Delinquent Receivable;

          (e)  with regard to which the warranty of the Company
     in Section 6.01(l) is true and correct;
        ---------------

          (f) the sale of an undivided interest in which does not contravene or conflict with any law;

          (g) which is denominated and payable only in Dollars in the United States;

          (h) which arises under an Eligible Contract that has been duly authorized by the parties thereto and that, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (i) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectability of such Receivable;

          (j) which satisfies all applicable requirements of the Credit and Collection Policy; and

          (k) the Unpaid Balance (or any portion thereof) of which is not being disputed by the Obligor.

     "Enhancement Limit" has the meaning set forth in Section
      -----------------                               -------
3.05(d).
- -------

     "ERISA" means the U.S. Employee Retirement Income Security
      -----
Act of 1974, as amended from time to time.

     "Estimated Amount" means, with respect to any Settlement
      ----------------
Period, the sum of the (i) the Due Amount that the Company reasonably estimates will be due on the Settlement Date relating to such Settlement Period, plus (ii) the amount that the Company
                           ----
reasonably estimates will be necessary to provide funds for all other expenses of the Company incurred during such Settlement Period.

     "Eurodollar Rate (Reserve Adjusted)" means, with respect to
      ----------------------------------
any Interest Period and any Loan (or portion thereof), a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

            Eurodollar Rate      =       Eurodollar Rate
                                         ---------------
          (Reserve Adjusted)              1-Eurodollar
                                        Reserve Percentage
     where:
     -----

     "Eurodollar Rate" means, with respect to any Interest Period
      ---------------
     and any Loan (or portion thereof), the rate per annum at which Dollar deposits in immediately available funds are offered to the Eurodollar Office of the Administrator two Eurodollar Business Days prior to the beginning of such period by prime banks in the interbank eurodollar market at or about 11:00 a.m., New York City time, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount equal or comparable to such Loan (or portion thereof) for such Interest Period.

     "Eurodollar Business Day" means a day of the year on which
      -----------------------
     dealings are carried on in the London eurodollar interbank market and banks are open for business in London and are not required or authorized to close in New York City or Boston.

     "Eurodollar Office" means the Administrator's office located
      -----------------
     at 225 Franklin Street, Boston, Massachusetts 02110, or such other office as shall be designated by the Administrator as its Eurodollar Office pursuant to a written notice delivered by the Administrator to the Relationship Bank, the Liquidity Agent, AnnTaylor and the Company.

     "Eurodollar Reserve Percentage" means, with respect to any
      -----------------------------
     Interest Period, the applicable percentage (expressed as a decimal) prescribed by the Federal Reserve Board for determining reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D, on the first day of such Interest Period.

     "Event of Bankruptcy" shall be deemed to have occurred with
      -------------------
respect to a Person if either:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

          (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

     "Event of Default" has the meaning set forth in Section
      ----------------                               -------
10.01.
- -----

     "Exchange Act" means the Securities and Exchange Act of
      ------------
1934, as amended.

     "Federal Funds Rate" means, for any period, a fluctuating
      ------------------
interest rate per annum equal (for each day during such period)
              --- -----
to

          (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Boston; or

          (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by PNC Bank from three federal funds brokers of recognized standing selected by it.

     "Federal Reserve Board" means the Board of Governors of the
      ---------------------
Federal Reserve System, or any successor thereto or to the functions thereof.

     "Fee Letter" has the meaning set forth in Section 4.01(b).
      ----------                               ---------------

     "Final Payout Date" means the date following the Termination
      -----------------
Date on which Outstanding Principal shall have been reduced to zero and all other amounts payable by the Company under the Transaction Documents shall have been paid in full or all of the Pool Receivables existing on or prior to the Termination Date have been written off as uncollectible in accordance with the Credit and Collection Policy, whichever occurs first.

     "Finance Charge Receivables" shall mean all amounts billed
      --------------------------
to the Obligors on any Account in respect of finance charges, late charges, and other fees and charges with respect to the Accounts.

     "First Chicago" means The First National Bank of Chicago, a
      -------------
national banking association.

     "Fixed Charge Coverage Ratio" shall mean, for any period,
      ---------------------------
the quotient obtained by dividing (a) EBITDA by (b) the sum of
(i) Capital Expenditures permitted to be made and paid or accrued during such period excluding any Capital Expenditures made in
                   ---------
respect of the Distribution Center, plus (ii) scheduled payments
                                    ----
due in such period for principal on Indebtedness plus (iii) Cash
                                                 ----
Interest Expense.

     "GAAP" means generally accepted accounting principles set
      ----
forth in the opinions and pronouncements of the Accounting

Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

     "Gross Default-to-Liquidations Ratio" means the ratio
      -----------------------------------
(expressed as a percentage) computed as of a Cut-Off Date by dividing (x) the aggregate Unpaid Balance of all Pool Receivables that became Defaulted Receivables during the three Settlement Periods ending on such Cut-Off Date by (y) the aggregate Collections of all Pool Receivables during such three Settlement Periods.

     "Indemnified Amounts" has the meaning set forth in Section
      -------------------                               -------
13.01.
- -----

     "Indemnified Party" has the meaning set forth in Section
      -----------------                               -------
13.01.
- -----

     "Information Package" has the meaning set forth in Section
      -------------------                               -------
3.01.
- ----

     "Interest Expense" shall mean, for any period for AnnTaylor
      ----------------
and its Restricted Subsidiaries on a consolidated basis, total consolidated interest expense, whether paid or accrued (including any amortization of discount and the interest component of Capital Leases), for such period, including to the extent included in interest expense, all commissions, discounts and other fees and charges owed with respect to the letters of credit, the fees payable under this Agreement and net costs under Interest Rate Contracts, all as determined in conformity with GAAP, plus (without duplication) all capitalized interest.
      ----

     "Interest Period" means
      ---------------

          (a) the period from, and including, the date of the initial Loan hereunder to the next occurring Settlement
     Date; and

          (b) thereafter, each period from, and including, a Settlement Date to, but excluding, the next Settlement Date;

provided, however, that the last Interest Period shall end on the
- --------  -------
date on which the Loans have been reduced to zero and all other fees and expenses owed by the Company hereunder shall have been paid in full.

     "Lender" has the meaning set forth in the preamble.
      ------                                   --------

     "Lending Limit" has the meaning set forth in Section 1.01.
      -------------                               ------------

     "Lien" means any mortgage, lien, pledge, encumbrance,
      ----
charge, retained security title of a conditional vendor or lessor or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement or notice or arising as a matter of law, judicial process or otherwise.

     "Liquidation Fee" means, for each Loan (or portion thereof)
      ---------------
for each day in any Interest Period the amount, if any, by which:

          (a) the additional interest (calculated without taking into account any Liquidation Fee) which would have accrued on any portion of the Loan prepaid during such Interest Period (as so computed) if such prepayments had not been made exceeds,

          (b) the income, if any, received by Lender from investing the proceeds of such prepayments of the Loan.

     "Liquidity Agent" means PNC Bank, as agent for the Liquidity
      ---------------
Banks under the Liquidity Agreement, or any successor to PNC Bank in such capacity.

     "Liquidity Agreement" means and includes (a) the Liquidity
      -------------------
Agreement dated as of January 27, 1994 among Lender, as borrower, State Street Capital, as Program Administrator, the Liquidity Agent, and the Liquidity Banks, and (b) any other agreement hereafter entered into by Lender providing for the making of loans or other extensions of credit to Lender secured by a direct or indirect security interest in the Loans (or any portion thereof), to support all or part of Lender's payment obligations under the Commercial Paper Notes or to provide an alternate means of funding Lender's investments in accounts receivable or other financial assets, and under which the amount available from such extensions of credit is limited to an amount calculated by reference to the value or eligible unpaid balance of such accounts receivable or other financial assets or any portion thereof or the level of deal-specific credit enhancement available with respect thereto, as such Liquidity Agreement or other agreement may be amended, supplemented or otherwise modified from time to time.

     "Liquidity Bank" means any one of, and "Liquidity Banks"
      --------------                         ---------------
means all of, PNC Bank, United States National Bank of Oregon and the other commercial lending institutions that are at any time parties to the Liquidity Agreement.

     "Liquidity Loan" means a loan made by the Liquidity Bank (or
      --------------
simultaneous loans made by the Liquidity Banks) pursuant to the Liquidity Agreement.

     "Loan" has the meaning set forth in Section 1.01.
      ----                               ------------

     "Loan Termination Date" means that day on which an Event of
      ---------------------
Default has occurred and is continuing, and

          (a)  the Administrator declares a Loan Termination Date
     in a notice to the Company in accordance with Section
                                                   -------
     10.02(a); or
     --------

          (b)  in accordance with Section 10.02(b), becomes the
                                  ----------------
     Loan Termination Date automatically.

     "Lock-Box Agreement" means a letter agreement, in
      ------------------
substantially the form of Exhibit 5.01(g), between the Company
                          ---------------
and any Lock-Box Bank.

     "Lock-Box Bank" means any of the banks holding one or more
      -------------
lock-box accounts for receiving Collections from Pool
Receivables.

     "Loss Reserve" means on any day, an amount equal to the
      ------------
product of the Outstanding Principal multiplied by the sum of
                                     ---------- --

(1)  11%; plus
          ----

(2)  if a positive number, 4.5% minus the Net Yield as of such
                                -----
     day, plus
          ----

(3)  if a positive number, the Dilution Ratio on such day minus
     12.5%, plus
            ----

(4)  if a positive number, the Delinquency Ratio minus 11.0%.

     "Material Adverse Effect" means, with respect to any event
      -----------------------
or circumstance, a material adverse effect on:

            (i) the business, assets, financial condition, operations or prospects of the Company;

           (ii) the ability of the Company to perform its obligations under this Agreement, the Note or any other
     Transaction Document;

          (iii)  the validity or enforceability of this
     Agreement, the Note or any other Transaction Document;

           (iv) the status, existence, perfection, priority or enforceability of Lender's interest in the Receivables Pool;
     or

            (v) the collectability of a significant portion of the Pool Receivables.

     "Net Default-to-Liquidation Ratio" means the ratio
      --------------------------------
(expressed as a percentage) computed as of a Cut-Off Date by dividing (x) the aggregate Unpaid Balance of all Pool Receivables that became net charge-offs during the three Settlement Periods ending on the most recent Cut-Off Date by (y) the aggregate Collections of all Pool Receivables during such three Settlement Periods.

     "Net Income" means, for any period on a consolidated basis
      ----------
for AnnTaylor and its Restricted Subsidiaries, the consolidated net income (or loss) of AnnTaylor and its Restricted Subsidiaries for such period taken as a single accounting period, after adding or deducting the amount of any extraordinary gain and extraordinary loss net of taxes, determined in conformity with GAAP.

     "Net Pool Balance" at any time means an amount equal to the
      ----------------
aggregate Unpaid Balance of the Eligible Receivables in the Receivables Pool as set forth in the most recent delivered Information Package reduced by the amount by which the Unpaid Balance of the Eligible Receivables with respect to which interest payments have been deferred exceeds 3% of Outstanding Principal.

     "Net Worth" shall mean, as at any date of determination, the
      ---------
amount by which (a) the total consolidated assets of ATSC, AnnTaylor and its Restricted Subsidiaries exceed (b) the total consolidated liabilities of ATSC, AnnTaylor and its Restricted
Subsidiaries, as determined in conformity with GAAP.

     "Net Yield" means, with respect to any Settlement Period,
      ---------
the Portfolio Yield minus the Servicer's Fee Rate, the Earned
Discount Rate and the Program Fee rate.

     "Note" has the meaning set forth in Section 1.04.
      ----                               ------------

     "Obligor" means a Person obligated to make payments with
      -------
respect to a Receivable, including any guarantor thereof.

     "Outstanding Principal" means at any time an amount equal to
      ---------------------
the aggregate principal amount of the Loans outstanding at such time.

     "Payment Rate" means, with respect to any Settlement Period,
      ------------
the ratio, expressed as a percentage, of (x) the Collections received during such Settlement Period to (y) the aggregate Unpaid Balance of all Pool Receivables as of the last day of the previous Settlement Period.

     "Person" means an individual, partnership, corporation
      ------
(including a business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

     "PNC Bank" has the meaning set forth in the preamble.
      --------                                   --------

     "Pool Receivable" means each Receivable described in Section
      ---------------
1.1(a) or (b) of the Purchase Agreement.

     "Portfolio Yield" means, with respect to any Settlement
      ---------------
Period, the annualized percentage equivalent of a fraction, the numerator of which is the amount of Finance Charge Receivables accrued during the immediately preceding Settlement Period, after subtracting therefrom the aggregate Unpaid Balance of Receivables which were net charge offs in such Settlement Period, and the denominator of which is the aggregate Unpaid Balance of Pool Receivables as of the last day of the immediately preceding Settlement Period.

     "Principal Receivables" means amounts (other than any
      ---------------------
amounts which represent Finance Charge Receivables) billed to the Obligor on any Account in respect of purchases of goods.

     "Program Administration Agreement" means the Program
      --------------------------------
Administration Agreement dated as of September 24, 1992 between
Lender and State Street Capital, as Program Administrator, as the same may be amended, supplemented or otherwise modified from time to time.

     "Program Fee" has the meaning set forth in the Fee Letter.
      -----------

     "Program Information" has the meaning set forth in Section
      -------------------                               -------
14.08.
- -----

     "Purchase Agreement" means the Purchase and Sale Agreement,
      ------------------
dated as of January 27, 1994 between the Company and AnnTaylor, as seller, as it may be amended, supplemented or otherwise modified from time to time.

     "Qualifying Liquidity Bank" means a Liquidity Bank with a
      -------------------------
rating of its short-term securities equal to or higher than
(i) A-1 by Standard & Poor's Corporation and (ii) P-1 by Moody's
Investors Service, Inc.

     "Receivable" means any right to payment from a Person,
      ----------
whether constituting an account, chattel paper, instrument or a general intangible, arising under an Account, and includes the right to payment of any interest or finance charges and other obligations of such Person with respect thereto.

     "Receivables Pool" means at any time all then outstanding
      ----------------
Pool Receivables, the Contracts related thereto, Related Security, the Spread Account, all amounts payable to, or for the benefit of, the Company under the interest rate agreements, if any, entered into by the Company, all rights and claims of the Company in and under the Purchase Agreement, all books and records related to any of the foregoing, and all proceeds of the foregoing, in each case whether now or hereafter existing.

     "Regulation D" means Regulation D of the Federal Reserve
      ------------
Board, or any other regulation of the Federal Reserve Board that prescribes reserve requirements applicable to nonpersonal time deposits or "Eurocurrency Liabilities" as presently defined in Regulation D, as in effect from time to time.

     "Regulatory Change" means, relative to any Affected Party
      -----------------

          (a) any change in (or the adoption, implementation, change in phase-in or commencement of effectiveness of) any

               (i) United States federal or state law or foreign law applicable to such Affected Party;

               (ii)  regulation, interpretation, directive,
          requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, government authority charged with the interpretation or administration of any law referred to in clause (a)(i) or of (B) any fiscal, monetary or
             -------------
          other authority having jurisdiction over such Affected
          Party; or

              (iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause
                                                           ------
          (a)(i) or (a)(ii) above; or
          ------    -------

          (b) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii) or (a)(iii) above.
                    -------------  -------    --------

     "Related Security" means, with respect to any Pool
      ----------------
Receivable: (a) all right, title and interest in and to all Contracts that relate to such Pool Receivable; (b) all interests in returned merchandise, if any, relating to the sale which gave rise to such Pool Receivable; (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Pool Receivable, whether pursuant to the Contract related to such Pool Receivable or otherwise; (d) all UCC financing statements covering any collateral securing payment of such Pool Receivable; and (e) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Pool Receivable whether pursuant to the Contract related to such Pool Receivable or otherwise.

     "Relationship Bank" has the meaning set forth in the
      -----------------
preamble.

     "Relationship Bank Agreement" means the Relationship Bank
      ---------------------------
Agreement, dated as of September 24, 1992, among Lender, the Administrator and the Relationship Bank, as such agreement may be amended, supplemented or otherwise modified from time to time.

     "Reporting Date" has the meaning set forth in Section
      --------------                               -------
3.01(a).
- -------

     "Responsible Officer" means (a) with respect to AnnTaylor or
      -------------------
ATSC: the Chief Financial Officer, Treasurer, Vice President - Financial Reporting or Vice President - Credit and (b) with respect to the Company: the President, Treasurer or any Vice President.

     "Secured Parties" means Lender, the Administrator, the
      ---------------
Relationship Bank, the Indemnified Parties and the Affected
Parties.

     "Security Agreement" means the Security Agreement dated as
      ------------------
of September 24, 1992, between Lender, as grantor, and the Collateral Agent, as secured party, as the same may be amended, supplemented or otherwise modified from time to time.

     "Servicer" has the meaning set forth in Section 8.01(a).
      --------                               ---------------

     "Servicer Material Adverse Effect" means, with respect to
      --------------------------------
any event or circumstance, a material adverse effect on:

            (i) the business, assets, financial condition, operations or prospects of the Servicer;

           (ii) the ability of the Servicer to perform its obligations under this Agreement or any other Transaction

     Document to which the Servicer, in its capacity as such, is a party;

          (iii) the validity or enforceability as against the Servicer of this Agreement or any other Transaction Document to which the Servicer, in its capacity as such, is a party;

           (iv) the status, existence, perfection, priority or enforceability of Lender's interest in the Receivables Pool;
     or

            (v) the collectability of a significant portion of the Pool Receivables.

     "Servicer Transfer Event" has the meaning set forth in
      -----------------------
Section 8.01(b).
- ---------------

     "Servicer's Fee" accrued for any day means an amount equal
      --------------
to (x) the Servicer's Fee Rate, times (y) the Net Pool Balance at
                                -----
the close of business on such day, times (z) 1/360.
                                   -----

     "Servicer's Fee Rate" means (a) 2% per annum if AnnTaylor is
      -------------------
the Servicer and (b) up to 3% per annum if a Person other than AnnTaylor is the Servicer.

     "Settlement Date" means the second Business Day following
      ---------------
each Reporting Date.

     "Settlement Period" means
      -----------------

          (a) the period from, but excluding, December 24, 1994 to, and including, January 24, 1994; and

          (b) thereafter, each period from, but excluding, the last day of the next preceding Settlement Period to, and including, the 24th day of the next following calendar month.

     "Spread Account" has the meaning set forth in Section
      --------------                               -------
3.05(a).
- -------

     "Spread Account Agreement" has the meaning set forth in
      ------------------------
Section 3.05(a).
- ---------------

     "State Street Bank" means State Street Bank & Trust Company,
      -----------------
a bank organized under the laws of the Commonwealth of Massachusetts.

     "State Street Capital" has the meaning set forth in the
      --------------------
preamble.
- --------

     "Subsidiary" means a corporation of which AnnTaylor and/or
      ----------
its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

     "Successor Notice" has the meaning set forth in Section
      ----------------                               -------
8.01(b).
- -------

     "Termination Date" means the earliest of
      ----------------

          (a) the date of termination (whether by scheduled expiration, termination on default or otherwise) of either the Liquidity Banks' commitments under the Liquidity Agreement or the Credit Bank's commitment under the Credit Agreement;

          (b)  the Loan Termination Date;

          (c) the third anniversary of the date of this Agreement;

          (d) 3 Business Days after the Administrator has received a written request by the Company to terminate the commitment of Lender under this Agreement;

          (e) failure to obtain a Liquidity Agreement in substitution for the then existing Liquidity Agreement on or before 30-days prior to the expiration of the commitments of the Liquidity Banks thereunder; or

          (f) (i) a Downgrading Event with respect to a Liquidity Bank shall have occurred and been continuing for not less than 45 days, (ii) the Downgraded Liquidity Bank shall not have been replaced by a Qualifying Liquidity Bank pursuant to a Liquidity Agreement in form and substance acceptable to Lender and the Administrator, and (iii) the commitment of such Downgraded Liquidity Bank under the Liquidity Agreement shall not have been funded or collateralized in such a manner that such Downgrading Event will not result in a reduction or withdrawal of the credit rating applied to the Commercial Paper Notes by any of the rating agencies then rating the Commercial Paper Notes; or

          (g) Lender shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     "Transaction Documents" means this Agreement, the Lock-Box
      ---------------------
Agreements, the Purchase Agreement, the Fee Letter, the Note and the other documents to be executed and delivered in connection herewith.

     "UCC" means the Uniform Commercial Code as from time to time
      ---
in effect in the applicable jurisdiction or jurisdictions.

     "Unmatured Event of Default" means any event which, with the
      --------------------------
giving of notice or lapse of time, or both, would become an Event of Default.

     "Unpaid Balance" of any Receivable means at any time (a) in
      --------------
the case of any Principal Receivable, the unpaid amount thereof and (b) in the case of any Finance Charge Receivable, the amount thereof accrued in accordance with the related Contract and unpaid at such time.

     B.   Other Terms.  The following terms shall have the
          -----------
meanings assigned thereto in the AnnTaylor Credit Agreement, as in effect on the date hereof, and such definitions are hereby incorporated by reference: "Indebtedness", "Interest Rate
                             ------------    -------------
Contracts", "Restricted Payment", "Restricted Subsidiary" and
- ---------    ------------------    ---------------------
"Unrestricted Subsidiary".  All accounting terms not specifically
 -----------------------
defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

     C.   Computation of Time Periods.  Unless otherwise stated
          ---------------------------
in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

                         EXHIBIT 1.02(a)
                TO RECEIVABLES FINANCING AGREEMENT


                     FORM OF BORROWING NOTICE

                                                         [Date]


State Street Boston Capital
  Corporation, as Administrator
225 Franklin Street
Boston, Massachusetts  02110

Attention:  Jeffrey Noordhoek


Ladies and Gentlemen:

     All capitalized terms used but not otherwise defined herein which are defined in the Receivables Financing Agreement, dated as of January 27, 1994, among the undersigned, AnnTaylor, Inc., as Servicer, Clipper Receivables Corporation, as Lender, State Street Boston Capital Corporation, as Administrator, and PNC Bank, National Association, as Relationship Bank (as the same may be amended, modified or supplemented from time to time, called the "Receivables Financing Agreement"), have the same meanings
     -------------------------------
when used herein.

     The undersigned, ANNTAYLOR FUNDING, INC., refers to the Receivables Financing Agreement and hereby gives you notice, irrevocably, pursuant to Section 1.02(a) of the Receivables
                         ---------------
Financing Agreement that the undersigned hereby requests that a Loan be made in the aggregate principal amount of $
                                                   ---------------
on             , 199
   ------------     -

     The undersigned hereby certifies as of the date hereof, and as of the date such Loan is made, as follows:

          (a) the representations and warranties contained in the Receivables Financing Agreement are correct, before and after giving effect to such Loan and to the application of the proceeds therefrom, as though made on and as of such dates;

          (b) no event has occurred and is continuing, or would result from such Loan or from the application of the proceeds therefrom, that constitutes an Event of Default or an Unmatured Event of Default;

          (c) the Borrowing Base as of the date hereof is $__________;

          (d)  after giving effect to such Loan, the Outstanding
     Principal is $__________; and

          (e)  the Termination Date has not occurred.

     IN WITNESS WHEREOF, the undersigned has caused this Borrowing Notice to be executed and delivered by its Responsible
Officer on the date first written above.


                              ANNTAYLOR FUNDING, INC.


                              By:________________________________

                              Title:_____________________________

                           EXHIBIT 1.04

                           FORM OF NOTE


$40,000,000                                    New York, New York
                                                 January __, 1994


     FOR VALUE RECEIVED, the undersigned, ANNTAYLOR FUNDING, INC. (the "Issuer"), hereby promises to pay to the order of CLIPPER
      ------
RECEIVABLES  CORPORATION   (the  "Noteholder"),   on  or   before
                                  ----------
January __, 1997, the principal amount of FORTY MILLION DOLLARS ($40,000,000), or, if less, the aggregate unpaid principal amount of all of the Loans (as defined in the Receivables Financing Agreement, dated as of January 27, 1994, among the Issuer, AnnTaylor, Inc., as Servicer, the Noteholder, State Street Boston Capital Corporation, as Administrator, and PNC Bank, National Association, as Relationship Bank (as the same may be amended, modified or supplemented from time to time, called the "Receivables Financing Agreement") made by the Noteholder to the
 --------------------------------
Issuer pursuant to the Receivables Financing Agreement (as shown in the records of the Administrator or, at the Administrator's option, on the schedule attached hereto and any continuation thereof). The amount of each Loan shall be payable from time to time in the amounts and at the times as provided in the Receivables Financing Agreement, and in any event shall be payable on the maturity date hereof. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Receivables Financing Agreement.

     The undersigned also promises to pay interest on the unpaid principal amount of each Loan evidenced by this Note from the date of such Loan until such Loan is paid in full, at the rates and payable on the dates specified in the Receivables Financing Agreement.

     This Note evidences indebtedness incurred as Loans under, and is entitled to the benefits of, the Receivables Financing Agreement, to which Receivables Financing Agreement reference is hereby made for a statement of its terms and conditions, including those under which the maturity of this Note may be accelerated. Upon the occurrence of an Event of Default as specified in the Receivables Financing Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable.

     This Note is secured by and entitled to the benefits specified in Section 9.01 of the Receivables Financing Agreement, and reference is hereby made to such Section for a description of the nature and extent of the collateral and the rights of the parties to and beneficiaries of the Receivables Financing Agreement in respect of such collateral.

     In addition to and not in limitation of the foregoing and the provisions of the Receivables Financing Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay on demand all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     All   parties  hereto,  whether  as  makers,  endorsers,  or
otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.


                               ANNTAYLOR FUNDING, INC.



                              By:
                                 --------------------------------
                                 Name Printed: __________________
                                 Title: _________________________

                                   SCHEDULE

      Schedule attached to Note dated January __, 1994 of ANNTAYLOR FUNDING,
 INC. payable to the order of CLIPPER RECEIVABLES CORPORATION.

- ------------------------------------------------------------------------------
:  Date of   :  Amount of :             :             :            :
:            :            :             :  Amount of  : Outstanding:  Notation
:   Loan     :    Loan    :    Rate     :  Repayment  :  Principal :   Made by
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------
:            :            :             :             :            :
- ------------------------------------------------------------------------------




                                                     EXHIBIT 3.01(a)

                     ANNTAYLOR FUNDING, INC.
                RECEIVABLES REPORT AS OF 12/24/93
                            FOR Dec-93

Portfolio Information

     I.  Outstanding Principal                       $
                                                      --------

    II.  Beginning Receivables Balance               $
                                                      --------

   III.  New Receivables to add                      $
                                                      --------

    IV.  Collections to deduct                       $
                                                      --------

     V.  Defaulted Receivables to deduct             $
                                                      --------

    VI.  +/-Other Adjustments                        $
                                                      --------

   VII.  Delinquent Receivables to deduct            $
                                                      --------

  VIII.  Other Ineligible Receivables to deduct      $
                                                      --------
         (Not including Defaulted Receivables)

    IX.    Aging Schedule

Current    Age 1 Age 2 Age 3 Age 4 Age 5  Age 6 Age 7+

Calculations Reflecting Current Activity

     X.  Eligible Receivables balance                $
                                                      --------
         (II)+(III)-(IV)-(V)+(VI)-(VII)-(VIII)

    XI.  Loss Reserve (11% of X)                     $
                                                      --------
         Borrowing Base (X)-(XI)

   XII.  Excess Collateral (Borrowing Base-I)        $
                                                      --------

Compliance

  XIII.  Delinquency Ratio
         One-Month Calculation (less than 11.5%)
                                                      --------
         3-Month rolling Average (less than 11%)
                                                      --------
          [Unreadable Line]


   XIV.  Gross Default-to-Liquidation Ratio
         One-Month Calculation                       $
                                                      --------
         3-Month rolling Average (less than 1.95%)   $
                                                      --------
         Net Default-to-Liquidation Ratio
         One-Month Calculation
                                                      --------
         3-Month rolling Average (less than 1.325%)
                                                      --------

    XV.  Dilution Ratio
         One-Month Calculation                       $
                                                      --------
         3-Month rolling Average (less than 15.0%)   $
                                                      --------
          [Unreadable Line]

   XVI.  Payment Rate (not less than 27%)
                                                      --------

  XVII.  Net Yield (not less than 0%)
                                                      --------
          [Unreadable Line]

 XVIII.  Spread Account Balance                      $
                                                      --------

The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting with respect to outstandings as
of       in accordance with the Receivables Purchase Agreement
dated as of   and that all representations and warranties are
restated and reaffirmed.

ANNTAYLOR FUNDING, INC.
Signed By:
Title:

                                                     EXHIBIT 3.05

                     SPREAD ACCOUNT AGREEMENT
                     ------------------------



     THIS SPREAD ACCOUNT AGREEMENT, dated as of January 27, 1994 (as it may be amended, supplemented or otherwise modified from time to time, this "Agreement") is among ANNTAYLOR FUNDING, INC.,
                    ---------
a Delaware corporation (the "Company"), CLIPPER RECEIVABLES
                             -------
CORPORATION, a Delaware corporation (the "Lender"), STATE STREET
                                          ------
BOSTON CAPITAL CORPORATION, as administrator for the Lender (the "Administrator") and PNC BANK, NATIONAL ASSOCIATION, a national
 -------------
banking association ("PNC Bank" or the "Bank").
                      --------          ----


                            BACKGROUND

     1. The Company, AnnTaylor, Inc., as Servicer, the Lender, the Administrator and PNC Bank, as Relationship Bank, have entered into a Receivables Financing Agreement, dated as of January 27, 1994 (as it may be amended, modified or supplemented from time to time, the "Financing Agreement"), pursuant to which
                        -------------------
the Lender has agreed to make certain loans to the Company on the terms and conditions set forth in the Financing Agreement, which loans shall be secured by certain assets of the Company.

     2. In connection with the transactions contemplated by the Financing Agreement, the Company has agreed to establish a segregated account at the Bank, which account, together with the investments therein and earnings thereon, has been pledged to the Lender, to secure the Company's obligations pursuant to the Financing Agreement and the other transaction documents related thereto.

     3. The parties hereto hereby desire to set forth their understanding with respect to such Account and the investment therein as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.  Definitions.  Capitalized terms used in this
                 -----------
Agreement and not otherwise defined herein shall have the meanings assigned thereto in Appendix A to the Financing
Agreement.

     SECTION 2.  Establishment of Account.  The Company and the
                 ------------------------
Bank hereby establish at the Bank account number 1001144887, titled in the name of "AnnTaylor Funding, Inc. and Clipper Receivables Corporation as Secured Party UA 1/27/94" (the "Spread
                                                           ------
Account").  Pursuant to the Financing Agreement and hereto, the
- -------
Company has, and hereby does, transfer exclusive dominion and control over the Spread Account to the Administrator (for the benefit of the Lender). The Bank shall be entitled to rely on, and to assume, the authority of any purported employee of the Administrator and is hereby authorized to act on any notice purportedly executed on behalf of the Administrator with respect to the Spread Account.

     SECTION 3.  Deposits in, and Withdrawals from, the Spread
                 ---------------------------------------------
Account; Communications.  (a) On the closing date for the initial
- -----------------------
Loan pursuant to the Financing Agreement, the Company shall make an initial deposit into the Spread Account in the amount of $200,000. Thereafter, certain funds may be deposited from time to time into the Spread Account pursuant to Section 3.01 of the Financing Agreement. Amounts may only be withdrawn from the Spread Account by the Administrator pursuant to Article III of the Financing Agreement including, without limitation, Section
                                                       -------
3.05(d).
- -------

     (b) The Bank hereby covenants and agrees that it shall send all communications with respect to the Spread Account, including, without limitation, all account statements and confirmations to each of the Company, the Lender and the Administrator.

     SECTION 4.  Permitted Investments.  So long as the Bank does
                 ---------------------
not receive written notice that an Event of Default shall have occurred and be continuing, the funds in the Spread Account shall be invested and reinvested by the Bank pursuant to written instructions executed by a Responsible Officer of the Company in one or more Eligible Investments (as defined below). Subject to the restrictions on the maturity of investments set forth in
Section 5, the Company may authorize the Bank to make specific
- ---------
Eligible Investments set forth in its notice, to make Eligible Investments from time to time consistent with general instructions set forth therein or to make specific Eligible Investments pursuant to instructions received in writing from a Responsible Officer of the Company, in each case in such amounts as the Company shall specify. The Company agrees to report as income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Spread Account. In the event that the Company shall fail to give investment directions to the Bank by 10:00 a.m., Pittsburgh time, on any Business Day on which there may be uninvested cash, the Bank shall invest such funds in Eligible Investments described in clause (v) of the definition thereof. The Bank shall invest
- ----------
interest and reinvest proceeds of investments in the Spread Account, together with all other funds on deposit in the Spread Account, in Eligible Investments pursuant to the terms hereof.

If the Bank has received written notice that an Event of Default has occurred and is continuing, the Bank shall invest the funds in the Spread Account as directed by the Administrator. All investments made by the Bank shall mature no later than the maturity date therefore permitted by Section 5.
                                     ---------

     SECTION 5.  Maturity of Investments.  No investment of any
                 -----------------------
amount held in the Spread Account shall mature later than the Business Day immediately preceding the Settlement Date which is scheduled to occur immediately following the date of investment (or, with respect to mutual fund investments or other investments redeemable (without penalty) shall be redeemable no later than such date). All income or other gain from the investment of monies deposited in the Spread Account shall be deposited by the Bank in such account immediately upon receipt and shall be invested pursuant to Section 4. Any net loss (determined on a
                     ---------
month-by-month basis) resulting from such investment of amounts in the Spread Account shall be charged to the Company, which, within five Business Days of notice thereof by the Bank, shall reimburse such account for such loss.

     SECTION 6.  Eligible Investments.  The term "Eligible
                 --------------------             --------
Investments" shall mean any one or more of the following
- -----------
obligations or securities:

          (i) direct non-callable obligations of, and non-callable obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (ii) demand and time deposits in, certificates of deposit of, and bankers' acceptances issued by, the Bank or any depository institution or trust company incorporated under the laws of the United States of America or any state thereof, having a combined capital and surplus of at least $500,000,000, and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution that is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) have the highest short-term credit rating available from Moody's Investors Service, Inc. and not less than A-1 from Standard & Poor's Ratings Group;

          (iii) repurchase obligations with respect to and collateralized by (A) any security described in clause (i)
                                                     ----------
     above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in each case entered into with a depository institution or trust company (acting as principal) of the type described in clause (ii) above, provided that the Bank has taken delivery
     -----------        --------
     of such security;

          (iv) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) payable on demand or on a specified date not more than one year after the date of issuance thereof having the highest short-term credit rating from Moody's Investors Service, Inc. and not less than A-1 from Standard & Poor's Ratings Group at the time of such investment; and

          (v) shares in the Treasury Trust Fund, so long as such fund is rated AA by Standard & Poor's Ratings Group and invests solely in short term securities of the United States government and/or securities described in clause (iii)
                                               ------------
     above, or in a mutual fund investing solely in short term securities of the United States government and/or securities described in clause (iii) above where the mutual fund
                  ------------
     custodian has taken delivery of the collateralizing securities, provided that (i) such fund shall have the
                 -------- ----
     highest short-term credit rating available from Moody's Investors Service, Inc. and not less than A-1 from Standard & Poor's Ratings Group and (ii) such shares shall be freely transferable by the holder on a daily basis.

     SECTION 7.  Designee Under the Uniform Commercial Code.  The
                 ------------------------------------------
parties hereto hereby acknowledge that the Company has granted, and hereby does grant, a security interest in the Spread Account, and all funds, certificates, securities, other instruments, general intangibles and other items, properties and assets credited thereto or on deposit therein and all investments thereof, all claims thereunder and all interest, dividends, monies, instruments, securities and other property from time to time received, receivable or otherwise distributable in respect of or in exchange for any of the foregoing, together with all proceeds thereof (collectively, the "Spread Account Property"),
                                     -----------------------
to the Lender and that the Bank shall maintain the Spread Account Property (and shall designate the Spread Account on its records as being held) for the benefit of, and subject to the interest of, the Lender. The Bank shall hold the Spread Account Property as the agent, designee and financial intermediary for the Lender pursuant to Section 8-313, or as bailee for the account of the Lender under Section 9-305, of the Uniform Commercial Code as in effect in any applicable jurisdiction (the "UCC").
                                            ---

     SECTION 8.  Duties of the Bank.  The Bank's duties and
                 ------------------
responsibilities shall be limited to those expressly set forth in this Agreement, and the Bank shall not be subject to nor obligated to recognize, monitor or enforce the terms of any other agreement between, or direction or instruction of, any or all of the parties hereto. The Bank shall not in any way be held liable by reason of any insufficiency in the Spread Account resulting from losses on investments made strictly in accordance with the provisions of this Agreement. The Bank shall not be personally liable for any act taken or omitted hereunder or taken or omitted by the Bank in good faith and without gross negligence. The Bank shall be fully protected in relying upon any written notice, demand, certificate or document which the Bank in good faith believes to be genuine. The Bank shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsements thereon, or any lack of endorsement thereon, or any description therein, nor shall the Bank be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement. The Bank may consult with counsel and shall be fully protected in respect of any action taken or suffered or omitted to be taken by the Bank hereunder in good faith and without gross negligence and in accordance with the opinion of such counsel.

     SECTION 9.  Indemnity.  The Company hereby agrees to
                 ---------
indemnify the Bank for, and defend the Bank and hold it harmless against, any loss, liability or expense incurred that arises out of or in connection with the performance of its duties hereunder, including, without limitation, the costs and expenses of defending itself against or investigating any claim or liability, except to the extent that a court of competent jurisdiction shall have determined that such loss, liability or expense resulted solely from the gross negligence or willful misconduct of the Bank. The Bank shall notify the Company promptly of any claim for which it may seek indemnity hereunder and, upon any such notification, the provisions of Section 13.01(d) of the Financing Agreement with respect to the Bank as an indemnified party, shall apply mutatis mutandis, as if such provision were set forth
      ------- --------
herein.

     SECTION 10.  Resignation.  The Bank shall have the right to
                  -----------
resign at any time by giving written notice of such resignation to the Company and the Administrator. Within 30 days after receiving such notice, the Company agrees to appoint a successor bank that shall be acceptable to the Administrator (which acceptance shall not be unreasonably withheld). Upon the appointment of such a successor, the Bank shall distribute the property then held hereunder, less any fees, costs and expenses due to the Bank hereunder, if any, to such successor. If a successor bank has not been appointed, and has not accepted such appointment by the end of such 30-day period, the Bank may apply to the court of competent jurisdiction for the appointment of a successor bank, and the costs, expenses and reasonable attorney's fees incurred in connection with such a proceeding shall be paid by the Company.

     SECTION 11.  Termination.  This Agreement shall terminate on
                  -----------
the Final Payout Date, at which time the property then held hereunder shall be distributed to the Administrator unless the Administrator has given the Bank written notice that all liabilities of the Company pursuant to the Financing Agreement and the Transaction Documents have been paid in full, in which event, all funds hereunder shall be distributed to the Company.

     SECTION 12.  Miscellaneous.  This Agreement shall be
                  -------------
governed by, and construed in accordance with, the laws of the State of New York. This Agreement may not be amended, waived or modified without the written consent of the parties hereto. All notices and other communications provided for herein shall, unless otherwise stated herein, be in writing and shall be personally delivered, sent by express mail or courier or by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or such other address or facsimile number as shall be designated by such party in written notice to the other parties hereto. All such notices and communications shall be effective (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received and (b) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that the Company shall not assign its rights
- --------  -------
and obligations hereunder without the prior written consent of the Bank and the Administrator. This Agreement may be executed in any number of counterparts, and by the different parties on different counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                         ANNTAYLOR FUNDING, INC.




                         By:_________________________________
                         Name Printed:_______________________
                         Title:______________________________


                         414 Chapel Street
                         New Haven, CT  06511
                         Telephone:  (203) 865-0811
                         Facsimile:  (203) 865-2756


                         PNC BANK, NATIONAL ASSOCIATION





                         By:_________________________________
                         Name Printed:_______________________
                         Title:______________________________

                         Fifth Avenue and Wood Street
                         Pittsburgh, PA  15265
                         Telephone:  (412) __________________
                         Facsimile:  (412) 762-4167


                         STATE STREET BOSTON CAPITAL CORPORATION





                         By:_________________________________
                         Name Printed:_______________________
                         Title:______________________________

                         225 Franklin Street
                         Boston, MA  02110
                         Telephone:  (617) __________________
                         Facsimile:  (617) 350-4020

                         CLIPPER RECEIVABLES CORPORATION




                         By:_________________________________
                         Name Printed:_______________________
                         Title:______________________________

                         P.O. Box 4024
                         Boston, MA  02101
                         Telephone:  (617) __________________
                         Facsimile:  (617) 951-7050

                                                     EXHIBIT 5.01(g)

414 Chapel St.
New Haven, Connecticut

                     ANNTAYLOR FUNDING, INC.
                         414 Chapel St.
                      New Haven, CT  06511

                                                        ANNTAYLOR

January 25, 1994

AmSouth Bank, N.A.
1900 Fifth Avenue North
Birmingham, Alabama 35203

Ladies and Gentlemen:

     Reference is made to our lock-box account no. 55976026, together with the post office box related thereto, maintained with you (the "Account"). Pursuant to a Receivables Financing
               -------
Agreement dated as of January 27, 1994 among us, as borrower, AnnTaylor, Inc., as Servicer, Clipper Receivables Corporation, as lender (the "Lender"), State Street Boston Capital Corporation,
             ------
as administrator for the Lender (the "Administrator"), and PNC
                                      -------------
Bank, National Association, as Relationship Bank, we have pledged and granted a security interest to the Lender in the accounts, chattel paper, instruments or general intangibles (collectively, "Receivables") with respect to which payments are or may
 -----------
hereafter be made to the Account. Your execution of this letter agreement is a condition precedent to our continued maintenance of the Account with you.

     We hereby transfer exclusive ownership and control of the
                        ---------
Account to the Administrator, subject only to the condition subsequent that the Administrator shall have given you notice of its election to assume such ownership and control, which notice may be in the form attached hereto as Annex A or in any other
                                      -------
form that gives you reasonable notice of such election.

     We hereby irrevocably instruct you, at all times from and after the date of your receipt of notice from the Administrator as described above, to make all payments to be made by you out of or in connection with the Account directly to the Administrator, at its address set forth below its signature hereto or as the Administrator otherwise notifies you, for the account of the Lender, or otherwise in accordance with the instructions of the Administrator.

     We also hereby notify you that, at all times from and after the date of your receipt of notice from the Administrator as described above, the Administrator shall be irrevocably entitled to exercise in our place and stead any and all rights in respect of or in connection with the Account, including, without limitation, (a) the right to specify when payments are to be made out of or in connection with the Account and (b) the right to require preparation of duplicate monthly bank statements on the Account for the Administrator's audit purposes and mailing of such statements directly to an address specified by the Administrator (provided that you will continue to send copies of monthly bank statements to us).

     Notice from the Administrator may be personally served or sent by fascimile or U.S. mail, certified return receipt requested or by express mail or courier, to the address, facsimile number set forth under your signature to this letter agreement (or to such other address or facsimile number as to which you shall notify the Administrator in writing). If notice is given by facsimile, it will be deemed to have been received when the notice is sent and the receipt is confirmed by telephone or other electronic means. All other notices will be deemed to have been received when actually received or, in the case of personal delivery, delivered.

     By executing this letter agreement, you acknowledge the existence of the Administrator's right to ownership and control of the Account and its ownership of and security interest in the amounts from time to time on deposit therein and agree that from the date hereof the Account shall be maintained by you for the benefit of, and amounts from time to time therein held by you as agent for, the Administrator on the terms provided herein. The Account is to be entitled "AnnTaylor Funding, Inc. and State Street Boston Capital Corporation, as Administrator for Clipper Receivables Corporation as Secured Party". Except as otherwise provided in this letter agreement, payments to the Account are to be processed in accordance with the standard procedures currently in effect. All service charges and fees with respect to the Account shall continue to be payable by us as under the arrangements currently in effect.

     By executing this letter agreement, you irrevocably waive and agree not to assert, claim or endeavor to exercise, irrevocably bar and estop yourself from asserting, claiming or exercising, and acknowledge that you have not heretofore received a notice, writ, order or any form of legal process from any other party asserting, claiming or exercising any right of set-off, banker's lien or other purported form of claim with respect to the Account or any funds from time to time therein. Except for your right to payment of your service charges and fees and to make deduction for returned items and overdrafts, you shall have no rights in the Account or funds therein. To the extent you may ever have such rights, you hereby expressly subordinate all such rights to all rights of the Administrator.

     You may terminate this letter agreement by cancelling the Account maintained with you, which cancellation and termination shall become effective only upon sixty days' prior written notice thereof from you to us and the Administrator. Incoming mail addressed to the Account received after such cancellation shall be forwarded in accordance with the Administrator's instructions; provided that if no instructions are received from the Administrator by the seventh day prior to the effective date of such cancellation or termination, such mail shall be forwarded in accordance with our instructions. This letter agreement may also be terminated upon written notice to you by the Administrator stating that the Receivables Financing Agreement pursuant to which this letter agreement was obtained is no longer in effect. Except as otherwise provided in this paragraph, this letter agreement may not be terminated or amended without the prior written consent of the Administrator and us.

     Please acknowledge your agreement to the terms set forth in this letter agreement by signing the two copies of this letter agreement enclosed herewith in the space provided below, sending one such signed copy to the Administrator at its address provided above and returning the other signed copy to us.

                                        Very truly yours,

                                        ANNTAYLOR FUNDING, INC.
                                        By: Bert A. Tieben
                                        Title: Vice President

Accepted and confirmed as of
the date first written above:

CLIPPER RECEIVABLES CORPORATION, as Lender

By:
    ------------------------------

Title:
       ---------------------------

ANNTAYLOR, INC.

By: Bert A. Tieben
    -------------------------------

Title: Senior Vice President
       ----------------------------

Accepted and confirmed as of
the date first written above:

CLIPPER RECEIVABLES CORPORATION, as Lender


By: Nancy D. Smith
    -------------------------------

Title: President
       ----------------------------

ANNTAYLOR, INC.

By:
    -------------------------------

Title:
       ----------------------------


STATE STREET BOSTON CAPITAL CORPORATION, as Administrator

By:
    --------------------------------

Title:
       -----------------------------

Address for notice:

225 Franklin Street
Boston, Massachusetts 02110
Attention: Clipper Funds
Facsimile No.: (617) 350-4020

Acknowledged and agreed to as of
the date first written above:

AMSOUTH BANK N.A.

By:
    ------------------------------

Title:
       ---------------------------

Address for notice:

1900 - 5th Avenue North
Birmingham, Alabama 35203
Attention:
           ---------------
Facsimile No.:
               -----------

STATE STREET BOSTON CAPITAL CORPORATION, as Administrator

By:
    --------------------------------

Title: Managing Director
       -----------------------------

Address for notice:

225 Franklin Street
Boston, Massachusetts 02110
Attention: Clipper Funds
Facsimile No.: (617) 350-4020

Acknowledged and agreed to as of
the date first written above:

AMSOUTH BANK N.A.

By:
    ------------------------------

Title: Vice President
       ---------------------------

Address for notice:

1900 - 5th Avenue North
Birmingham, Alabama 35203
Attention: Robert De Haven
           -----------------------
Facsimile No.: (205) 583-4436
               -------------------

                                                       ANNEX A to
                                               Lock-Box Agreement


     [Letterhead of State Street Boston Capital Corporation]

AmSouth Bank, N.A.
1900 - 5th Avenue North
Birmingham, Alabama  35203

     Re: AnnTaylor Funding, Inc./Lock-Box Account No. 55976026

Ladies and Gentlemen:

     Reference is made to the letter agreement, dated January 27, 1994 (as heretofore amended, the "Letter Agreement") among
                                  ----------------
AnnTaylor Funding, Inc., AnnTaylor, Inc., Clipper Receivables Corporation (the "Lender"), the undersigned, as Administrator for
                  ------
the Lender, and you concerning the above described lock-box account (the "Account"). We hereby give you notice of our
              -------
assumption of ownership and control of the Account as provided in the Letter Agreement.

     We hereby instruct you to make all payments to be made by
you out of or in connection with the Account [directly to the undersigned, at [our address set forth above], for the account of
the Lender (account no.           )].
                        ----------

     [other instructions]

                                    Very truly yours,

                                    STATE STREET BOSTON CAPITAL
                                    CORPORATION, as Administrator

                                    By:
                                        -------------------------
                                    Name:
                                          -----------------------
                                    Title:
                                           ----------------------

                                     EXHIBIT 5.01(h)(i)




                              January 27, 1994



The Persons Listed on
Schedule I Hereto

          Re:  Receivables Facility of
               AnnTaylor, Inc. and
               AnnTaylor Funding, Inc.
               -----------------------

Ladies and Gentlemen:

          We have acted as special counsel to AnnTaylor
Funding, Inc., a Delaware corporation (the "Company"), and AnnTaylor, Inc., a Delaware corporation ("AnnTaylor", and together with the Company, the "Credit Parties") in connection with the preparation, execution and delivery of (i) the Purchase and Sale Agreement dated as of January 27, 1994 (the "Purchase Agreement") between the
Company, as purchaser and AnnTaylor, as seller, (ii) the Receivables Financing Agreement, dated as of January 27,
1994 (the "Receivables Financing Agreement"), among the
Company, Clipper Receivables Corporation (the "Lender"),
AnnTaylor, as Servicer, State Street Boston Capital
Corporation (the "Administrator"), and PNC Bank, National
Association (the "Relationship Bank"), and (iii) certain other agreements, instruments and documents related to the Purchase Agreement and the Receivables Financing
Agreement.  This opinion is being delivered pursuant to
Section 4.1(h) of the Purchase Agreement and Section
5.01(h)(i) of the Receivables Financing Agreement. Capi-talized terms used herein and not otherwise defined herein shall have the same meanings herein as set forth in Appendix A to the Receivables Financing Agreement.

          In our examination we have assumed the genuine-ness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, certified or photostatic copies, and the au-thenticity of the originals of such copies. As to any facts material to this opinion which we did not indepen-

The Persons listed on
Schedule I hereto
January 27, 1994
Page 2

dently establish or verify, we have relied upon state-ments and representations of the Credit Parties and their respective officers and other representatives and of public officials, including the facts set forth in the Company's Certificate and AnnTaylor's Certificate, each as described below.

          In rendering opinions set forth herein, we have examined and relied on originals or copies of the follow-ing:
               (a)  the Receivables Financing Agreement;

               (b)  the Purchase Agreement;

               (c)  the Spread Account Agreement;

               (d)  the Note;

               (e)  the Company Note (as defined in the
Purchase Agreement);

               (f)  the Fee Letter;

               (g)  the certificate of the Company exe-
cuted by an officer of the Company dated the date hereof, a copy of which is attached as Exhibit A hereto (the
"Company's Certificate");

               (h)  the certificate of AnnTaylor executed
by an officer of AnnTaylor, dated the date hereof, a copy of which is attached as Exhibit B hereto ("AnnTaylor's
Certificate");

               (i)  the Certificate of Incorporation and
By-laws of each of the Credit Parties;

               (j)  certain resolutions of the Board of
Directors of the Company adopted by unanimous written consent on January 24, 1994;

               (k)  certain resolutions of the Board of
Directors of AnnTaylor adopted on January 19, 1994;

The Persons listed on
Schedule I hereto
January 27, 1994
Page 3

               (l)  signed, unfiled copies of financing
statements under the Uniform Commercial Code as in effect in the State of New York, naming (i) AnnTaylor as the debtor, the Company as secured party and the Lender as the assignee and (ii) the Company as debtor and the Lender as the secured party, which we understand and have assumed in each case will be filed within ten days of the assignment of Pool Receivables from AnnTaylor to the Company and the transfer of the security interest therein from the Company to the Lender in the offices of the Secretary of State of the State of New York and the City
Register of New York County, New York (the "Filing Offic-es") (such financing statements, the "Financing State-ments");

               (m)  search reports provided by Lexis
Document Services, (i) dated January 25, 1994 and cover-ing the period through December 17, 1993 listing financ-ing statements that name AnnTaylor as debtor and that are filed in the Secretary of State of the State of New York and (ii) dated January 24, 1994, and covering the period through December 17, 1993, listing financing statements that name the Company as debtor and that are filed in the Secretary of State of the State of New York, together with copies of such financing statements, a summary of which search reports are attached as Exhibit C hereto
(the "Search Reports");

               (n)  a certificate from the Secretary of
State of the State of Delaware as to the good standing of the Company in such jurisdiction; and

               (o)  such other documents as we have
deemed necessary or appropriate as a basis for the opin-ions set forth below.

          Unless otherwise indicated, references in this opinion to the "New York UCC" shall mean the Uniform Com-mercial Code as in effect on the date hereof in the State of New York. The documents listed in paragraphs (a) through (f) above shall hereinafter be referred to col-lectively as the "Documents."

The Persons listed on
Schedule I hereto
January 27, 1994
Page 4

          Members of our firm are admitted to the bar of the State of New York. We express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of New York, (ii) the General Corporation Law of the State of Delaware (the "DGCL"), and (iii) the federal laws of the United States of America to the extent spe-cifically referred to herein.

          The opinions set forth below are subject to the following qualifications:

                    (i)  enforcement of each of the
     Documents and of any interests created thereby may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforce-ment is sought in equity or at law);

                    (ii)  certain of the remedial provi-
     sions with respect to the security including waivers with respect to the exercise of remedies against the collateral contained in each of the Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Documents, each taken as a whole, and, subject to the other qualifications and exceptions contained in this opinion, each of the Documents, each taken as a whole, together with applicable law, contains adequate provisions for the practical realization of the benefits of the security created thereby;

                    (iii)  we express no opinion as to
     any provision with respect to governing law to the extent that it purports to affect the choice of law governing perfection and the effect of perfection and non-perfection of the security interests.

                    (iv)  enforcement of the Documents
     may be subject to the terms of instruments, leases, contracts or other agreements between the Credit
     Parties and the other parties to such agreements,

The Persons listed on
Schedule I hereto
January 27, 1994
Page 5

     the rights of such other parties and any claims or defenses of such other parties against the Credit
     Parties arising under or outside such instruments, leases or contracts or other agreements; and

                    (v)  we express no opinion as to the
     enforceability of any rights to contribution or indemnification provided for in the Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

          We have assumed for the purpose of the opinions set forth herein that the assignment from AnnTaylor to the Company pursuant to the Purchase Agreement consti-tutes the sale of (and not a lien upon) the assets pur-ported to be conveyed thereby. We call to your attention that we have delivered an opinion to you on even date herewith with respect to the characterization of such assignment in the event that AnnTaylor were to become a debtor under the United States Bankruptcy Code, 11 U.S.C.
Sec. 101 et. seq. (the "Bankruptcy Code").

          Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

          1. The Company has been incorporated and is validly existing and is in good standing under the laws of the State of Delaware.

          2. Each of the Credit Parties has the corpo-rate power and corporate authority to execute, deliver and perform all of its obligations under each of the Documents to which it is a party. The execution and delivery by each of the Credit Parties of each of the Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of each such Credit Party. Each of the Documents has been duly executed and delivered by each Credit Party which is a party thereto.

The Persons listed on
Schedule I hereto
January 27, 1994
Page 6

          3.   Each of the Documents constitutes the
valid and binding obligation of each Credit Party that is a party thereto enforceable against such Credit Party in accordance with its terms.

          4. The execution and delivery by each of the Credit Parties of each of the Documents to which it is a party and the performance by each such Credit Party of its obligations under each such Document, each in accor-dance with its terms, do not (i) conflict with the Cer-tificate of Incorporation or By-laws of such Credit
Party, (ii) constitute a violation of or a default under any Applicable Contract (as hereinafter defined) or (iii) cause the creation of any security interest or lien
(other than the liens granted under, created by or per-mitted by the Documents) upon any of the property of such Credit Party pursuant to any Applicable Contracts. We do not express any opinion, however, as to whether the execution, delivery or performance by any Credit Party of any Document to which it is a party will constitute a violation of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of such Credit Party or the effect of any such violation or default on the opinions expressed herein.
For purposes of this paragraph 4, "Applicable Contracts" means those agreements or instruments set forth on Sched-ule I to the Company's Certificate with respect to the Company and on Schedule I to AnnTaylor's Certificate with respect to AnnTaylor and which have been identified to us as all the agreements and instruments (other than the Documents) which are material to the business or finan-cial condition of the Company and AnnTaylor respectively.

          5. Neither the execution, delivery or perfor-mance by any Credit Party of any of the Documents to which it is a party nor the compliance by such Credit
Party with the terms and provisions thereof will contra-vene any provision of any Applicable Law (as hereinafter defined). For purposes of this paragraph 5 and para-graph 6, "Applicable Laws" means the DGCL and those laws, rules and regulations of the State of New York and of the

The Persons listed on
Schedule I hereto
January 27, 1994
Page 7

United States of America (including, without limitation,
Regulations G, U and X of the Federal Reserve Board) which, in our experience, are normally applicable to transactions of the type contemplated by the Documents and are not the subject of a specific opinion herein referring expressly to a particular law or laws.

          6. No Governmental Approval (as hereinafter defined) which has not been obtained or taken and is not in full force and effect is required to authorize or is required in connection with the execution, delivery or performance of any of the Documents by any Credit Party except the filing of the Financing Statements in the Filing Offices, the filing of financing statements in the State of Connecticut and the filing of partial releases
(UCC-3 statements) with respect to security interests of the Bank of America National Trust and Savings Associa-tion, as agent (the "Bank of America Release State-ments"). For the purposes of this paragraph 6, the term
"Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authori-ty pursuant to Applicable Laws, and for the purposes of this paragraph 6 and paragraph 7, the term "Governmental
Authority" means any federal, New York or, to the extent relating to the DGCL, Delaware executive, legislative, judicial, administrative or regulatory body.

          7. Neither the execution, delivery or perfor-mance by any Credit Party of its obligations under the Documents to which it is a party nor compliance by such Credit Party with the terms thereof will contravene any Applicable Order (as hereinafter defined) against such Credit Party. For purposes of this paragraph 7, the term
"Applicable Orders" means those orders or decrees of Governmental Authorities identified on Schedule II to the Company's Certificate with respect to the Company and on
Schedule II to AnnTaylor's Certificate with respect to AnnTaylor.

          8. The provisions of the Purchase Agreement are effective to create, in favor of the Company, a valid

The Persons listed on
Schedule I hereto
January 27, 1994
Page 8

security interest (as such term is defined in Section 1-
201 of the New York UCC) in that portion of the Pool
Receivables of AnnTaylor constituting accounts (as such term is defined in Section 9-106 of the New York UCC)
(the "Accounts Property"), and the proceeds thereof. We call to your attention that the term security interest as defined in Section 1-201 of the New York UCC includes the sale of accounts. We express no opinion with respect to the nature or extent of the obligations being secured by the security interest granted to the Company.

          9.   While there is no case law precisely on
point and the issue is not free from doubt, based upon
our review of relevant case law authority in New York,
including Stathos v. Murphy, 26 App. Div. 2d 500, 276
          -----------------
N.Y. Supp. 2d 727, aff'd 19 N.Y.2d 883, 281 N.Y. Supp. 2d
81 (1967), and the principles set forth in Restatement of
                                           --------------
Contracts 2d (1981), the provisions of the Purchase
- ------------
Agreement are effective to create, in favor of the Compa-ny, a valid interest under the common law of the State of New York in that portion (if any) of the Pool Receivables of AnnTaylor constituting general intangibles (as such term is defined in Section 9-106 of the New York UCC)
(the "General Intangibles Property," and together with the Accounts Property, the "Receivables Property") that is enforceable against subsequent creditors of or pur-chasers from AnnTaylor. We note, however, that unless the Obligor in respect of a Pool Receivable has received notice of such sale, bona fide payments made by such Obligor to AnnTaylor or to a subsequent assignee of such Pool Receivable as to which the Obligor has received notice of such assignment will discharge such Obligor's obligations to the extent of such payment, and such payment will be recoverable only from AnnTaylor or such assignee.

          The opinions expressed in paragraphs 8 and 9 are subject to the following qualifications:

               (a)  we have assumed that the Receivables
Property exists and that AnnTaylor has sufficient rights in the Receivables Property for the interest of the

The Persons listed on
Schedule I hereto
January 27, 1994
Page 9

Company to attach, and we express no opinion as to the nature or extent of any of AnnTaylor's rights in or title to any Receivables Property;

               (b)  we call to your attention that Sec-
tion 552 of the Bankruptcy Code limits the extent to which property acquired by a debtor after the commence-ment of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by such debtor before the commencement of such case;

               (c)  we call to your attention that the
security interest of the Company in proceeds of the Accounts Property is limited to the extent set forth in
Section 9-306 of the New York UCC and to property of a type subject to the New York UCC;

               (d)  we have assumed that there are no
agreements between AnnTaylor and any account debtor prohibiting, restricting or conditioning the assignment of any portion of the Receivables Property;

               (e)  we call to your attention that the
interest of the Company in the Receivables Property may be subject to the rights of account debtors, claims and defenses of account debtors and the terms of agreements with account debtors;

               (f)  we express no opinion regarding the
interest of the Company in any of the Receivables Proper-ty consisting of claims against any government or gov-ernmental agency (including, without limitation, the United States of America or any state thereof or any agency or department of the United States of America or any state thereof); and

               (g)  in the case of any account or general
intangible which is itself secured by other property, we express no opinion with respect to the rights of the Company in and to such underlying property.

The Persons listed on
Schedule I hereto
January 27, 1994
Page 10

          10. The provisions of the Receivables Financ-ing Agreement are effective to create, in favor of the Lender, as security for the obligations of the Company described in Section 9.01 thereof, a valid security interest in that portion of the Pool Receivables consti-tuting accounts or general intangibles (as each such term is defined in Section 9-106 of the New York UCC) (the
"Receivables Collateral"), and the proceeds thereof.

          The opinions expressed in paragraph 10 are sub-ject to the qualifications to opinion paragraphs 8 and 9 set forth above and to the following qualifications:

               (a)  we have assumed that the Receivables
Collateral exists and the Company has sufficient rights in the Receivables Collateral for the security interest of the Lender to attach, and, except to the extent set forth in opinion paragraphs 8 and 9 above, we express no opinion as to the nature or extent of the Company's rights in or title to any Receivables Collateral;

               (b)  we call to your attention that Sec-
tion 552 of the Bankruptcy Code limits the extent to which property acquired by a debtor after the commence-ment of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by such debtor before the commencement of such case;

               (c)  we call to your attention that the
security interest of the Lender in proceeds is limited to the extent set forth in Section 9-306 of the New York UCC and to property of a type subject to the New York UCC;

               (d)  we call to your attention that the
security interest of the Lender may be subject to the rights of account debtors, claims and defenses of account debtors and the terms of agreements with account debtors;

               (e)  we express no opinion regarding the
security interest of the Lender in any of the Receivables
Collateral consisting of claims against any government or

The Persons listed on
Schedule I hereto
January 27, 1994
Page 11

governmental agency (including, without limitation, the United States of America or any state thereof or any agency or department of the United States of America or any state thereof); and

               (f)  in the case of any account or general
intangible which is itself secured by other property, we express no opinion with respect to the rights of the Lender in and to such underlying property.

          11. The Financing Statements are in appropri-ate form for filing in each of the Filing Offices under the New York UCC.

          12.  The security interest in favor of the
Company in the Accounts Property described in the Financ-ing Statements naming AnnTaylor as debtor (the "Article 9
Filing Property") will be perfected upon the filing of such Financing Statements in the respective Filing Offic-es, and no other security interest of any other transfer-ee of AnnTaylor is equal or prior to the security inter-est of the Company in such Article 9 Filing Property.

          13.  If the chief executive office of the
Company is located in the State of New York for the purposes of the New York UCC, the security interest in favor of the Lender in the Receivables Collateral de-scribed in the Financing Statements naming the Company as debtor (the "Article 9 Filing Collateral") will be per-fected upon the filing of such Financing Statements in the respective Filing Offices, and no other security interest of any other transferee from the Company is equal or prior to the security interest of the Lender in such Article 9 Filing Collateral.

          The opinions expressed in paragraphs 11, 12 and 13 are subject to the qualifications to opinion para-graphs 8, 9 and 10 set forth above and to the following qualifications:

          (a)  we have assumed based upon AnnTaylor's
Certificate that, for the purposes of the New York UCC,

The Persons listed on
Schedule I hereto
January 27, 1994
Page 12

the chief executive office of AnnTaylor as of the date of filing of the Financing Statements is located in New York
County in the State of New York;

          (b)  we have assumed based upon the Company's
Certificate that, for the purposes of the New York UCC, the chief executive office of the Company as of the date of filing of the Financing Statements is located either in New York County in the State of New York or in the State of Connecticut, and we express no opinion with respect to the perfection or priority of the security interest of the Lender in the Receivables Collateral to the extent that the chief executive office of the Company is located in the State of Connecticut;

          (c) we call to your attention that the perfec-tion and the effect of perfection and nonperfection of the security interest of the Company in the Article 9
Filing Property and the security interest of the Lender in the Article 9 Filing Collateral may be governed by laws other than those of the New York UCC to the extent that the chief executive office of either AnnTaylor or the Company respectively is or becomes located in a jurisdiction other than New York;

          (d)  we call to your attention that (i) the
perfection of the security interest of the Company as to the Article 9 Filing Property and the Lender as to the
Article 9 Filing Collateral will be terminated as to any such property acquired by AnnTaylor or the Company re-spectively more than four months after AnnTaylor or the Company respectively changes its name, identity, or corporate structure so as to make the applicable Financ-ing Statements seriously misleading unless new appropri-ate financing statements indicating the new name, identi-ty or corporate structure of AnnTaylor or the Company, as the case may be, are properly filed before the expiration of such four months, and (ii) the New York UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the filing of the original Financing State-ments or the filing of any continuation statements in

The Persons listed on
Schedule I hereto
January 27, 1994
Page 13

order to maintain the effectiveness of the original
Financing Statements;

          (e) we express no opinion with respect to any of the Accounts Property consisting of accounts or gener-al intangibles arising from or relating to the sale of farm products by a farmer, consumer goods in the hands of AnnTaylor, crops growing or to be gown, timber to be cut or minerals or the like (including oil and gas) or ac-counts subject to subsection 5 of Section 9-103 of the New York UCC;

          (f) we express no opinion with respect to any of the Receivables Collateral consisting of accounts or general intangibles arising from or relating to the sale of farm products by a farmer, consumer goods in the hands of the Company, crops growing or to be grown, timber to be cut or minerals or the like (including oil and gas) or accounts subject to subsection 5 of Section 9-103 of the New York UCC;

          (g) we express no opinion as to the priority of the security interest of the Company in the Article 9
Filing Property or the Lender in the Article 9 Filing
Collateral against: (i) any liens, claims or other interests that arise by operation of law and do not require any filing or possession in order to take priori-ty over security interests perfected through the filing of a financing statement; (ii) any lien, claim or encum-brance in favor of the United States of America or any state, or any agency or instrumentality of any of them or any other governmental entity (including, without limita-tion, federal tax liens, liens arising under the Employee
Retirement Income Security Act of 1974, as amended, or claims given priority pursuant to 31 U.S.C. Sec. 3713);
(iii) a lien creditor who attached or levied prior to the perfection of the security interest of the Company or the Lender, as the case may be; (iv) a lien creditor with respect to future advances to the extent set forth in
Section 9-301(4) of the New York UCC; (v) another secured creditor with respect to any future advances to the extent set forth in Section 9-312(7) of the New York UCC;

The Persons listed on
Schedule I hereto
January 27, 1994
Page 14

(vi) a security interest perfected under the laws of another jurisdiction to the extent that either AnnTaylor or the Company had its chief executive office in such jurisdiction within four months prior to the date of the perfection of the security interest of the Company or the Lender, as the case may be; (vii) a security interest perfected without filing any financing statement pursuant to Section 9-302(1) of the New York UCC; (viii) a secu-rity interest perfected by filing a financing statement naming AnnTaylor or the Company as debtor using a trade name, fictitious name or previous name; (ix) the holder of a perfected "purchase money security interest" as such term is defined in Section 9-107 of the New York UCC;
(x) another secured party with a perfected security interest in other property of AnnTaylor or the Company to the extent the Pool Receivables are proceeds of such other creditor's collateral; (xi) any person who has en-tered into a subordination or intercreditor agreement with the Company with respect to the Accounts Property or with the Lender with respect to the Receivables Collat-eral; (xii) any claim for wages, salary or other compen-sation; (xiii) a purchaser of accounts purchased as part of the sale of the business out of which they arose;
(xiv) an assignment of accounts for purposes of collec-tion only or a transfer of a single account; (xv) any claim arising out of tort or any surety who is subrogated to the rights of AnnTaylor or the Company, as the case may be; or (xvi) the security interest of a creditor who filed a financing statement based on a prior or incorrect location of the chief executive office of AnnTaylor or the Company to the extent such other financing statement would be effective under Section 9-401(2) or (3) of the New York UCC;

          (h)  we have assumed that (i) all financing
statements presented for filing prior to the effective date of the applicable search report in which each of AnnTaylor and the Company is named as debtor have been properly filed, indexed and recorded with the Secretary of State of the State of New York and are identified in the appropriate Search Report and (ii) no financing statements naming AnnTaylor or the Company as debtor were

The Persons listed on
Schedule I hereto
January 27, 1994
Page 15

filed with Secretary of State of the State of New York between the effective date of the Search Reports and the date of the filing of the applicable Financing Statements in such Filing Office; and we call to your attention that we did not review any search report with respect to any financing statements naming AnnTaylor or the Company as debtor filed with the City Register of New York County, New York; and

          (i)  we have assumed that the Bank of America
Release Statements will be filed on or prior to the date of the filing of the Financing Statements.

          14. No registration of AnnTaylor or the Compa-ny under the Investment Company Act of 1940, as amended, is required in connection with the initial assignment under the Purchase Agreement or the initial borrowing under the Receivables Financing Agreement, respectively.

          In rendering the foregoing opinions, we have assumed, with your consent, that:

               (a)  AnnTaylor has been incorporated in
     the State of Delaware and is validly existing and in good standing under the laws of all jurisdictions in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary;

               (b)  the execution, delivery and perfor-
     mance of each Credit Party's obligations under the Documents to which it is a party does not and will not conflict with, contravene, violate or constitute a default under (i) any lease, indenture, instrument or other agreement to which such Credit Party or its property is subject (other than the Applicable
     Contracts, as to which we make no such assumption),
     (ii) any rule, law or regulation to which such Credit Party is subject (other than Applicable Laws, as to which we make no such assumption), or (iii) any judicial or administrative order or decree of

The Persons listed on
Schedule I hereto
January 27, 1994
Page 16

     any governmental authority (other than Applicable
     Orders, as to which we make no such assumption); and

                    (c)  no authorization, consent or
     other approval of, notice to or filing with any court, governmental authority or regulatory body
     (other than Governmental Approvals, as to which we make no such assumption) is required to authorize or is required in connection with the execution, deliv-ery or performance by any Credit Party of any Docu-ment to which it is a party or the transactions contemplated thereby.

          Our opinions are also subject to the following assumptions and qualifications:

               (a)  we have assumed each of the Documents
     constitutes the legal, valid and binding obligation of each party to such Document (other than the Credit Parties) enforceable against such party in accordance with its terms; and

                    (b)  we express no opinion as to the
     effect on the opinions expressed herein of (i) the compliance or noncompliance of the Administrator, the Relationship Bank, the Collateral Agent, the
     Credit Bank, the Liquidity Bank, the Lock-Box Bank, the Lender or any other party (other than the Credit
     Parties) to the Documents with any state, federal or other laws or regulations applicable to them or (ii) the legal or regulatory status or the nature of the business of any such Person.

          This opinion is being furnished only to you and is solely for your benefit and is not to be used, quoted, relied upon or otherwise referred to by any other Person or for any other purpose without our prior written con-sent.

                              Very truly yours,

                        SCHEDULE I

             Clipper Receivables Corporation
                      P.O. Box 4024
               Boston, Massachusetts  02201

         State Street Boston Capital Corporation
                   225 Franklin Street
               Boston, Massachusetts  02110

              PNC Bank, National Association
               Fifth Avenue and Wood Street
             Pittsburgh, Pennsylvania  15265

             Standard & Poor's Ratings Group
                       25 Broadway
                New York, New York  10004

             Moody's Investors Service, Inc.
                     99 Church Street
                New York, New York  10007

                 Exhibit A to Opinion of
        Special Counsel to AnnTaylor Funding, Inc.
        ------------------------------------------

                  Officer's Certificate
                  ---------------------



          I, Jocelyn F.L. Barandiaran, am Corporate
Secretary of AnnTaylor Funding, Inc., a Delaware corpora-tion ("Funding"). I understand that pursuant to Section
5.01(h)(i) of that certain Receivables Financing Agree-ment, dated as of January 27, 1994 (the "Receivables Fi-nancing Agreement"), among Funding, AnnTaylor, Inc.
("AnnTaylor") as servicer, Clipper Receivables Corpora-tion, State Street Boston Capital Corporation and PNC
Bank, National Association, Skadden, Arps, Slate, Meagher
& Flom is rendering an opinion (the "Opinion"). Defined terms used herein but not otherwise defined shall have the meaning set forth in Appendix A to the Receivables
Financing Agreement.  I further understand that Skadden,
Arps, Slate, Meagher & Flom is relying on this certifi-cate and the statements made herein in rendering the Opinion.

          With regard to the foregoing, on behalf of Funding, I certify that:

          1. The chief executive office of Funding is located at either 142 West 57th Street, New York, New
York 10019 or 414 Chapel Street, New Haven, Connecticut
06511.

          2. Set forth on Schedule I hereto are all of the agreements and instruments (other than the Transac-tion Documents) to which Funding is a party which are material to the business or financial condition of Fund-ing.

          3. Set forth on Schedule II hereto are all of the orders, judgments and decrees of any governmental authority which are material to the business or property of Funding.

          4.   Funding holds no stock in any company.

          5.   Funding is engaged in the business set
forth in the Transaction Documents. The value of all securities owned by Funding does not exceed 10% of the value of Funding's total assets.

          6.   Funding does not directly or indirectly
own or operate facilities used for the generation, trans-mission or distribution of electric energy for sale or facilities used for the distribution at retail of natural or manufactured gas for heat, light or power and Funding does not own any interest in any company which owns or operates such facilities.

          7. Neither Funding nor any of its subsidiaries is a person providing railroad transportation for compen-sation (a "rail carrier") or a person controlled by or affiliated with a rail carrier or a person providing sleeping car transportation for compensation (a "sleeping car carrier") or a corporation organzied to provide transportation by rail carrier or sleeping car carrier.

          IN WITNESS WHEREOF, I have executed this cer-
tificate this      day of January 1994.
              ----



                    By:
                        --------------------------------------
                        Name: Jocelyn F.L. Barandiaran
                        Title: Corporate Secretary

                          Schedule I

                     Applicable Contracts
                     --------------------

                             None

                          Schedule II

                       Applicable Orders
                       -----------------

                             None

                 Exhibit B to Opinion of
            Special Counsel to AnnTaylor, Inc.
            ----------------------------------

                  Officer's Certificate
                  ---------------------



          I, Jocelyn F.L. Barandiaran, am Vice President,
General Counsel and Corporate Secretary of AnnTaylor,
Inc., a Delaware corporation ("AnnTaylor"). I understand that pursuant to (i) Section 5.01(h)(i) of that certain
Receivables Financing Agreement, dated as of January 27,
1994 (the "Receivables Financing Agreement"), among
AnnTaylor Funding, Inc. ("Funding"), AnnTaylor, as ser-vicer, Clipper Receivables Corporation, State Street
Boston Capital Corporation and PNC Bank, National Associ-ation and (ii) Section 4.1(h) of that certain Purchase and Sale Agreement, dated as of January 27, 1994 between Funding and AnnTaylor, Skadden, Arps, Slate, Meagher &
Flom is rendering an opinion (the "Opinion"). Defined terms used herein but not otherwise defined shall have the meaning set forth in Appendix A to the Receivables
Financing Agreement.  I further understand that Skadden,
Arps, Slate, Meagher & Flom is relying on this certifi-cate and the statements made herein in rendering the Opinion.

          With regard to the foregoing, on behalf of AnnTaylor, I certify that:

          1. The chief executive office of AnnTaylor is located at 142 West 57th Street, New York, New York
10019.

          2. Set forth on Schedule I hereto are all of the agreements and instruments (other than the Transac-tion Documents) to which AnnTaylor is a party which are material to the business or financial condition of AnnTaylor.

          3. Set forth on Schedule II hereto are all of the orders, judgments and decrees of any governmental authority which are material to the business or property of AnnTaylor.

          4.   AnnTaylor holds no stock in any company
other than the stock represented by the certificates set forth on Schedule III hereto; none of such stock is trad-ed on a national securities exchange.

          5.   AnnTaylor is primarily engaged in the
business described in Schedule IV. The value of all securities owned by AnnTaylor (excluding those referred to in paragraph 4 above) does not exceed 10% of the value of AnnTaylor's total assets.

          6. AnnTaylor does not directly or indirectly own or operate facilities used for the generation, trans-mission or distribution of electric energy for sale or facilities used for the distribution at retail of natural or manufactured gas for heat, light or power and AnnTaylor does not own any interest in any company which owns or operates such facilities.

          7. Neither AnnTaylor nor any of its subsid-iaries is a person providing railroad transportation for compensation (a "rail carrier") or a person controlled by or affiliated with a rail carrier or a person providing sleeping car transportation for compensation (a "sleeping car carrier") or a corporation organzied to provide transportation by rail carrier or sleeping car carrier.

          IN WITNESS WHEREOF, I have executed this cer-
tificate this      day of January 1994.
              ----



                    By:
                        --------------------------------------
                        Name: Jocelyn F.L. Barandiaran
                        Title: Vice President, General Counsel
                                 and Corporate Secretary

                          Schedule I

                     Applicable Contracts
                     --------------------

1. Indenture, dated as of July 15, 1989, between AnnTaylor and United States Trust Company of New York, as Trustee, together with the Certificate of Satisfaction and Dis-charge in favor of AnnTaylor as of July 29, 1993 by such Trustee.

2. Indenture, dated as of July 15, 1989, between AnnTaylor and State Street Bank and Trust Company of Connecticut, as successor trustee to The Connecticut Bank and Trust Company, National Association, as Trustee, together with the Certificate of Satisfaction and Discharge in favor of AnnTaylor as of July 29, 1993 by such Trustee.

3. Credit Agreement, dated as of June 28, 1993, among AnnTaylor, Bank of America, Bank of Montreal and the other financial institutions party thereto, as amended by Amendment No. 1 to Credit Agreement dated as August 10, 1993, Amendment No. 2 to Credit Agreement dated as Sep-tember 30, 1993, Amendment No. 3 to Credit Agreement dated as December 23, 1993, and Amendment No. 4 and Consent to Credit Agreement dated as January 24, 1994.

4. Security and Pledge Agreement, dated as of June 28, 1993, made by AnnTaylor in favor of Bank of America, as Agent, as modified by Amendment No. 4 and Consent to Credit
     Agreement dated as January 24, 1994.

5.   Trademark Assignment, dated as of June 28, 1993, made by
     AnnTaylor with Bank of America, as Agent.

6. Tax Sharing Agreement, dated as of July 12, 1989, between the Company and AnnTaylor Stores Corporation ("ATSC").

7. Agreement, dated as of July 13, 1993, among Cygne De-signs, Inc., Cygne Design F.E. Limited, CAT US Inc.,
     C.A.T. (Far East) Limited and AnnTaylor.

8. Stock Purchase Agreement, dated as of July 13, 1993, between Cleveland Investment Limited and AnnTaylor.

9.   Agreement, dated as of June 14, 1989, and the Trademark
     License Agreement, effective as of January 1, 1990, among
     Allied Stores Corporation, AnnTaylor and ATSC.

10. Indenture, dated as of June 15, 1993, between AnnTaylor and Fleet Bank, N.A., as Trustee.

11. Employment Agreement, effective as of February 3, 1992, between AnnTaylor, AnnTaylor Stores Corporation and Sally
     Frame Kasaks.

12. Lease, dated as of March 17, 1989, between Carven Associ-ates and AnnTaylor concerning the West 57th Street head-quarters, as amended by the First Amendment thereto dated as of November 14, 1990, the Second Amendment thereto dated as of February 28, 1993, the Third Amendment there-to dated as of June 24, 1993, and the letter agreement dated as of October 1, 1993.

13. Lease, dated December 1, 1985, between Hamilton Realty Co. and AnnTaylor (as successor in interest to ASC Stores III, Inc.) concerning the New Haven distribution center, as amended by the letter agreement dated March 22, 1993, and the letter agreement dated July 26, 1993.

14. Lease, dated June 12, 1986, between SMR 85-1 Limited Partnership and AnnTaylor (as successor in interest to ASC Stores III, Inc.) concerning the New Haven offices, as amended by the Amendment to Lease dated December 7, 1987 and the Second Amendment to Lease dated December 10, 1992.

                          Schedule II

                       Applicable Orders
                       -----------------

                             None

                           Schedule III

                        Stock Certificates
                        ------------------


Company                    Certificate Nos.           No. of Shares
- -------                    ----------------           -------------

AnnTaylor Travel, Inc.1          1                            1

CAT U.S. Inc.1                   1 and 11                  4,000

C.A.T. (Far East) Limited1       5 and 8                  60,000

AnnTaylor Funding, Inc.1         1                           100






























- --------------------
1 Pledged to Bank of America pursuant to the Security and Pledge Agreement, dated as of June 28, 1993.

                           Schedule IV

                     Description of Business
                     -----------------------


      AnnTaylor is primarily engaged in the business of the retail sale of women's apparel, shoes and accessories.

                                    EXHIBIT 5.01(h)(ii)





                              January 27, 1994


The Persons Listed
  on Schedule I Hereto


Dear Sirs and Madams:

          I am Vice President, General Counsel and Corpo-rate Secretary of AnnTaylor, Inc., a Delaware corporation
("AnnTaylor"). I am delivering this opinion in connec-tion with the preparation, execution and delivery of
(i) the Purchase and Sale Agreement dated as of January 27, 1994 (the "Purchase Agreement") between
AnnTaylor Funding, Inc., a Delaware corporation (the
"Company"), as purchaser and AnnTaylor, as seller,
(ii) the Receivables Financing Agreement, dated as of January 27, 1994 (the "Receivables Financing Agreement"), among the Company, Clipper Receivables Corporation (the
"Lender"), AnnTaylor, as Servicer, State Street Boston
Capital Corporation (the "Administrator"), and PNC Bank,
National Association (the "Relationship Bank"), and
(iii) certain other agreements, instruments and documents related to the Purchase Agreement and the Receivables Fi-nancing Agreement. This opinion is being delivered pursuant to Section 4.1(h) of the Purchase Agreement and
Section 5.01(h)(i) of the Receivables Financing Agree-ment. Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as set forth in Appendix A to the Receivables Financing Agree-ment.

          In this connection, I have examined and am familiar with originals or copies, certified or otherwise identified to my satisfaction, of (i) the Receivables
Financing Agreement; (ii) the Purchase Agreement;
(iii) the Certificate of Incorporation and Bylaws of AnnTaylor, as presently in effect; and (iv) resolutions of the Board of Directors of AnnTaylor relating to the Receivables Financing Agreement and the Purchase Agree-ment. I have also examined and am familiar with origi-nals or copies, certified or otherwise identified to my

January 27, 1994
Page 2

satisfaction, of such records of AnnTaylor and such agreements, certificates of public officials, certifi-cates of officers or representatives of AnnTaylor and others, and such other documents, certificates and corpo-rate or other records as I have deemed necessary or appropriate as a basis for the opinions set forth below.

          In my examination, I have assumed the genuiness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such copies. As to any facts material to this opinion which I did not independently establish or verify, I have relied upon certificates, statements and representations of officers and other representatives of AnnTaylor and others.

          I am admitted to the Bar of the State of New
York and express no opinion as to the laws of any juris-diction except the General Corporation Law of the State of Delaware and the laws of the United States of America to the extent specifically referred to herein.

          Based upon and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

             (i)  AnnTaylor is a corporation duly incor-
     porated, validly existing and in good standing under the laws of the State of Delaware.

            (ii)  AnnTaylor is duly qualified to transact
     business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts busi-ness of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on AnnTaylor.

January 27, 1994
Page 3


          This opinion is being furnished by me as Vice
President, General Counsel and Corporate Secretary of
AnnTaylor to you solely for your benefit, and is not to be used or relied upon by any other person without my express prior written consent.

                              Very truly yours,

                        SCHEDULE I


Clipper Receivables Corporation
P.O. Box 4024
Boston, Massachusetts  02101

State Street Boston Capital Corporation
225 Franklin Street
Boston, Massachusetts  02110

PNC Bank, National Association
Fifth Avenue and Wood Street
Pittsburgh, Pennsylvania  15265

Moody's Investors Service
99 Church Street
New York, New York 10007

Standard & Poors Corporation
26 Broadway, 15th Floor
New York, New York 10004

                                    EXHIBIT 5.01(h)(iii)



                              January 27, 1994



The Persons Listed on
Schedule I Hereto

          Re:  Purchase Agreement between AnnTaylor, Inc.
               and AnnTaylor Funding, Inc.
               ------------------------------------------

Ladies and Gentlemen:

          We have acted as special counsel to AnnTaylor, Inc., a Delaware corporation ("AnnTaylor"), and AnnTaylor
Funding, Inc., a Delaware corporation and wholly owned subsidiary of AnnTaylor ("Funding"), in connection with the transactions contemplated by (i) the Purchase and Sale Agreement, dated as of January 27, 1994 (the "Pur-chase Agreement"), between AnnTaylor, as seller, and Funding, as buyer, providing for the sale and contribu-tion by AnnTaylor to Funding of certain credit-card receivables originated by AnnTaylor (the "Pool Receiv-ables"); and (ii) the Receivables Financing Agreement, dated as of January 27, 1994 (the "Receivables Financing
Agreement"), among Funding, Clipper Receivables Corpora-tion (the "Lender"), AnnTaylor, as servicer (in such capacity, the "Servicer"), State Street Boston Capital
Corporation (the "Administrator") and PNC Bank, National
Association (the "Relationship Bank"). This opinion is being delivered pursuant to Section 5.01(h)(iii) of the Receivables Financing Agreement. Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as set forth in Appendix A to the Receivables Financing Agreement or in the Purchase Agree-ment.

               SUMMARY OF THE TRANSACTIONS

          The Pool Receivables consist of a portfolio of accounts receivable arising under unsecured, revolving, consumer credit-card accounts established with AnnTaylor for the purchase of merchandise by the Obligors from AnnTaylor. The Pool Receivables include both indebted-ness owing from Obligors under the credit-card accounts in connection with purchases from AnnTaylor and finance-

The Persons listed on
Schedule I hereto
January 27, 1994
Page 2

charge obligations relating thereto. The Purchase Agree-ment and the Receivables Financing Agreement provide for the transfer of the Pool Receivables from AnnTaylor to Funding, the appointment of AnnTaylor as servicer of the Pool Receivables and related matters (the "Transactions") described below.

          Pursuant to the Purchase Agreement, AnnTaylor will sell to Funding all Pool Receivables which will consist of all Receivables existing on the Initial Cut-
Off Date or created by it from the specified Initial Cut-
Off Date to and including the Purchase and Sale Termina-tion Date described therein and all Finance Charge Re-ceivables that relate to Principal Receivables created prior to the Purchase and Sale Termination Date. Funding will borrow funds from the Lender pursuant to the Receiv-ables Financing Agreement to fund, in part, the purchase of Pool Receivables, and Funding will grant to the Lender a security interest in the Pool Receivables to secure such loans.

          Pursuant to the Purchase Agreement, as consid-eration for the sale of the Pool Receivables, Funding will pay to AnnTaylor a Purchase Price equal to the aggregate Unpaid Balance of the Pool Receivables trans-ferred from time to time multiplied by the "Fair Market
Value Discount Factor" (as described in the Purchase
Agreement). The Fair Market Value Discount Factor is computed via a formula intended to discount the face value of the Pool Receivables by a factor that takes into consideration the time value of money based upon antici-pated dates of collection of the Pool Receivables, the risk of nonpayment, the cost of servicing and a reason-able profit. On the closing date of the Purchase Agree-ment, with respect to Pool Receivables that existed as of the close of business on the Initial Cut-Off Date or that were created thereafter but existed on the closing date, AnnTaylor will contribute certain of such Pool Receiv-ables to the capital of Funding, and Funding will pay the Purchase Price for the purchase of the remainder thereof by (i) the payment of cash borrowed from the Lender under the Receivables Financing Agreement and (ii) the issuance of a promissory note (the "Company Note") issued by Funding to AnnTaylor (which note will be subordinated to the promissory note issued by Funding on behalf of the

The Persons listed on
Schedule I hereto
January 27, 1994
Page 3

Lender). Thereafter, Funding will pay funds to AnnTaylor from Collections on Pool Receivables (after setting aside amounts needed by Funding to pay other costs and expens-
es) in payment or partial payment of the Purchase Price of Pool Receivables that arise after the closing date.
To the extent that it is determined on any monthly Set-tlement Date that Funding did not have funds available during the related Settlement Period to pay the Purchase
Price in cash with respect to Pool Receivables arising during such Settlement Period, either there will be an increase in the Company Note or AnnTaylor will make a capital contribution to Funding, which increase of the Company Note and capital contribution will in aggregate be in an amount equal to the difference between the Pur-chase Price with respect to Pool Receivables that arose during the related Settlement Period and the funds other-wise paid to AnnTaylor with respect thereto.

          AnnTaylor initially will be appointed as Servicer of the Pool Receivables pursuant to the Receiv-ables Financing Agreement. AnnTaylor may be removed only for cause upon specified Servicer Transfer Events, and the parties contemplate that AnnTaylor will remain the Servicer of the Pool Receivables.

                    OPINION REQUESTED

          You have requested our opinion as to whether,
in the event that AnnTaylor were to become a debtor under
the Bankruptcy Code, 11 U.S.C. Sec. 101 et seq. (the "Bank-
                                        -------
ruptcy Code"), the transfer of the Pool Receivables pursuant to the Purchase Agreement would be held to be a "sale" by AnnTaylor of the Pool Receivables transferred to Funding rather than the transfer of a security inter-est in connection with a borrowing made by AnnTaylor. In the event of a bankruptcy of AnnTaylor, if the transfers were held to be sales, Funding would own all of the Pool
Receivables transferred to it, and such Pool Receivables and the Collections and other proceeds in respect of such Pool Receivables would not be part of AnnTaylor's estate.

          Members of our Firm are admitted to the bar in the State of New York, and we do not express any opinion as to the laws of any other jurisdiction other than the laws of the United States of America to the extent re-

The Persons listed on
Schedule I hereto
January 27, 1994
Page 4

ferred to specifically herein.  Each of the Purchase
Agreement and the Receivables Financing Agreement pro-vides that it shall be governed in accordance with the laws of the State of New York, which we have analyzed as the governing law for the purpose of the opinion set forth herein.

                  FACTS AND ASSUMPTIONS

          In connection with rendering the opinion set forth below, we have examined and relied upon originals or copies of (i) the Purchase Agreement, (ii) the Receiv-ables Financing Agreement and (iii) such other documents relating to the Transactions as we have deemed necessary or advisable as a basis for such opinion.

          In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, certified or photostatic copies and the authenticity of the origi-nals of such latter documents. In making our examination of such documents, for purposes of this opinion we have assumed that all parties thereto had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, the execution and delivery by such parties of such documents, the validity and binding effect thereof and that such docu-ments are enforceable against such parties.

          We have made no independent investigation of the facts referred to herein and, with respect to such facts, have relied, for the purpose of rendering this opinion, exclusively on those facts provided to us by AnnTaylor and Funding as confirmed in certificates pro-vided to us by AnnTaylor and Funding attached hereto as Exhibit A certifying the facts and assumptions set forth below and in the preceding "Summary of the Transactions," which we assume are true, and on those facts contained in the Purchase Agreement, the Receivables Financing Agree-ment and such other documents relating to the Transac-tions as we deemed advisable, including the factual

The Persons listed on
Schedule I hereto
January 27, 1994
Page 5

representations and warranties contained therein as made by the respective parties thereto.

          It is our understanding that the relevant facts regarding the Transactions are as follows:

          1.   Purpose.  Recognizing, among other fac-
               -------
tors, the tax, accounting and legal consequences of the Transactions, AnnTaylor and Funding determined that, from a business viewpoint, the sale of the Pool Receivables by AnnTaylor to Funding is in the best interests of AnnTaylor and Funding. Further, this determination has been explicitly memorialized by appropriate resolutions adopted by the respective Boards of Directors of AnnTaylor and Funding.

          2.   Economics of the Transaction.  As indicat-
               ----------------------------
ed in paragraph 6 below, the parties intend that the transfer of the Pool Receivables pursuant to the Purchase
Agreement constitutes a sale thereof. We understand that the economics of the Transactions reflect the intent of AnnTaylor and Funding that the transfer of the Pool Re-ceivables be considered a sale of the Pool Receivables by AnnTaylor to Funding rather than loans secured by the Pool Receivables. Specifically, the Purchase Price pay-able by Funding to AnnTaylor for the Pool Receivables is intended to be consistent with the terms of such a sale made at arm's length to a third party. In addition, if the Purchase Agreement evidenced secured loans to AnnTaylor, then such secured loans, rather than interests in the Pool Receivables owned by Funding, would be con-veyed as security by Funding to the Lender. We under-stand that the terms of the Receivables Financing Agree-ment reflect a loan by the Lender to Funding secured by interests in Pool Receivables owned by Funding, and that the terms would not be as favorable to Funding if the Lender were granted a security interest in secured loans made by Funding to AnnTaylor.

          3.   Complete, Irrevocable Transfer.  Except as
               ------------------------------
described below with respect to permitted modifications to a Contract or a Pool Receivable that may be agreed to by AnnTaylor in its capacity as Servicer, AnnTaylor relinquishes all control and title over the Pool Receiv-ables upon the transfer of each Pool Receivable under the

The Persons listed on
Schedule I hereto
January 27, 1994
Page 6

Purchase Agreement. It should be noted that the Servicer is granted such rights with respect to the Pool Receiv-ables as are necessary to allow it to fulfill its obliga-tion to Funding and the Lender to collect the payments on the Pool Receivables and to otherwise fulfill its obliga-tions as Servicer.

          In conjunction with its normal servicing activ-ities, the Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of or defer interest payments or finance charges with respect to any Pool Receivable or adjust the Unpaid Balance of any Pool
Receivable as the Servicer may determine to be appro-priate to maximize collections thereof. It is our under-standing that such an ability on the part of the Servicer is consistent with the delegation to a third party for consideration of the day-to-day administration of assets that are not owned by such third party. The Servicer will be compensated for these servicing activities by payment of the Servicer's Fee which we understand repre-sents a fair market value servicing fee.

          Except for AnnTaylor's obligation in certain circumstances (such as returned goods or disputed charg-es) and upon breaches of certain representations or war-ranties under the Purchase Agreement to repurchase the subject Pool Receivables, as described in paragraph 18 below, the sale of each Pool Receivable by AnnTaylor is irrevocable.

          4.   No Obligation Due from AnnTaylor to Fund-
               -----------------------------------------
ing as a Result of the Transactions.  Except as set forth
- -----------------------------------
in paragraphs 18 and 19 below, AnnTaylor is not indebted to Funding at the time of or as a result of the Transac-tions and AnnTaylor does not have an obligation to pay any amount to Funding or, in respect of any indebtedness of Funding, to any other creditor of Funding.

          5.   No Right to Surplus.  AnnTaylor does not
               -------------------
have the right to receive any proceeds allocable to any Pool Receivable, even if Funding should receive more than the Purchase Price payable to AnnTaylor from Collections or other recoveries on the Pool Receivables.

The Persons listed on
Schedule I hereto
January 27, 1994
Page 7

          6.   Intent/Nomenclature.  The Purchase Agree-
               -------------------
ment recites that "in consideration of the Purchase
Price . . . AnnTaylor agrees to sell, assign and trans-
fer, and does hereby sell, assign and transfer to [Fund-
ing], and [Funding] agrees to purchase, and does hereby
purchase, from AnnTaylor, all of AnnTaylor's right, title
and interest in and to:  (a) each Receivable . . . ."
The language used reflects the intention of the respec-tive parties that the transfers of such Pool Receivables be sales.

          7.   Notice to Creditors and Potential Bona
               --------------------------------------
Fide Purchasers.  At the time of the closing under the
- ---------------
Purchase Agreement, AnnTaylor will report on its finan-cial records the transfer of the Pool Receivables made by it as a sale under generally accepted accounting princi-ples ("GAP"). Such GAP financial statements, to the extent prepared on a consolidated basis for AnnTaylor and its consolidated subsidiaries, will be appropriately footnoted or will otherwise disclose that the Pool Re-ceivables have been sold to Funding and that a security interest in such Pool Receivable has been transferred to the Lender. For purposes of GAP, the financial records of Funding will report the Transactions as the purchase of all Pool Receivables from AnnTaylor and the transfer of a security interest therein to the Lender. The com-puter records storing essential information on the Pool
Receivables and similar assets of AnnTaylor will be appropriately coded to reflect the sale of the Pool Re-ceivables to Funding and the grant of a security interest by Funding to the Lender. We are informed that creditors of AnnTaylor and Funding rely substantially upon their respective books, records, tapes and appropriate filings of financing statements in making credit decisions. We are further informed that purchasers of Pool Receivables and similar assets rely on information generated from the computer records.

          In addition, it is our understanding that if a third party, including a potential purchaser of the Pool
Receivables, inquires, AnnTaylor will promptly indicate that the Pool Receivables have been sold to Funding and that a security interest therein has been transferred by Funding to the Lender, and AnnTaylor will not claim any ownership interest in the Pool Receivables.

The Persons listed on
Schedule I hereto
January 27, 1994
Page 8

          8.   No Postsale Adjustment.  No provision
               ----------------------
exists in the Purchase Agreement (except with respect to Pool Receivables that are subject to a reduction or can-cellation of the Unpaid Balance by reason of credit adjustments or other dilution and Pool Receivables with respect to which the eligibility criteria are not met or a representation or warranty by AnnTaylor as seller has been violated) for any modification after the date on which a given Pool Receivable is transferred of the amount of the consideration delivered to AnnTaylor by Funding in exchange for such Pool Receivable, and we assume that no such modifications will be made.

          9.   Payment Risk.  The amount and timing of
               ------------
payments made to Funding (or to the Servicer on behalf of Funding and the Lender) from the Obligors on the Pool Re-ceivables cannot be directly controlled by AnnTaylor.
Funding (and the Lender as the principal creditor of Funding upon maturity of its loans), and not AnnTaylor, will bear the risk of a slower or faster rate of payment on the Pool Receivables than anticipated at the time of the transfer of the Pool Receivables. Although slower or faster payment on the Pool Receivables may affect timing on the payment of the Company Note issued by Funding to AnnTaylor, the Company Note will have a market interest rate to compensate AnnTaylor with respect to the out-standing principal amount thereof.

          10.  No Recourse for Defaults.  AnnTaylor has
               ------------------------
not guaranteed to Funding (or to any assignee, including the Lender) the payment of any Pool Receivable.
AnnTaylor is not obligated to repurchase from Funding any Pool Receivable in default, unless any such default is attributable to a breach of its representations and warranties with respect to such Pool Receivable under the Purchase Agreement. If the losses on the Pool Receiv-ables exceed the risk of loss factor reflected in the Fair Market Value Discount Factor at the time such Pool
Receivables were first transferred, such losses will be absorbed by Funding (and the Lender as the principal creditor of Funding upon maturity of its loans). Al-though losses may affect the ability of Funding to pay its creditors, which would include its obligations to AnnTaylor under the Company Note, the initial size of the Company Note is viewed by AnnTaylor to be a reasonable

The Persons listed on
Schedule I hereto
January 27, 1994
Page 9

amount relative to the initial capitalization of Funding, and increases in the Company Note (other than capitalized interest) will not exceed the incremental dollar amount of fluctuations in the aggregate balance of Pool Receiv-ables.

          11.  No Call or Put Feature.  Because
               ----------------------
AnnTaylor, whether in its capacity as Servicer or as seller under the Purchase Agreement, is not entitled to repurchase the Pool Receivables transferred by it, AnnTaylor cannot cause an early payment of the Pool
Receivables.

          Similarly, because Funding cannot require
AnnTaylor to repurchase Pool Receivables, other than in connection with credit adjustments or other dilution, failure to meet specified eligibility criteria (measured at the time any such Pool Receivable was transferred) or the breach by AnnTaylor of representations and warranties as described in paragraph 18 below, Funding cannot cause an early payment of the Pool Receivables. When the loans from the Lender to Funding have matured or are accelerat-ed, Funding will have to either refinance the Pool Re-ceivables or extend the time of payment to the Lender while the Pool Receivables collect. Neither the Lender nor Funding has the ability to cause AnnTaylor to repur-chase the Pool Receivables at such time.

          12.  No Intent to Evade Public Policy, etc.  We
               --------------------------------------
understand that AnnTaylor has a valid business reason for the sale of the Pool Receivables. We have no reason to believe that such sale is made with any intent to hinder, delay or defraud any entity to which AnnTaylor is or will become indebted on or after the date of transfer. We have no reason to believe that AnnTaylor is insolvent or that the sale of the Pool Receivables will render
AnnTaylor insolvent on the date of the transfer or as a result of the transfer; we have been informed that AnnTaylor is not engaged in business or about to engage in business for which the assets remaining with it after the sale of the Pool Receivables will be an unreasonably small amount of capital; and we understand that AnnTaylor does not intend to incur or believe that it will incur debts beyond its ability to pay as such debts mature. We have no reason to believe that the consideration received

The Persons listed on
Schedule I hereto
January 27, 1994
Page 10

by AnnTaylor upon the sale of the Pool Receivables to Funding will not constitute, in each case, reasonably equivalent value and fair consideration for the property sold, consistent with terms that would be arrived at on an arm's-length basis. We have no reason to believe that the sale of the Pool Receivables by AnnTaylor is done with any intent to evade any applicable laws or public policy.

          13.  Yield Considerations.  While the discount
               --------------------
at which Funding purchases Pool Receivables from AnnTaylor is intended, among other things, to provide a yield on the purchase price paid reflective of a reason-able profit and the time that will elapse until purchased
Pool Receivables are collected, AnnTaylor does not guar-antee or otherwise pay to Funding a specified yield if the collection time differs from that anticipated at the time a particular Pool Receivable is transferred. Simi-larly, AnnTaylor does not guarantee a specified yield to Funding (or any assignee, including the Lender).

          14.  Collections/Deposits to Accounts.  The
               --------------------------------
Servicer will follow such collection procedures as it has customarily followed with respect to receivables it services for its own account comparable to the Pool Re-ceivables. In accordance with the requirements of the Receivables Financing Agreement and the Purchase Agree-ment, all Obligors will be directed to remit Collections to the Lock-Box Accounts. The Lock-Box Accounts are segregated bank accounts in the name of Funding and the Administrator as secured party and are not commingled with the general funds of AnnTaylor. AnnTaylor has no right to utilize monies received on Pool Receivables for its own purposes until such funds have been paid to it as part of the Purchase Price for Pool Receivables. If it is determined on any Settlement Date that AnnTaylor has received funds from Collections during the related Set-tlement Period in excess of the Purchase Price with respect to Pool Receivables that were generated during such Settlement Period, AnnTaylor must reduce the amount of the Company Note or otherwise refund to Funding the excess amount.

The Persons listed on
Schedule I hereto
January 27, 1994
Page 11

          15.  Servicing.
               ---------

               (a)  Choice of Initial Servicer.  We
                    --------------------------
understand that AnnTaylor originated the Pool Receivables in the ordinary course of business. We understand that AnnTaylor is fully familiar with servicing such Pool
Receivables and has the administrative and other staff and agents necessary to service such Pool Receivables.
In addition, we have been informed that receivables such as the Pool Receivables are structured to be serviced by servicers such as AnnTaylor. We further understand that physical possession of the documents associated with the Pool Receivables facilitates servicing of the Pool Re-ceivables. We have also been informed that, based on these factors, other entities could not comparably ser-vice the Pool Receivables as efficiently as AnnTaylor or for a lesser cost than that to be paid to AnnTaylor as the Servicer's Fee. We have been informed that servicing the Pool Receivables by any entity other than AnnTaylor could result in a diminution in the value of the Pool
Receivables, and that it is thus in Funding's and the Lender's best interest that so long as AnnTaylor is in compliance with its obligations under the Receivables
Financing Agreement, AnnTaylor service the Pool Receiv-ables. AnnTaylor has agreed to service the Pool Receiv-ables as agent on behalf of Funding, the Lender and the Administrator, subject to its right to delegate certain responsibilities to subservicers. We assume that AnnTaylor will discharge properly its fiduciary duty as Servicer with respect to servicing, administering and collecting the Pool Receivables.

               (b)  Duties.  AnnTaylor's duties as
                    ------
Servicer under the Receivables Financing Agreement are customary for a servicer of credit-card receivables, interests in which are transferred as security to a third-party investor that has provided funding to the buyer for the purchase of such receivables.

               (c)  Collection Fees and Expenses.  The
                    ----------------------------
Servicer will receive the Servicer's Fee as its primary compensation for servicing, administering and collecting the Pool Receivables. The Servicer's Fee will compensate
AnnTaylor for performing the functions of a servicer, administrator and collector of credit-card receivables as

The Persons listed on
Schedule I hereto
January 27, 1994
Page 12

an agent for Funding, the Lender and the Administrator, including billing, collecting and posting all payments, responding to inquiries of Obligors and investigating delinquencies. The Servicer's Fee will also compensate
AnnTaylor for its services as the administrator of the Pool Receivables, including accounting for Collections and the furnishing on a monthly basis of the Information
Package to the Administrator and the Relationship Bank.
Such fee will also reimburse AnnTaylor for certain taxes, accounting fees, data-processing costs and other costs associated with administering the Pool Receivables.
AnnTaylor would not receive any prescribed servicer fee if AnnTaylor were terminated as Servicer except with respect to amounts payable in respect of the activities of AnnTaylor as Servicer prior to its termination as Servicer. Any successor servicer assuming AnnTaylor's obligations would be entitled to at least the same servicer fees in respect of its activities as servicer.

               (d)  Replacement of the Servicer.  Upon
                    ---------------------------
any Servicer Transfer Event, the Administrator or the Relationship Bank may terminate AnnTaylor as Servicer.

               (e)  Normal Servicer Arrangement.  We
                    ---------------------------
understand that the servicer arrangements set forth above were arrived at as a result of arm's-length negotiations and that they are typical of servicer arrangements made for servicing, administering and collecting assets such as the Pool Receivables.

               (f)  Reflection of Sale on Books and Re-
                    -----------------------------------
cords.  We understand that AnnTaylor utilizes a computer
- -----
system to maintain information regarding the credit-card receivables that it owns or services, including informa-tion with respect to the legal ownership of such credit-card receivables. We understand and assume that Funding and others with an interest in credit-card receivables in AnnTaylor's possession place principal reliance on the computer-based records for information respecting the ownership and status of the credit-card receivables.
AnnTaylor will maintain its computer records so that, from and after the closing, its summary master control data processing records that refer to the Pool Receiv-ables will indicate clearly that such Pool Receivables have been sold to Funding and that security interests in

The Persons listed on
Schedule I hereto
January 27, 1994
Page 13

such Pool Receivables have been subsequently transferred by Funding to the Lender. If at any time AnnTaylor proposes to sell, grant a security interest in or other-wise transfer any interest in credit-card receivables, AnnTaylor will give to such prospective purchaser, lender or other transferee computer tapes, records or printouts that, if they refer to the Pool Receivables, clearly reflect that the Pool Receivables have been sold and are held by Funding and that a security interest therein is held by the Lender. We assume that the creditors of AnnTaylor rely substantially upon computer records and appropriate searches reflecting the filings of financing statements in making credit decisions.

               (g)  Posting of Payments.  We understand
                    -------------------
that the Servicer posts payments received on Pool Receiv-ables to the particular Obligor's account on or about the date of receipt. Consequently, on any given day, the total amount owed on a particular Pool Receivable may be determined from the computer records of the Servicer or its subservicers, if any.

          16.  Additional Notice of Sale.  UCC-1 financ-
               -------------------------
ing statements satisfying the requirements of the appli-cable Uniform Commercial Codes will be filed, which will reflect that the Pool Receivables have been sold by AnnTaylor to Funding and that Funding has transferred a security interest therein to the Lender.

          17.  Accounting and Tax Treatment.  Although
               ----------------------------
AnnTaylor prepares consolidated financial statements and tax returns that include Funding, the transfer from AnnTaylor to Funding will be treated by AnnTaylor and Funding as a sale for both tax and accounting purposes, as applicable.

          18.  Breach of Warranties.  In the Purchase
               --------------------
Agreement, there are specified eligibility criteria with respect to the Pool Receivables and AnnTaylor makes representations and warranties with respect to the Pool
Receivables, upon which Funding relies in purchasing the Pool Receivables and upon which the Lender relies in loaning funds to Funding secured by the Pool Receivables.
Such eligibility criteria and representations and warran-ties include, among other things, information relating to

The Persons listed on
Schedule I hereto
January 27, 1994
Page 14

the characteristics of the Pool Receivables, that the Pool Receivables comply with law, that the Pool Receiv-ables are not subject to liens and other representations and warranties customary for transactions of this type.

          If an officer of AnnTaylor obtains knowledge or receives notice from Funding or the Administrator that the eligibility criteria with respect to a Pool Receiv-able has not been met or that there is a breach of any of the representation or warranty with respect to a Pool
Receivable, AnnTaylor is required to pay the Unpaid
Balance thereof to Funding and Funding will thereupon reconvey such Pool Receivable to AnnTaylor. The obliga-tion to make payments with respect to noncompliance of the eligibility criteria or breaches of representations and warranties by AnnTaylor arises only if any such eligibility standard or representation or warranty was untrue at the time of transfer of the applicable Pool
Receivable or based upon any action or inaction by AnnTaylor, and not as a result of any subsequent decline in value of such Pool Receivable. Moreover, the eligi-bility criteria and the representations and warranties contained in the Purchase Agreement reflect practical limitations on the ability of any prospective purchaser of the Pool Receivables to review fully every Pool Re-ceivable prior to purchase of the Pool Receivables, and AnnTaylor's superior knowledge of, and access to, facts concerning such Pool Receivables. These eligibility criteria and representations and warranties do not confer any additional rights on a purchaser or impose any added burden on a seller beyond those applicable under general contract law, as well as by analogy under Section 2-608 of the Uniform Commercial Code, in the rescission of a sale of nonconforming property.

          19.  Dilution.  As used herein, "Dilution" re-
               --------
fers to reductions in the Unpaid Balances of Pool Receiv-ables attributable to factors such as defective, rejected or returned merchandise by Obligors, other adjustments in amounts owed by Obligors, exercises of setoffs by Obligors, allowance to Obligors of cash discounts and similar items that result in reductions to the Unpaid
Balance of the Pool Receivables. AnnTaylor is respon-sible to Funding for Dilution to Pool Receivables sold by it to Funding. If due to Dilution AnnTaylor pays to

The Persons listed on
Schedule I hereto
January 27, 1994
Page 15

Funding the Unpaid Balance of any Pool Receivable, Fund-ing will reconvey such Pool Receivable to AnnTaylor.

          Although AnnTaylor will be responsible for the payment of Dilutions affecting Pool Receivables sold by it, such obligation should not be viewed as recourse to AnnTaylor and is not inconsistent with the character-ization of the related transfer as a sale. Risk of asset
"deterioration" due to Dilutions should not be viewed as a fundamental attribute of ownership of the Pool Receiv-ables, which should properly be transferred to a purport-ed buyer of the Pool Receivables in a true sale. This is because Dilutions, unlike extraordinary credit losses due to Obligor defaults, are essentially entirely within the control of the seller of the Pool Receivables. Dilutions arise due to the reality that although an Obligor's payment obligation may have been sold, the related seller is the party that maintains an ongoing business relation-ship with such customer. Therefore, if the seller, as part of its normal business activities with its custom-ers, accepts returns of merchandise, adjusts account balances, provides discounts as sales or marketing incen-tives or otherwise creates Dilutions, a buyer of the related Pool Receivables should not be required to accept the risk that its purchased assets will disappear due to such activities by the seller. On the other hand, the Transactions (as well as comparable securitized transac-tions) recognize that it is necessary to allow the seller of the Pool Receivables to engage in the activities that may give rise to Dilutions. Therefore, we understand that virtually all securitized sales of credit-card re-ceivables (as well as trade receivables and other types of receivables that are subject to Dilutions) have been structured to provide, in one form or another, for a full charge-back to the seller for purchased receivables balances that disappear due to Dilutions created by the seller. The existence of such provisions in the Purchase
Agreement should not be viewed as inconsistent with sale characterization.

          20.  No Other Agreements.  There is not and
               -------------------
will not be any other agreement between AnnTaylor, Fund-ing and the Lender or any of them that supplements or otherwise modifies the agreements of AnnTaylor, Funding and the Lender as expressed in the Purchase Agreement,

The Persons listed on
Schedule I hereto
January 27, 1994
Page 16

the Receivables Financing Agreement and the agreements delivered on or prior to the closing date pursuant there-to and specifically referred to therein.

          21.  Terms of Documentation.  To the extent
               ----------------------
that the terms of the documentation take into consider-
ation the credit of AnnTaylor, it is the intent of the
parties that, because the Transactions are intended to be
a sale of the Pool Receivables and not a loan secured by
Pool Receivables, the credit of AnnTaylor is only rele-
vant to the extent of its obligations as seller with
respect to Dilutions and with respect to Pool Receivables
for which there has been a breach of a representation or
warranty and to the extent of its servicing responsibili-
ties.
          22.  Governing Law.  Each of the Purchase
               -------------
Agreement and the Receivables Financing Agreement pro-vides that it is to be construed in accordance with the laws of the State of New York and that the obligations, rights and remedies of the parties thereto shall be determined in accordance with such laws.

          23.  Notification to Obligors.  The Obligors
               ------------------------
will not be notified of the sale of Pool Receivables by AnnTaylor to Funding unless the Administrator exercises its right upon an Event of Default under the Receivables
Financing Agreement. We have been advised that there are valid business reasons for not notifying the Obligors of the sale of the Pool Receivables, including that such notification could confuse some Obligors and could lead to defaults and to increased administrative burdens in servicing the Pool Receivables.

                         OPINION

          Based upon the foregoing facts and on such investigation of the law as we have deemed pertinent, it is our opinion that under present law:

                    (i)  the transfer of Pool Re-
     ceivables under the Purchase Agreement, when all relevant factors are considered as a whole, constitutes the sale of the Pool Receivables from AnnTaylor to Funding; and

The Persons listed on
Schedule I hereto
January 27, 1994
Page 17

                    (ii)  in the event that
     AnnTaylor were to become a debtor under the Bankruptcy Code, the transfer of Pool Receiv-ables under the Purchase Agreement would not, after full consideration of all relevant fac-tors, be properly characterized as a pledge of the Pool Receivables to secure a borrowing by AnnTaylor from Funding, and accordingly, the Pool Receivables and the proceeds thereof would not be part of the estate of AnnTaylor under
     Section 541 of the Bankruptcy Code in such event, and consequently Section 362 of the Bankruptcy Code would not be applicable to the Pool Receivables and the proceeds thereof.

          In expressing the opinions expressed in para-graphs (i) and (ii) above, we wish to note that, while we believe the opinions are supported by a sound analysis of the Transactions, there is no reported controlling judi-cial precedent directly on point. We therefore examined decisions in which certain of the facts and circumstances of the Transactions were present as well as cases dis-cussing more generally whether the transfer of an asset was a transfer of ownership or a transfer of a limited interest for the purpose of security. Moreover, the sources we have examined contain certain cases and au-thorities that are arguably inconsistent with the conclu-sions expressed in our opinion. These cases and authori-ties are, however, in our opinion distinguishable in the context of the Transactions.

          While we believe that courts ultimately look to the parties' true intention (as objectively demonstrat-ed), the legal structure and characteristics of the transaction and the economic substance of the transaction to determine whether a transaction constitutes a sale, judicial analysis has typically proceeded on a case-by-case basis. A court's determination is usually made on the basis of an analysis of the facts and circumstances of the particular case, rather than as a result of the application of consistently applied legal doctrines.
Existing reported decisional authority is thus not con-clusive as to the relative weight to be accorded to the factors present in the Transactions and does not provide consistently applied general principles or guidelines

The Persons listed on
Schedule I hereto
January 27, 1994
Page 18

with which to analyze all of the factors present in the Transactions. There are also facts and circumstances present in the Transactions that we believe to be rele-vant to our conclusion but that, because of the particu-lar facts at issue in the reported cases, are not gener-ally discussed in the reported cases as being material factors.

          We also note that the holding of one recent
case poses some risk that AnnTaylor would be deemed to
retain an interest in the Pool Receivables that would
constitute property of AnnTaylor's bankruptcy estate
under Section 541 of the Bankruptcy Code in the event of
AnnTaylor's bankruptcy, even though the transfer of the
Pool Receivables to Funding has the indicia of a true
sale.  In Octagon Gas Systems, Inc. v. Rimmer, 995 F.2d
          -----------------------------------
948 (10th Cir. 1993), cert. denied, ___ U.S. ___, 114 S.
                      ------------
Ct. 554 (1993), the United States Court of Appeals for
the Tenth Circuit held that the assignment of a royalty
interest in proceeds of natural gas constituted the grant
of a security interest in an account because under Arti-
cle 9 of the Uniform Commercial Code ("Article 9") the
grant of a security interest in accounts and the sale of
accounts are both treated as "security interests" as that
term is defined in the Uniform Commercial Code.  Id. at
                                                 ---
955 (citing U.C.C. Sec. 9-102(1)(b), 1-201(37) and 9-
105(1)).  Thus, based on its reading of Article 9, the
Octagon Gas court concluded that the debtor retained an
- -----------
interest in an account sold by the debtor prior to bank-ruptcy, which interest constituted property of the debtor's bankruptcy estate.

          We believe that the Octagon Gas decision is
                              -----------
wrong to the extent it implies that the applicability of
the provisions of Article 9 should be used to determine
the ownership of accounts or chattel paper.  The Octagon
                                                 -------
Gas case fails to recognize that Article 9 treats the
- ---
sale of accounts and chattel paper as secured transac-
tions solely for the purpose of applying Article 9's
rules relating to attachment, perfection and priority and
should not be construed as precluding true sales of
accounts or chattel paper.  See Peter F. Coogan, et al.,
                            ---
Secured Transactions under the Uniform Commercial Code Sec.
- ------------------------------------------------------
28.03[2], at 28-15 (Matthew Bender 1993) (stating that
Article 9 is "designed to integrate [the] sale of chattel

The Persons listed on
Schedule I hereto
January 27, 1994
Page 19

paper into the Article 9 scheme insofar as the rules
dealing with attachment, perfection, and priority are concerned"). Article 9 does not abolish the distinction between sales of and liens on accounts for all purposes.
See U.C.C. Sec. 9-502(2).  For example, the Official Comment
- ---
to U.C.C. Sec. 9-502 recognizes that there may be a true sale of accounts or chattel paper even if recourse ex-
ists.  In addition, the Octagon Gas decision does not ad-
                        -----------
dress other provisions of Article 9, such as Section 9-504(2), that clearly maintain the distinction between a secured loan and a true sale with respect to accounts and chattel paper. The Octagon Gas decision also appears to
                    -----------
conflict with other cases, such as Major's Furniture Mart
                                   ----------------------
v. Castle Credit Corp., 602 F.2d 538 (3d Cir. 1979), and
- ----------------------
In re Contractor's Equipment Supply Co. v. Dewhirst, 861
- ---------------------------------------------------
F.2d 241 (9th Cir. 1988).

          If it were asserted that the beneficial inter-est in the Pool Receivables was part of AnnTaylor's estate in the event that AnnTaylor were to become a debtor under the Bankruptcy Code, we express no opinion as to how long Funding would be denied possession of the Pool Receivables or proceeds in respect thereof in AnnTaylor's possession before such an assertion is final-ly decided on appeal or other review in any bankruptcy case. We also express no opinion as to whether, in the event it were asserted that the beneficial interest in the Pool Receivables and the proceeds in respect thereof were part of AnnTaylor's estate in the event AnnTaylor were a debtor under the Bankruptcy Code, a court would permit AnnTaylor to use any proceeds relating to the Pool
Receivables in AnnTaylor's possession without Funding's consent, either before deciding the issue or pending a final decision on the merits were a prior decision to be the subject of an appeal.

          We also express no opinion as to the availabil-ity or effect of a preliminary injunction, temporary restraining order or other such temporary relief pending a decision on the merits, or as to the availability of the remedy of specific performance or other equitable remedies to Persons seeking enforcement of their rights under the Purchase Agreement.

The Persons listed on
Schedule I hereto
January 27, 1994
Page 20

          To the extent that proceeds of the Pool Receiv-ables are in the possession of AnnTaylor at such time as AnnTaylor becomes a debtor under the Bankruptcy Code, the rights of Funding to obtain such proceeds, or the prior-ity of a claim to such proceeds as against creditors or a trustee of AnnTaylor, are subject to Section 9-306 of the applicable Uniform Commercial Code and the provisions of the Bankruptcy Code, including without limitation Section
362 thereof, and we express no opinion herein as to such rights or priority. We note that under the terms of the Receivables Financing Agreement and the Purchase Agree-ment, Collections on the Pool Receivables are required to be directed to a segregated lock-box account maintained in the name of Funding, and that the Lender has the right under specified conditions to gain control of such lock-box account.

          This opinion is expressly subject to there being no material change in the statutory or decisional law, and there being no additional facts of which we are not aware that would materially affect the validity of the assumptions set forth herein (and we are not aware of any such additional material facts).

          This opinion is being furnished to you solely for your benefit. This opinion is not to be used, quot-ed, relied upon or otherwise referred to for any other purpose without our prior written permission.

                         Very truly yours,

                                                Exhibit A
                                                ---------

                  OFFICER'S CERTIFICATE
                 AnnTaylor Funding, Inc.

          The undersigned, Bert A. Tieben, hereby certi-fies as follows:

          1. He is the duly elected Vice President of AnnTaylor Funding, Inc. ("Funding"), and is authorized to execute and deliver this Certificate on behalf of Fund-ing.

          2. This Certificate is executed and delivered knowing that it will be relied upon by Skadden, Arps, Slate, Meagher & Flom (the "Law Firm") in connection with a legal opinion (the "Opinion") to be delivered on the date hereof by the Law Firm to the persons listed on
Schedule I to the Opinion, which Opinion addresses cer-tain "true sale" issues.

          3.   The undersigned is familiar with the
transactions and other factual matters described in the Opinion, and has made such investigations and inquiries, including, without limitation, of personnel and employees of Funding having familiarity with such transactions and factual matters, as may be necessary to enable the under-signed to execute and deliver this Certificate.

          4. The undersigned has reviewed the Opinion and, with respect to the factual assumptions set forth under "Assumptions of Fact" preceding the discussion in the Opinion, hereby certifies that (i) each factual statement contained therein relating to Funding is, to the best of his knowledge after due inquiry, true and correct and does not fail to state a material fact the omission of which makes the statement as it appears incomplete or misleading, (ii) with respect to factual statements contained therein which relate to parties to the transactions discussed other than Funding, while the undersigned expressly disclaims any certification hereby as to the truth, correctness or completeness of such other statements, based on the undersigned's participa-tion in the subject transactions, the undersigned does not have actual knowledge that the statements contained therein relating to parties other than Funding are un-true, incorrect or incomplete so as to be misleading.

          IN WITNESS WHEREOF, the undersigned has execut-ed this Certificate as of the ____ day of January 1994.

                              AnnTaylor Funding, Inc.


                              -------------------------
                              Name:  Bert A. Tieben
                              Title: Vice President

                                                Exhibit B
                                                ---------

                  OFFICER'S CERTIFICATE
                     AnnTaylor, Inc.

          The undersigned, Bert A. Tieben, hereby certi-fies as follows:

          1. He is the duly elected Senior Vice Presi-dent of AnnTaylor, Inc. ("AnnTaylor"), and is authorized to execute and deliver this Certificate on behalf of AnnTaylor.

          2. This Certificate is executed and delivered knowing that it will be relied upon by Skadden, Arps, Slate, Meagher & Flom (the "Law Firm") in connection with a legal opinion (the "Opinion") to be delivered on the date hereof by the Law Firm to the persons listed on
Schedule I to the Opinion, which Opinion addresses cer-tain "true sale" issues.

          3.   The undersigned is familiar with the
transactions and other factual matters described in the Opinion, and has made such investigations and inquiries, including, without limitation, of personnel and employees of AnnTaylor having familiarity with such transactions and factual matters, as may be necessary to enable the undersigned to execute and deliver this Certificate.

          4. The undersigned has reviewed the Opinion and, with respect to the factual assumptions set forth under "Assumptions of Fact" preceding the discussion in the Opinion, hereby certifies that (i) each factual statement contained therein relating to AnnTaylor is, to the best of his knowledge after due inquiry, true and correct and does not fail to state a material fact the omission of which makes the statement as it appears incomplete or misleading, (ii) with respect to factual statements contained therein which relate to parties to the transactions discussed other than AnnTaylor, while the undersigned expressly disclaims any certification hereby as to the truth, correctness or completeness of such other statements, based on the undersigned's partic-ipation in the subject transactions, the undersigned does not have actual knowledge that the statements contained therein relating to parties other than AnnTaylor are un-true, incorrect or incomplete so as to be misleading.

          IN WITNESS WHEREOF, the undersigned has execut-ed this Certificate as of the ____ day of January 1994.

                              AnnTaylor, Inc.


                              -------------------------
                              Name:  Bert A. Tieben
                              Title: Sr. Vice President

                        SCHEDULE I


Clipper Receivables Corporation
P.O. Box 4024
Boston, Massachusetts  02101

State Street Boston Capital Corporation
225 Franklin Street
Boston, Massachusetts  02110

PNC Bank, National Association
Fifth Avenue and Wood Street
Pittsburgh, Pennsylvania  15265

Moody's Investors Service
99 Church Street
New York, New York 10007

Standard & Poors Corporation
26 Broadway, 15th Floor
New York, New York

                                                        EXHIBIT 5.01(h)(iii)

                         January 27, 1994






Persons Listed on
Schedule I Hereto

Re:  Receivables Facility of AnnTaylor, Inc. and
     AnnTaylor Funding, Inc.
     -------------------------------------------

Ladies and Gentlemen:

     We have acted as special Connecticut counsel to AnnTaylor Funding, Inc., a Delaware corporation (the "Company"), to advise the Company with respect to the perfection, in Connecticut, of the security interest to be granted by the Company to Clipper Receivables Corporation (the "Lender") pursuant to the Receivables Financing agreement, dated as of January 27, 1994 (the "Receivables Financing Agreement"), among the Company, Clipper Receivables Corporation (the "Lender"), AnnTaylor, Inc. ("AnnTaylor"), as Servicer, State Street Boston Capital Corporation (the "Administrator"), and PNC Bank, National Association (the "Relationship Bank"), and certain other agreements, instruments and documents related to the Purchase Agreement and the Receivables Financing Agreement. This opinion is being delivered pursuant to
Section 5.01(h)(iii) of the Receivables Financing Agreement. Capitalized terms used herein are not otherwise defined herein shall have the same meanings herein as set forth in Appendix A to the Receivable Financing Agreement.

January 27, 1994
Page 2







     In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of the Company and its officers and other representatives and of public officials.

     In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

          (a)  the Receivables Financing Agreement;

          (b) signed, unfiled copies of the financing statement under the Uniform Commercial Code as in effect in the State of Connecticut, naming the Company as debtor and the Lender as the secured party, which we understand and have assumed will be filed within ten days of the grant of a security interest in the Pool Receivables from the Company to the Lender, in the office of the Secretary of the State of the State of Connecticut (the "Filing Office") (such financing statement, the "Financing Statement");

          (c) a search report provided by Lexis Document Services, dated January 19, 1994 and covering the period through December 30, 1993 listing financing statements that name the Company as debtor and that are filed in the Filing Office, together with copies of such financing statements, a summary of which search report is attached as Exhibit A hereto (the "Search Report"); and

          (d) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

     Unless otherwise indicated, references in this opinion to the "Connecticut UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of Connecticut.

     Members of our firm are admitted to the bar of the State of Connecticut. We express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of Connecticut, and (ii) the federal laws of the United States of America to the extent specifically referred to herein.

     Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

January 27, 1994
Page 3







     1. The Financing Statement is in appropriate form for filing in the Filing Office under the Connecticut UCC.

     2. To the extent that the chief executive office of the Company is located in the State of Connecticut, the security interest in favor of the Lender in the portion of the Pool Receivables that constitutes accounts or general intangibles (each as defined in Article 9 of the Connecticut UCC) (the "Article 9 Filing Collateral") will be perfected upon the later of
(i) attachment of the security interest and (ii) the filing of the Financing Statement in the Filing Office. No other security interest of any other transferee from the Company is equal or prior to the security interest of the Lender in such Article 9 Filing Collateral.

     The opinions expressed herein are subject to the following qualifications, exceptions and limitations:

          (a) we express no opinion with respect to the validity of the security interest of the Lender but have assumed for purposes of the opinions set forth herein that such security interest is valid under the laws of the State of New York;

          (b) we have assumed that the Article 9 Filing Collateral exists and the Company has sufficient rights in the Article 9 Filing Collateral for the security interest of the Lender to attach, and we express no opinion as to the nature or extent of the Company's rights in or title to any Article 9 Filing Collateral;

          (c) we call to your attention that Section 552 of the United States Bankruptcy Code limits the extent to which property acquired by the debtor after the commencement of a case under the United States Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by such debtor before the commencement of such case;

          (d) we call to your attention that the security interest of the Lender in proceeds, and the perfection of such security interest, is limited to the extent set forth in Section 9-306 of the Connecticut UCC and to property of a type subject to the Connecticut UCC;

          (e) we call to your attention that the security interest of the Lender may be subject to the rights of account debtors, claims and defenses of account debtors and the terms of agreements with account debtors;

          (f) we express no opinion regarding the security interest of the Lender in any of the Article 9 Filing Collateral consisting of claims against any government or governmental agency

January 27, 1994
Page 4







(including, without limitation, the United States of America or any state thereof or any agency or department of the United States of America or any state thereof);

          (g) in the case of any account or general intangible which is itself secured by other property, we express no opinion with respect to the rights of the Lender in and to such underlying property;

          (h) we have assumed that the chief executive office of the Company as of the date of filing of the Financing Statement is located either in the State of New York or in the State of Connecticut, and we express no opinion with respect to the perfection or priority of the security interest of the Lender in the Article 9 Filing Collateral to the extent that the chief executive office of the Company is located in the State of New York or in any jurisdiction other than the State of Connecticut;

          (i) we call to your attention that the perfection of the security interest of the Lender in Article 9 Filing Collateral may be governed by laws other than the Connecticut UCC if the chief executive office of the Company is or becomes located in a jurisdiction other than Connecticut;

          (j) we call to your attention that (i) the perfection of the security interest of the Lender as to the Article 9 Filing Collateral will be terminated as to any such property acquired by the Company more than four months after the Company changes its name, identity or corporate structure so as to make the Financing Statement seriously misleading unless new appropriate financing statements indicating the new name, identity or corporate structure of the Company are properly filed before the expiration of such four months, and (ii) the Connecticut UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the filing of the original Financing Statement or the filing of any continuation statements in order to maintain the effectiveness of the original Financing Statement;

          (k) we express no opinion as to the priority of the security interest of the Lender in the Article 9 Filing Collateral against: (i) any liens, claims or other interests that arise by operation of law and do not require any filing or possession in order to take priority over security interests perfected through the filing of a financing statement; (ii) any lien, claim or encumbrance in favor of the United States of America or any State, or any agency or instrumentality of either of them or any other governmental entity (including, without limitation, federal tax liens, liens arising under the Employee Retirement Income Security Act of 1974, as amended, or claims given priority pursuant to 31

January 27, 1994
Page 5







U.S.C. Sec. 3713); (iii) a lien creditor who attached or levied prior to the perfection of the security interest of the Lender; (iv) a lien creditor with respect to future advances to the extent set forth in Section 9-301(4) of the Connecticut UCC; (v) another secured creditor with respect to any future advances to the extent set forth in Section 9-312(7) of the Connecticut UCC; (vi) a security interest perfected under the laws of another jurisdiction to the extent that the Company had its chief executive office in such jurisdiction within four months prior to the date of the perfection of the security interest of the Lender; (vii) a security interest perfected without filing any financing statement pursuant to Section 9-302(1) of the Connecticut UCC; (viii) a security interest perfected by filing a financing statement naming the Company as debtor using a trade name, fictitious name or previous name; (ix) the holder of a perfected "purchase money security interest" as such term is defined in Section 9-107 of the Connecticut UCC; (x) another secured party with a perfected security interest in other property of the Company to the extent the Pool Receivables are proceeds of such other creditor's collateral; (xi) any person who has entered into a subordination or intercreditor agreement with the Lender; (xii) any claim for wages, salary or other compensation; (xiii) a purchaser of accounts purchased as part of the sale of the business out of which they arose; (xiv) an assignment of accounts for purposes of collection only or a transfer of a single account; (xv) any claim arising out of tort or any surety who is subrogated to the rights of the Company; or (xvi) the security interest of a creditor who filed a financing statement based on a prior or incorrect location of the chief executive office of the Company to the extent such other financing statement would be effective under Section 9-401(2) or
(3) of the Connecticut UCC; (xvii) a security interest or lien existing by reason of a security interest in or lien upon such collateral or upon any goods the sale or disposition of which has given rise to such collateral, which security interest or lien was created by or levied against any prior owner of any interest in such collateral or goods; and

          (l) we have assumed that (i) all relevant financing statements in which the Company is named as debtor have been properly filed(except for the Financing Statements), indexed and recorded in the Filing Office and are identified in the Search Report and (ii) no financing statements naming the Company as debtor were filed in the filing Office between the effective date of the Search Report and the date of the filing of the Financing Statement in the Filing Office.

January 27, 1994
Page 6







     This opinion is being furnished only to you and is solely for your benefit and is not to be used, quoted, relied upon or otherwise referred to by any other Person or for any other purposes without our prior written consent.

                              Very truly yours,

                              TYLER, COOPER & ALCORN



                              By _______________________
                                 Joseph C. Lee,
                                   A Partner

January 27, 1994
Page 7








                             SCHEDULE I
                             ----------




                    Clipper Receivables Corporation
                    P.O. Box 4024
                    Boston, Massachusetts  02201


                    State Street Boston Capital Corporation
                    225 Franklin Street
                    Boston, Massachusetts  02110


                    PNC Bank, National Association
                    Fifth Avenue and Wood Street
                    Pittsburgh, Pennsylvania 15265

                    Standard & Poor's Ratings Group
                    25 Broadway
                    New York, New York 10004

                    Moody's Investors Service, Inc.
                    99 Church Street
                    New York, New York 10007

                                    EXHIBIT 5.01(h)(iv)





                              January 27, 1994





The Persons Listed on
Schedule I Hereto


          Re:  AnnTaylor, Inc.
               AnnTaylor Funding, Inc.
               -----------------------

Ladies and Gentlemen:

          We have acted as special counsel to AnnTaylor, Inc., a Delaware corporation ("AnnTaylor") in connection with the transactions contemplated by (i) the Receivables
Financing Agreement, dated as of January 27, 1994 (the
"Receivables Financing Agreement") among AnnTaylor Fund-ing, Inc., a Delaware corporation ("Funding"), AnnTaylor, as Servicer, Clipper Receivables Corporation (the "Lend-er"), State Street Boston Capital Corporation (the "Ad-ministrator") and PNC Bank, National Association (the
"Relationship Bank") and (ii) the Purchase and Sale
Agreement, dated as of January 27, 1994 (the "Purchase
Agreement") between AnnTaylor, as Seller and Funding.
Capitalized terms not otherwise defined herein have the meanings assigned to such terms in Appendix A to the Receivables Financing Agreement or in the Purchase Agree-ment. This opinion is being furnished to you pursuant to
Section 5.01(h)(iv) of the Receivables Financing Agree-ment.

          Pursuant to the Purchase Agreement, AnnTaylor proposes to sell to Funding, and Funding proposes to purchase from AnnTaylor, Receivables and Related Rights.
Pursuant to the Receivables Financing Agreement, Lender proposes to make Loans to Funding and Funding proposes to issue the Note to the Lender and grant to the Lender a security interest in all of its right, title and interest in, among other things, the Receivables and Related
Rights to secure, among other things, Funding's obliga-

The Persons listed on
Schedule I hereto
January 27, 1994
Page 2

tions to repay the Loan in accordance with the Note and the Receivables Financing Agreement.

          The relevant transactions are more fully de-scribed under Assumptions of Fact below.

          You have requested our opinion as to whether, in an action brought under Title 11 of the United States
Code (the "Bankruptcy Code") in which AnnTaylor was the debtor, a creditor or the trustee in bankruptcy of AnnTaylor would have valid legal grounds to have a court disregard the corporate form so as to cause a substantive consolidation of the assets and liabilities of AnnTaylor and Funding.

          Members of our firm are admitted to the bar in the State of New York and we express no opinion as to the law of any jurisdiction other than the bankruptcy law of the United States.

                   ASSUMPTIONS OF FACT
                   -------------------

          In rendering our opinion, we have made no inde-pendent investigation of the facts referred to herein and have relied for the purpose of rendering this opinion exclusively on (i) those facts set forth herein which have been provided to us by AnnTaylor and Funding, as confirmed in certificates provided to us by AnnTaylor and Funding attached hereto as Exhibits A and B and (ii) those facts set forth under "Summary of the Transactions" and "Facts and Assumptions" in our opinion to you of even date herewith addressing certain "true sale" issues, in each case which we assume have been and, except where such "Facts and Assumptions" are limited to a particular point in time, will continue to be true. We understand such facts to be as follows:

          Organization.  Funding is a limited purpose
          ------------
corporation duly organized and validly existing under the laws of the State of Delaware.

The Persons listed on
Schedule I hereto
January 27, 1994
Page 3

          Existence.  Funding maintains its corporate
          ---------
existence and its good standing under the laws of the State of Delaware.

          Ownership.  All of the outstanding common stock
          ---------
of Funding is owned by AnnTaylor; the common stock issued to AnnTaylor is the only stock of Funding.

          Limited Activities.  The Certificate of Incor-
          ------------------
poration (the "Certificate of Incorporation") of Funding limits its activities to the following: (a) to purchase or otherwise acquire from AnnTaylor, own, hold, grant security interests in or sell interests in, or interests in pools of, Receivables and Related Rights; (b) to enter into the Purchase Agreement and to incur intercompany indebtedness to AnnTaylor in connection with the purchase of Receivables and Related Rights; (c) to enter into the Receivables Financing Agreement and transactions contem-plated thereby; (d) to issue and deliver notes as contem-plated by the Receivables Financing Agreement; and (e) to enter into letter of credit agreements, interest rate agreements, spread account agreements, lock-box agree-ments, subscription agreements, and similar documents or to engage in other activities incidental to the forego-ing.

          Procedures Observed.  Funding observes all
          -------------------
corporate procedures required by its Certificate of Incorporation, its bylaws and the corporation law of the State of Delaware, as well as those required under cove-nants contained in the Receivables Financing Agreement.
Without limiting the foregoing, Funding complies with all requirements contained in the Certificate of Incorpo-ration relating to "Restrictions on Corporate Action" and "Maintenance of Separate Business".

          Management.  The business and affairs of Fund-
          ----------
ing will be managed by or under the direction of its Board of Directors. Funding will at all times ensure that its Board of Directors duly authorizes all corporate actions requiring Board authorization. When necessary,

The Persons listed on
Schedule I hereto
January 27, 1994
Page 4

Funding obtains proper authorization from its stockholder for corporate action.

          Independence.  The Certificate of Incorporation
          ------------
requires that the Board of Directors of Funding shall include at least one Independent Director. The Certifi-cate of Incorporation defines an "Independent Director" as an individual who, among other restrictions, (a) is not and has not been employed by AnnTaylor or any of its subsidiaries or affiliates as a director, officer or employee within the five years prior to such appointment,
(b) is not, or is not affiliated with a firm that is, a significant advisor or consultant to AnnTaylor or any of its subsidiaries or affiliates, a significant customer or supplier to AnnTaylor or any of its subsidiaries or affiliates, or as to which AnnTaylor or any of its sub-sidiaries or affiliates is a significant customer or supplier, in each case within the five years prior to such appointment, (c) does not have significant personal services contract(s) with, and is not affiliated with a tax-exempt entity that receives significant contributions from, AnnTaylor or any of its subsidiaries or affiliates within the five years prior to such appointment, (d) is not the beneficial owner of stock of AnnTaylor or any affiliate of AnnTaylor, (e) is not an immediate relative of any person described above, and (f) is not a major creditor of AnnTaylor or any of its subsidiaries or affiliates within the five years prior to such appoint-ment.

          Records.  Funding maintains separate corporate
          -------
records and books of account from those of AnnTaylor or any other affiliate of AnnTaylor. Funding keeps correct and complete books and records of account and minutes of the meetings and other proceedings of its stockholder and Board of Directors. The resolutions, agreements and other instruments underlying the subject transactions will be continuously maintained as official records by Funding.

          Offices.  The Certificate of Incorporation
          -------
provides that to the extent Funding's office is located

The Persons listed on
Schedule I hereto
January 27, 1994
Page 5

in the office of AnnTaylor or any affiliate of AnnTaylor, Funding will pay fair market rent for any such office space and a fair share of any overhead costs.

          Identifiable Assets.  The Certificate of Incor-
          -------------------
poration and covenants in the Receivables Financing
Agreement require that Funding's assets are not commin-
gled with those of AnnTaylor or any other entity.  In
conformity with such requirements, Funding's funds and
other assets will be identifiable and will not be commin-
gled with those of AnnTaylor, other than in-store collec-
tions on the Receivables, which will either be paid to
AnnTaylor as the purchase price for new Receivables, or
will be deposited into a bank account of Funding within
two Business Days.   Funding will maintain separate bank
accounts and books of account from those of AnnTaylor or any other affiliate of AnnTaylor. Accordingly, the sepa-rate assets and liabilities of Funding are and will continue to be readily distinguishable from those of AnnTaylor or any other affiliate of AnnTaylor.

          Capitalization.  Prior to the Initial Closing
          --------------
Date, AnnTaylor will initially capitalize Funding with one hundred dollars. AnnTaylor will make an additional capital contribution to Funding in connection with the initial transfer of Receivables and Related Rights under the Purchase Agreement. Pursuant to the Purchase Agree-ment, on the Initial Closing Date, Funding will pay
AnnTaylor the Purchase Price for the purchase to be made in cash in the amount of the proceeds of the Loans made to Funding under the Receivables Financing Agreement. On the Initial Closing Date, Funding shall issue a subordi-nated promissory note (the "Company Note") to AnnTaylor.
The principal amount of the Company Note shall vary as prescribed in the Purchase Agreement. At and immediately after the Initial Closing Date, each of Funding and AnnTaylor will be solvent, will have adequate capital to carry on its business, and intends to and believes that it will be able to pay its debts as they mature. Neither
Funding nor AnnTaylor intends to, or believes that it will, engage in any business for which its respective capitalization would not be adequate. None of the trans-

The Persons listed on
Schedule I hereto
January 27, 1994
Page 6

actions is being entered into with the intent to hinder, defraud or delay any of the creditors of Funding or AnnTaylor.

          Expenses.  The Certificate of Incorporation and
          --------
covenants in the Receivables Financing Agreement require
Funding to pay from its own funds and assets all obliga-tions and indebtedness incurred by it, other than expens-es relating to the preparation, negotiation, execution and delivery of the Transaction Documents as referred to below. Each of Funding and AnnTaylor will continue to provide for its own operating expenses and liabilities from its own funds. General overhead and administrative expenses of AnnTaylor will not be charged or otherwise allocated to Funding (unless directly attributable to services provided to or for the account of Funding) and such expenses of Funding will not be charged or otherwise allocated to AnnTaylor. Certain of the organizational expenses of Funding and expenses relating to the prepara-tion, negotiation, execution and delivery of the Transac-tion Documents, however, have been paid by AnnTaylor.

          Conduct.  Each of Funding and AnnTaylor con-
          -------
ducts and will continue to conduct its business solely in its own name so as not to mislead others as to the iden-tity of Funding. Without limiting the generality of the foregoing, all oral and written communications, including without limitation letters, invoices, purchase orders, contracts, statements, and applications are made and will continue to be made solely in the name of Funding if related to Funding, or solely in the name of AnnTaylor if related to AnnTaylor. AnnTaylor, as Servicer, is enti-tled to deal with Obligors in its own name, but any funds collected by it from the Receivables and Related Rights will be accounted for in accordance with the Receivables
Financing Agreement. Funding and AnnTaylor have and will continue to have separate stationery and separate post office boxes.

          Intercompany Claims.  There will be no guaran-
          -------------------
tees made by AnnTaylor with respect to obligations of Funding and there will be no guarantees made by Funding

The Persons listed on
Schedule I hereto
January 27, 1994
Page 7

with respect to obligations of AnnTaylor. There will be no intercompany debt between Funding and AnnTaylor other than in connection with the Company Note. With respect to each of AnnTaylor and Funding, the Company Note will be (i) entered into in the ordinary course of its respec-tive business; (ii) will be properly documented on its books and records; and (iii) will pay a rate of interest consistent with that which independent entities with the same or similar bargaining leverage would pay after negotiating with each other at arm's length. Further-more, AnnTaylor is not obligated to advance funds under the Company Note but may do so pursuant to a capital con-tribution.

          Reliance by Others.  Funding acts solely in its
          ------------------
name and through its duly authorized officers or agents in the conduct of its businesses. Funding and AnnTaylor each do not and will not: (a) hold itself out as having agreed to pay or become liable for the debts of AnnTaylor, in the case of Funding, or Funding, in the case of AnnTaylor; (b) fail to correct any known misrep-resentation with respect to the foregoing; (c) operate or purport to operate as an integrated, single economic unit with respect to each other or in their dealings with any other affiliated or unaffiliated entity; (d) seek or obtain credit or incur any obligation to any third party based upon the assets of each other or, with respect to Funding, any other affiliated or unaffiliated entity; or
(e) induce any such third party to reasonably rely on the creditworthiness of each other or, with respect to Fund-ing, any other affiliated or unaffiliated entity. The
Lender will have relied on the separate legal existence of Funding in agreeing to make the Loans. The Lender, the Administrator and the Relationship Bank will have relied on the separate legal existence of Funding in agreeing to enter into the Receivables Financing Agree-ment. The common stock of Funding and the Company Note will be pledged by AnnTaylor to the agent for the benefit of the lenders under the AnnTaylor Credit Agreement.
However, the lenders thereunder are not necessarily relying on the assets of Funding because AnnTaylor is obligated pursuant to documents relating to the AnnTaylor

The Persons listed on
Schedule I hereto
January 27, 1994
Page 8

Credit Agreement to pledge, with certain exceptions, all securities and instruments of debt owned by AnnTaylor, whether or not such securities and instruments are issued by subsidiaries of AnnTaylor.

          Arm's Length.  Funding and AnnTaylor maintain
          ------------
and will continue to maintain an arm's length relation-ship between Funding and AnnTaylor and between Funding and any affiliates of AnnTaylor. The Purchase Price payable by Funding to AnnTaylor under the Purchase Agree-ment is intended to be consistent with the terms that would be obtained in an arm's length sale. The
Servicer's Fee payable by Funding to AnnTaylor under the Receivables Financing Agreement is intended to be consis-tent with the terms that would be obtained in an arm's length sale.

          Disclosure of the Transactions.  The annual
          ------------------------------
financial statements of Funding and AnnTaylor will dis-close the effects of the transactions in accordance with generally accepted accounting principles. The transfer of the Receivables and Related Rights by AnnTaylor to Funding pursuant to the Purchase Agreement will be treat-ed as a sale by AnnTaylor and a purchase by Funding under generally accepted accounting principles. In particular, the financial statements of Funding and AnnTaylor will clearly indicate their separate existence and will re-flect each of their respective separate assets and lia-bilities. None of such financial statements, nor any consolidated financial statements for AnnTaylor, will suggest in any way that the assets of Funding are avail-able to pay the claims of creditors of AnnTaylor or any other entity.

          Fairness of Transactions.  The management of
          ------------------------
AnnTaylor has determined that the organization of Funding by AnnTaylor and the limited purposes of Funding are in the best interests of AnnTaylor.

The Persons listed on
Schedule I hereto
January 27, 1994
Page 9

                        DISCUSSION
                        ----------

          The authority of a bankruptcy court to order
substantive consolidation lies in its general equitable
powers under section 105(a) of the Bankruptcy Code.  That
section merely provides that the court may issue orders
necessary to carry out the provisions of the Bankruptcy
Code.  In re DRW Property Co. 82, 54 B.R. 489, 494
       -------------------------
(Bankr. N.D. Tex. 1985). There is no direct statutory authority or prescribed standards for substantive consol-idation. Instead, judicially developed standards control whether substantive consolidation should be granted in any given case.

          The fluidity and uncertainty associated with
such standards has been noted by several courts, but is
best typified by the often-paraphrased comment "[t]hat as
to substantive consolidation, precedents are of little
value, thereby making each analysis on a case by case
basis."  In re Crown Mach. & Welding, Inc., 100 B.R. 25,
         ---------------------------------
27-28 (Bankr. D. Mont. 1989).  This ad hoc approach is
                                    -- ---
largely responsible for the unsettled nature of the appropriate standards, relevant factors, the weight to be attached to such factors and the significance of compet-ing considerations offered by all persons who object to substantive consolidation. Accordingly, this analysis, as well as any other analysis of whether there is a substantial risk of substantive consolidation, is subject to the general qualification that there can be no guaran-ty as to whether substantive consolidation will be grant-ed by a court exercising its discretionary equitable authority in any given instance.

          The nature and impact of the substantive con-solidation of affiliated corporate debtors' estates closely resembles a corporate merger in which the rights of shareholders and creditors of the merging entities are affected:

     Substantive consolidation usually results in,
     inter alia, pooling the assets of, and claims
     ----- ----
     against, the two entities; satisfying liabili-

The Persons listed on
Schedule I hereto
January 27, 1994
Page 10

     ties from the resulting common fund; eliminat-ing inter-company claims; and combining the creditors of the two companies for purposes of voting on reorganization plans.

In re Augie/Restivo Baking Co., 860 F.2d 515, 518 (2d
- ------------------------------
Cir. 1988).

          Certain creditors face a harsh economic result
associated with an involuntary combination of their
debtor's estate with less solvent estates.  For this
reason, the Second Circuit noted that "[t]he power to
consolidate should be used sparingly," Chemical Bank New
                                       -----------------
York Trust Co. v. Kheel, 369 F.2d 845, 847 (2d Cir.
- -----------------------
1966). Another court concluded that virtually every request for substantive consolidation involves harm to creditors:

          It must be recognized and affirmatively
     stated that substantive consolidation, in al-
     most all instances, threatens to prejudice the
     rights of creditors. . . .  This is so because
     separate debtors will almost always have dif-ferent ratios of assets to liabilities. Thus, creditors of a debtor whose asset-to-liability ratio is higher than that of its affiliated debtor must lose to the extent that the asset-to-liability ratio of the merged estates will be lower.

In re Snider Bros., 18 B.R. 230, 234 (Bankr. D. Mass.
- ------------------
1982) (citation omitted).

          It should be recognized, however, that recently
at least some courts have expressed a greater willingness
to consider the appropriateness of substantive consolida-
tion when faced with more complex corporate structures.
See, e.g., Eastgroup Properties v. Southern Motel Assoc.,
- ---  ----  ----------------------------------------------
Ltd., 935 F.2d 245 (11th Cir. 1991).
- ----

     Thus, courts have stated that substantive con-solidation should be 'used sparingly.'. . .

The Persons listed on
Schedule I hereto
January 27, 1994
Page 11

     There is, however, a 'modern' or 'liberal' trend toward allowing substantive consolida-tion, which has its genesis in the increased judicial recognition of the widespread use of interrelated corporate structures by subsidiary corporations operating under a parent entity's corporate umbrella for tax and business purpos-es.

935 F.2d at 248-49 (citations omitted).

          The reported decisions under the Bankruptcy Act
and cases decided shortly after the enactment of the
Bankruptcy Code rely principally on the presence or
absence of certain "elements" that are identical or
similar to factors relevant to "piercing the corporate
veil" theories under applicable state law.  See, e.g., In
                                            ---  ----  --
re Vecco Constr. Indus., 4 B.R. 407 (Bankr. E.D. Va.
- -----------------------
1980); In re Gulfco Inv. Corp., 593 F.2d 921 (10th Cir.
       -----------------------
1979); In re Food Fair, Inc., 10 B.R. 123 (Bankr.
       ---------------------
S.D.N.Y. 1981).  More recent cases take such factors into
account within the context of a balancing test in which
the interests of parties objecting to substantive consol-
idation are considered.  To a certain extent, the impact
of consolidation on creditors appears to have been given
a greater degree of significance than mere proof of the
substantive consolidation "elements."  See, e.g., In re
                                       ---  ----  -----
Snider Bros., 18 B.R. 230 (Bankr. D. Mass. 1982); In re
- ------------                                      -----
DRW Property Co. 82, 54 B.R. 489 (Bankr. N.D. Tex. 1985);
- -------------------
In re Steury, 94 B.R. 553 (Bankr. N.D. Ind. 1988); In re
- ------------                                       -----
Crown Mach. & Welding, Inc., 100 B.R. 25 (Bankr. D. Mont.
- ---------------------------
1989); but cf. In re Gainesville P-H Properties, Inc.,
       --- --  --------------------------------------
106 B.R. 304 (Bankr. M.D. Fla. 1989) (relying on alter
ego factors), aff'd sub nom. Eastgroup Properties v.
              -------------  -----------------------
Southern Motel Assoc., Ltd., 935 F.2d 245 (11th Cir.
- ---------------------------
1991).

          The Second Circuit, in In re Augie/Restivo
                                 -------------------
Baking Co., Ltd., 860 F.2d 515 (2d Cir. 1988), reduced
- ----------------
the laundry list of factors pertinent to the balancing

The Persons listed on
Schedule I hereto
January 27, 1994
Page 12

test to two "critical factors," namely, "whether credi-
tors dealt with the entities as a single economic unit
and, did not rely on their separate identity in extending
credit, . . . [or] whether the affairs of the debtors are
so entangled that consolidation will benefit all credi-
tors."  Id. at 518 (citation omitted).  Recently, the
        --
Eleventh Circuit, in Eastgroup Properties v. Southern
                     --------------------------------
Motel Assoc., Ltd., 935 F.2d 245 (11th Cir. 1991), viewed
- ------------------
the frequently cited list of factors as relevant to
making a prima facie case for consolidation, "as examples
of information that may be useful to courts charged with
deciding whether there is substantial identity between
the entities to be consolidated and whether consolidation
is necessary to avoid some harm or to realize some bene-
fit."  Id. at 250.
       --

          Irrespective of which variant of the standard for substantive consolidation is applied, the "elements" enumerated in several cases remain relevant, but not necessarily dispositive, as to whether substantive con-solidation should be granted. Two sets of substantive consolidation elements are often cited. In the cases that depend primarily on the alter ego analog to substan-tive consolidation, the following factors are cited as relevant to the issue of whether substantive consolida-tion is justified:

          (1)     Parent corporation owns all or a major-
                  ity of the capital stock of the subsid-
                  iary;
          (2)     Parent and subsidiary have common offi-
                  cers and directors;
          (3)     Parent finances subsidiary;
          (4)     Parent is responsible for incorporation
                  of subsidiary;
          (5)     Subsidiary has grossly inadequate capi-
                  tal;
          (6)     Parent pays salaries, expenses or loss-
                  es of subsidiary;

The Persons listed on
Schedule I hereto
January 27, 1994
Page 13

          (7)     Subsidiary has substantially no busi-
                  ness except with parent;
          (8)     Subsidiary has essentially no assets
                  except for those conveyed by parent;
          (9)     Parent refers to subsidiary as depart-
                  ment or division of parent;
          (10)    Directors or officers of subsidiary do
                  not act in interests of subsidiary, but
                  take directions from parent; and
          (11)    Formal legal requirements of the sub-
                  sidiary as a separate and independent
                  corporation are not observed.

In re Tureaud, 45 B.R. 658, 662 (Bankr. N.D. Okla. 1985),
- -------------
aff'd, 59 B.R. 973 (N.D. Okla. 1986) (citing Fish v.
- -----                                        -------
East, 114 F.2d 177 (10th Cir. 1940) and In re Gulfco Inv.
- ----                                    -----------------
Corp., 593 F.2d 921 (10th Cir. 1979)).  A second state-
- -----
ment of substantive consolidation "elements," which are
cited in some of the more recent cases, appears in Vecco
                                                   -----
Constr.:
- -------

          (1)     The degree of difficulty in segregating
                  and ascertaining individual assets and
                  liabilities;
          (2)     The presence or absence of consolidated
                  financial statements;
          (3)     The profitability of consolidation at a
                  single physical location;
          (4)     The commingling of assets and business
                  functions;
          (5)     The unity of interests and ownership
                  between the various corporate entities;
          (6)     The existence of parent and inter-cor-
                  porate guarantees on loans; and
          (7)     The transfer of assets without formal
                  observance of corporate formalities.

Vecco Constr., 4 B.R. at 410.
- -------------

The Persons listed on
Schedule I hereto
January 27, 1994
Page 14

          Many of the above factors are present in most bankruptcy cases involving affiliated debtors. For example, stock ownership, inter-affiliate transfers, incorporation caused by the parent, common directors and officers, the existence of inter-corporate claims, and consolidated financial statements or tax returns are all typical of most affiliated corporations. Accordingly, such factors should be afforded less weight than the remaining ones in a court's determination of whether substantive consolidation is appropriate.

          There is no conclusive determination to be
reached based on the presence or absence of some or all
of the "elements."  It is not, therefore, a foregone
conclusion that, if proponents demonstrate that all of
the elements of substantive consolidation are present,
substantive consolidation should be granted.  This is
particularly true under the cases purporting to apply
some form of balancing test (see discussion below of the
                             ---
balancing test adopted in In re Snider Bros.).  Converse-
                          ------------------
ly, persons who object cannot rely solely upon rebutting a majority of the factors to successfully defeat substan-tive consolidation.

          Poor or nonexistent recordkeeping of separate assets (particularly cash and other liquid assets) and liabilities and inter-affiliate transactions, whether by design or otherwise, is one of the more common reasons for imposing substantive consolidation. When the combi-nation of affiliates' assets, liabilities and business affairs are so "hopelessly entangled" such that segrega-tion is either prohibitively expensive or impossible, courts exhibit little reluctance in granting substantive consolidation. However, the degree of entanglement is the central question to be examined, because the poten-tially prejudicial effect of substantive consolidation cannot be justified based on mere contentions of adminis-trative convenience.

The Persons listed on
Schedule I hereto
January 27, 1994
Page 15

          The Second Circuit recognized the benefits to
be realized by all creditors upon substantive consolida-
               ---
tion of estates whose financial affairs had not been segregated:

     [I]n the rare case such as this, where the
     ------------------
     interrelationships of the group are hopelessly obscured and the time and expense necessary even to attempt to unscramble them so substan-tial as to threaten the realization of any net assets for all the creditors, equity is not helpless to reach a rough approximation of justice to some rather than deny any to all.

Chemical Bank New York Trust Co. v. Kheel, 369 F.2d 845,
- -----------------------------------------
847 (2d Cir. 1966) (emphasis added). The Second Circuit appears to have established a stringent standard for the degree to which the debtors' affairs need to be obscured before consolidation is appropriate. In reversing the lower court's substantive consolidation order, the Second
Circuit held:

     Resort to consolidation in such circumstances
     [involving commingling of assets and business
     functions], however, should not be Pavlovian.
     Rather substantive consolidation should be used
            ----------------------------------------
     only after it has been determined that all
     ------------------------------------------
     creditors will benefit because untangling is
     --------------------------------------------
     either impossible or so costly as to consume
     --------------------------------------------
     the assets. . . .  Commingling, therefore, can
     ----------
     justify substantive consolidation only where
                                       ----
     "the time and expense necessary even to attempt to unscramble them [is] so substantial as to threaten the realization of any net assets for all the creditors," . . . or where no accurate identification and allocation of assets is possible. In such circumstances, all creditors are better off with substantive consolidation.

The Persons listed on
Schedule I hereto
January 27, 1994
Page 16

In re Augie/Restivo Baking Co., 860 F.2d 515, 519 (2d
- ------------------------------
Cir. 1988) (emphasis added; citations omitted).

          Kheel and Augie/Restivo indicate that substan-
          -----     -------------
tive consolidation should not be justified merely in
terms of the administrative convenience of dealing with
affiliated debtors on a consolidated basis, even if the
financial affairs of the debtors are not easily distin-
guishable.  In some instances, protection of creditors
whose interests would be adversely and unfairly affected
by consolidation predominates over financial entanglement
concerns.  See In re Flora Mir Candy Corp., 432 F.2d
           --- ---------------------------
1060, 1063 (2d Cir. 1960) (unlikely that any showing of
accounting difficulties would justify consolidation when
claims of debentureholders of formerly independent enti-
ty, whose stock was subsequently transferred, would be
extinguished or diluted; no evidence of accounting diffi-
culties when financial statements for each debtor had
been prepared by accountants); but see In re I.R.C.C.,
                               --- --- ---------------
Inc., 105 B.R. 237 (Bankr. S.D.N.Y. 1989) (evidence
- ----
considered by court applying Augie/Restivo financial
                             -------------
entanglement standard consisted primarily of representa-
tions by debtor's counsel and chapter 7 trustee of inade-
quate accounting practices, undocumented inter-affiliate
loans, commingled bank accounts, common use of assets,
cross-funding of expenses and consolidated tax returns).
Other cases involving financial entanglement as one of
the factors considered also illustrate some degree of
variation in the proof required to demonstrate that
substantive consolidation is warranted.  Compare In re
                                         ------- -----
Vecco Constr. Indus., 4 B.R. 407, 408-09 (Bankr. E.D. Va.
- --------------------
1980) (substantive consolidation granted without opposi-
tion when debtors had single operating account and con-
solidated financials, had made no attempt to segregate
receivables, disbursements or income, had inaccurately
allocated affiliate expenses through inter-company ac-
counts, and had filed bankruptcy schedules on consolidat-
ed basis), In re Baker & Getty Fin. Serv., 78 B.R. 139,
           ------------------------------
142 (Bankr. N.D. Ohio 1987) (substantive consolidation

The Persons listed on
Schedule I hereto
January 27, 1994
Page 17

ordered when corporate funds were commingled and used for
principal's personal purposes, inadequate records of
transfers were made, and corporate entities were alter
ego of principal who admitted having engaged in Ponzi
scheme to defraud investors) and In re Tureaud, 45 B.R.
                             --- -------------
658, 661 (Bankr. N.D. Okla. 1985), aff'd, 59 B.R. 973
                                   -----
(N.D. Okla. 1986) (alter ego finding based on majority of
"elements" and fraud supported substantive consolidation
of nondebtor entities in face of "hopeless" commingling
of personal and corporate assets, numerous undocumented
inter-corporate transfers, lack of distinction between
inter-company transactions despite separateness of books
and records, and impossibility of accurately tracing all
transfers) with In re Ford, 54 B.R. 145, 147-48 n.6
           ---- ----------
(Bankr. W.D. MD. 1984) (evidence of commingled corporate and personal funds in corporate bank account, common use of funds, and common responsibility for loans insuffi-cient for substantive consolidation; appropriate remedies for diversion of debtors' funds for nondebtor uses are avoidance actions).

          Strict adherence to maintaining separate books and records, avoiding commingling of assets, and other corporate policies designed to preserve the separateness of corporate assets and liabilities should make it more difficult for a court to order substantive consolidation.

          Substantive consolidation may be ordered as a result of the debtors' failure to comply with corporate formalities in connection with interaffiliate transfers and third party transactions, directors and shareholders meetings, representations made to third parties regarding corporate entities, and any other formal conduct required by corporate law. The failure to observe consistently corporate formalities is typically given some evidentiary weight in the cases, but usually is not dispositive unless such elements, together with other evidence, support a finding of fraudulent or inequitable conduct by the debtors or their principals. For example, in

The Persons listed on
Schedule I hereto
January 27, 1994
Page 18

Tureaud, 45 B.R. at 661, the court found "an almost total
- -------
disregard of the corporate fiction; the corporations are
a sham -- functionally indistinguishable from each other
with commingling of assets and business functions."  The
court also found that directors and officers of the
nondebtor affiliates, which were substantively consoli-
dated with the debtor-principal, acted in the interest of
their principal rather than independently.  Some of the
affiliates failed to file tax returns and others were
suspended for failure to make requisite corporate fil-
ings.  More significant evidence in Tureaud included the
                                    -------
debtors' principals' fraudulent purposes for incorpora-
tion ("front to raise money for [principal's personal]
purposes, and to hinder and delay judgment creditors";
id. at 660), and "hopeless commingling" of assets and
- --
liabilities.

          Under the balancing analysis appearing in a
majority of the more recent decisions, proponents of
consolidation must not only demonstrate the existence of
substantive consolidation "elements," including those
pertaining to corporate formalities, but also submit
proof of the harm suffered as a result of the existence
of the "elements."  In re Snider Bros., 18 B.R. 230, 238
                    ------------------
(Bankr. D. Mass. 1982).  Although the risks of substan-
tive consolidation are reduced if all corporate formali-
ties are consistently observed, such formalities appear
to play a secondary role under this type of analysis.  In
In re Donut Queen, Ltd., 41 B.R. 706, 708 (Bankr.
- -----------------------
E.D.N.Y. 1984), a case in which the Snider Bros. balanc-
                                    ------------
ing test is applied, the proponents offered evidence of the debtors' failure to observe corporate formalities:

          The debtors failed on occasion to observe the formalities of corporate separateness. For example, no corporate resolutions were recorded by Bapajo regarding its guarantor relationship with Donut Queen and Westbury Donuts or its lease arrangement with Donut Queen.

The Persons listed on
Schedule I hereto
January 27, 1994
Page 19

Id.  The court nonetheless rejected the proponent's
- --
argument that the lack of corporate formalities was sufficient basis for granting substantive consolidation:

          The absence of several corporate resolu-tions from the Bapajo corporate records is not a sufficient basis to conclude that Donut Queen and Bapajo failed to observe the formalities of corporate separateness. Earlier cases that have determined consolidation to be warranted have found a more extensive lack of corporate formalities than is indicated by this evidence.
     . . . In this case, the absence of the corpo-rate resolutions might be indicative of both the corporate informality inherent in the oper-ating of a small corporation and the unity of ownership that exists between the debtors.
     Without further evidence, this court cannot assume that the articulated failure by these debtors to observe corporate formalities would warrant consolidation.

Id. at 710 (citations omitted).
- --

          Some courts still primarily rely on the alter
ego or "piercing the corporate veil" doctrine derived
from state law in the substantive consolidation analysis.
See In re Tureaud, 45 B.R. 658 (Bankr. N.D. Okla. 1985),
- --- -------------
aff'd, 59 B.R. 973 (N.D. Okla. 1986); In re 1438 Meridian
- -----                                 -------------------
Place, N.W., Inc., 15 B.R. 89 (Bankr. D.C. 1981); In re
- -----------------                                 -----
Stop & Go of America, Inc., 49 B.R. 743 (Bankr. D. Mass.
- --------------------------
1985); In re Baker & Getty Fin. Serv., 78 B.R. 139
       ------------------------------
(Bankr. N.D. Ohio 1987); see also In re S.I. Acquisition,
                         --- ---- -----------------------
Inc., 58 B.R. 454, 460 n.3 (Bankr. W.D. Tex. 1986), rev'd
- ----
on other grounds, 817 F.2d 1142 (5th Cir. 1987).  This
line of cases, however, either involves an attempt to
consolidate nondebtor affiliates (see Tureaud and 1438
                                  --- -------     ----
Meridian Place; see also In re DRW Property Co. 82, 54
- --------------  --- ---- -------------------------
B.R. 489 (Bankr. N.D. Tex. 1985) (substantive consolida-

The Persons listed on
Schedule I hereto
January 27, 1994
Page 20

tion of nondebtor entities denied under Snider Bros.
                                        ------------
balancing test)) or assertions of inequitable conduct/
fraud on the part of affiliated debtors or their princi-
pals (see Baker & Getty Fin. Serv. and Stop & Go).  These
      --- ------------------------     ---------
cases are, therefore, factually distinguishable from
other substantive consolidation cases based on the recent
trend in affording greater significance to inter-creditor
issues under the balancing test of Snider Bros., as
                                   ------------
adopted in cases such as Eastgroup Properties, or the
                         --------------------
narrow approach of Augie/Restivo.  These alter ego cases
                   -------------
represent an independent means of accomplishing the effect of substantive consolidation by the application of recognized remedies under nonbankruptcy law.

          The need to protect interests of creditors
affected by substantive consolidation was underscored in
Flora Mir Candy Corp., 432 F.2d at 1063 (consolidation
- ---------------------
denied due to resulting unfair treatment of certain
creditors).  In recent cases, the substantive consolida-
tion "elements" or alter ego liability approaches have
been modified to incorporate a balancing analysis to
address the potential adverse impact on creditors.  The
balancing test shifts the focus from the manner in which
affiliated debtors conducted business to the effect of
substantive consolidation on creditors.  Although Snider
                                                  ------
Bros. is often cited as the seminal case for requiring a
- -----
balancing of the benefits derived from consolidation
against the harm to some creditors caused thereby, prior
case law established the fundamental premise that the
prejudicial impact of the imposition of an equitable
remedy must be taken into account.  Judge Friendly's
concurring opinion in Chemical Bank New York Trust Co. v.
                      -----------------------------------
Kheel, 369 F.2d 845, 848-49 (2d Cir. 1966), articulated
- -----
this fundamental premise:

          I cannot agree that a practice of handling the business of a group of corporations so as to impede or even prevent completely accurate ascertainment of their respective assets and

The Persons listed on
Schedule I hereto
January 27, 1994
Page 21

     liabilities in their subsequent bankruptcy
     justifies failure to make every reasonable
     endeavor to reach the best possible approxima-
     tion in order to do justice to a creditor who
     had relied on the credit of one -- especially
     to a creditor who was ignorant of the loose
     manner in which corporate affairs were being
     conducted.  Equality among creditors who have
                 ---------------------------------
     lawfully bargained for different treatment is
     ---------------------------------------------
     not equity, but its opposite. . . .
     ----------------------------

Id. (emphasis added).  Other prior cases echoed the
- --
concern for creditors prejudiced by substantive consoli-
dation and identified considerations that would later
appear in the Snider Bros. formulation of the balancing
              ------------
test.  See In re Richton Int'l Corp., 12 B.R. 555, 558
       --- -------------------------
(Bankr. S.D.N.Y. 1981) (after analyzing the Vecco Constr.
                                            -------------
"elements," court considered additional element:  "sub-
stantive consolidation . . . will yield an equitable
treatment of creditors without any undue prejudice to any
particular group"); In re Food Fair, Inc., 10 B.R. 123,
                    ---------------------
127 (Bankr. S.D.N.Y. 1981) (equitable treatment without undue prejudice is key factor).

          The court in Snider Bros. reviewed grounds for
                       ------------
substantive consolidation, including the various formula-
tions of the "elements" test appearing in prior deci-
sions.  The Snider Bros. court's synthesis of the appro-
            ------------
priate test for substantive consolidation focused upon objecting creditors' interests instead of "elements" that are largely attributable to the debtors' pre-petition conduct:

          A review of the case law reveals that
     equity has provided the remedy of consolidation in those instances where it has been shown that the possibility of economic prejudice which would result from continued separateness out-weighed the minimal prejudice that consolida-

The Persons listed on
Schedule I hereto
January 27, 1994
Page 22

     tion would cause.  While several courts have
     recently attempted to delineate what might be
     called "the elements of consolidation", [citing
     Vecco Constr. and Food Fair], I find that the
     -------------     ---------
     only real criterion is that which I have re-
     ferred to, namely the economic prejudice of
     continued debtor separateness versus the eco-
     nomic prejudice of consolidation.  There is no
                                        -----------
     one set of elements, which, if established,
     -------------------------------------------
     will mandate consolidation in every instance.
     ----------------------------------------------
     Moreover, the fact that corporate formalities
     ---------------------------------------------
     may have been ignored, or that different debt-
     ----------------------------------------------
     ors are associated in business in some way,
     -------------------------------------------
     does not by itself lead inevitably to the con-
     ----------------------------------------------
     clusion that it would be equitable to merge
     -------------------------------------------
     otherwise separate estates.
     --------------------------

Snider Bros., 18 B.R. at 234 (emphasis added).  The court
- ------------
articulated the following balancing test principles:
(1) the proponent must demonstrate a "necessity for
consolidation, or a harm to be avoided by use of the
equitable remedy of consolidation"; (2) supporting evi-
dence must go beyond a mere showing of commingling or
unity of interest and must demonstrate the harm caused
thereby or prejudice without consolidation; (3) "ele-
ments" are only one factor in the proof of necessity; and
(4) even if the proponent can demonstrate the necessity
for consolidation, objecting creditors possess the de-
fense that the benefits of consolidation do not counter-
balance the harm to the objector.  Id. at 238.
                                   --

          The balancing test formulated in Snider Bros.
                                           ------------
has been adopted, either expressly (see In re Auto-Train
                                    --- ----------------
Corp., 810 F.2d 270, 276 (D.C. Cir. 1987); In re F.A.
- -----                                      ----------
Potts & Co., 23 B.R. 569, 572 (Bankr. E.D. Pa. 1982); In
- -----------                                           --
re Lewellyn, 26 B.R. 246, 251 (Bankr. S.D. Iowa 1982); In
- -----------                                            --
re Donut Queen, Ltd., 41 B.R. 706, 709 (Bankr. E.D.N.Y.
- --------------------
1984); In re DRW Property Co. 82, 54 B.R. 489, 495
       -------------------------
(Bankr. N.D. Tex. 1985); Holywell Corp. v. Bank of New
                         -----------------------------

The Persons listed on
Schedule I hereto
January 27, 1994
Page 23

York, 59 B.R. 340, 347 (S.D. Fla. 1986), appeal dis-
- ----                                     -----------
missed, 838 F.2d 1547 (11th Cir.), cert. denied, 488 U.S.
- ------                 ---------   ------------
823 (1988); In re Baker & Getty Fin. Serv., Inc., 78 B.R.
            ------------------------------------
139, 143 (Bankr. N.D. Ohio 1987); In re Steury, 94 B.R.
                                  ------------
553, 554 (Bankr. N.D. Ind. 1988)) or implicitly (see In
                                                 --- --
re Luth, 28 B.R. 564, 567 (Bankr. D. Idaho 1983) (citing
- -------
Snider Bros. test as another "element"); In re Helms, 48
- ------------                             -----------
B.R. 714, 717 (Bankr. D. Conn. 1985) (balancing interests
is another important factor); In re N.S. Garrott & Sons,
                              -------------------------
48 B.R. 13, 18 (Bankr. E.D. Ark. 1984) (adopting Snider
                                                 ------
Bros. principles as important factors); In re Silver
- -----                                   ------------
Falls Petroleum Corp., 55 B.R. 495, 498 (Bankr. S.D. Ohio
- ---------------------
1985)) by a vast majority of courts.

          Recently, the Eleventh Circuit, in expressly
adopting the approach of Snider Bros., as thereafter
                         ------------
accepted by the D.C. Circuit in In re Auto-train Corp.,
                                ----------------------
formulated the standard in a slightly different manner:

          The D.C. Circuit has elaborated a stan-
     dard, which we adopt today, by which to deter-
     mine whether to grant a motion for substantive
     consolidation.  Under this standard, the propo-
     nent of substantive consolidation must show
     that (1) there is substantial identity between
     the entities to be consolidated; and (2) con-
     solidation is necessary to avoid some harm or
     to realize some benefit. . . .  When this show-
     ing is made, a presumption arises 'that credi-
     tors have not relied solely on the credit of
     one of the entities involved.' . . . Once the
     proponent has made this prima facie case for
     consolidation, the burden shifts to an object-
     ing creditor to show that (1) it has relied on
     the separate credit of one of the entities to
     be consolidated; and (2) it will be prejudiced
     by substantive consolidation. . . .  Finally,
     if an objecting creditor has made this showing, 'the court may order consolidation only if it

The Persons listed on
Schedule I hereto
January 27, 1994
Page 24

     determines that the demonstrated benefits of consolidation heavily outweigh the harm.'

Eastgroup Properties v. Southern Motel Assoc., Ltd., 935
- ---------------------------------------------------
F.2d 245, 249 (11th Cir. 1991) (citations omitted).

          The burden of proof is placed on the parties
seeking substantive consolidation, Silver Falls Petroleum
                                   ----------------------
Corp., 55 B.R. at 498, irrespective of whether substan-
- -----
tive consolidation is sought by motion or through a
confirmed plan of reorganization.  Id.  Moreover, the
                                   --
"burden of proof for those seeking consolidation is
substantial."  N.S. Garrott & Sons, 48 B.R. at 18.  The
               -------------------
court in Snider Bros. required a threshold showing of
         ------------
more than the mere presence of substantive consolidation
"elements."  Snider Bros., 18 B.R. at 238; accord In re
             ------------                  ------ -----
Coventry Energy Corp., 5 Bankr. Ct. Dec. 98, 99 (Bankr.
- ---------------------
S.D. Ohio 1979).  If successful on the issue of necessi-
ty, the proponents must carry the burden of demonstrating
that the benefits of consolidation outweigh the prejudice
to creditors.  Id.  Finally, the objecting creditors are
               --
charged with the burden of proof on defenses to consoli-
dation, including the issues of creditor reliance and the
question of whether the benefits of consolidation out-
weigh the harm.  Id.
                 --

          Notwithstanding the widespread acceptance of
the Snider Bros. balancing analysis, there remain several
    ------------
unsettled issues.

          The significance of the presence of the sub-
stantive consolidation "elements" is unclear.  Snider
                                               ------
Bros. and those cases directly following its balancing
- -----
standard tend to relegate proof of the substantive con-
solidation "elements" to a secondary role, i.e., the
                                           ----
"elements," in aggregate, may be considered as a single
factor in the balancing analysis.  Snider Bros., 18 B.R.
                                   ------------
at 234. However, some courts take the opposite approach by treating the conclusion reached under the balancing

The Persons listed on
Schedule I hereto
January 27, 1994
Page 25

test as another, albeit important, "element" in the
substantive consolidation "elements" analysis followed by
Vecco Constr. and many of the earlier cases.  See, e.g.,
- -------------                                 ---  ----
In re Luth, 28 B.R. 564, 567 (Bankr. D. Idaho 1983)
- ----------
(citing Snider Bros. test as another "element").
        ------------
Augie/Restivo represents a third approach that results in
- -------------
the reduction of the traditional "elements" to a single
significant factor, financial entanglement, and applica-
tion of the balancing test with emphasis on the reliance
of proponents on the consolidated credit of the debtors.
Finally, Eastgroup Properties views the elements as
         --------------------
factually relevant to a determination by the court as to substantial identity between the entities and the neces-sity for consolidation. Accordingly, traditional sub-stantive consolidation "elements" analysis retains some vitality under the more recent case law, although the importance of this analysis is unsettled.

          Snider Bros. compels proponents to prove the
          ------------
necessity of consolidation or the substantial benefits to
be derived therefrom.  The determination of substantive
consolidation benefits is, however, dependent on a
court's perspective of the type of benefit that is pro-
moted by consolidation.  It is unclear under reported
decisions whether the appropriate benefit is
distributional, i.e., reallocation of certain creditors'
                ----
rights to a greater number of other creditors, or a net
collective benefit for all creditors, i.e., substantive
                       ---            ----
consolidation results in an economic advantage for the
consolidated estates that exceeds the extent of prejudice
to certain creditors' interests.  Compare In re I.R.C.C.,
                                  ------- ---------------
Inc., 105 B.R. 237, 242 (Bankr. S.D.N.Y. 1989) ("The
- ----
critical issue is whether the same trustee in bankruptcy
of each entity may pool their assets for the benefit of
                                             ----------
all their creditors collectively, rather than liquidating
- --------------------------------
each debtor separately . . ."; "The trustee's motion for
substantive consolidation . . . is made in furtherance of
his duty to ensure the equitable treatment of all credi-
                                              ----------
tors."; emphasis added); In re Augie/Restivo Baking Co.,
- ----                     -------------------------------

The Persons listed on
Schedule I hereto
January 27, 1994
Page 26

Ltd., 860 F.2d 515, 518 (2d Cir. 1988) (purpose of sub-
- ----
stantive consolidation is equitable treatment of all
                                                 ---
creditors) with In re Baker & Getty Fin. Serv., Inc., 78
- ---------  ---- ------------------------------------
B.R. 139, 141 (Bankr. N.D. Ohio 1987) (substantive con-
solidation "to effect a more equitable distribution of
                        --------------
property among creditors"; emphasis added); Eastgroup
                                            ---------
Properties v. Southern Motel Assoc., Ltd., 935 F.2d 245,
- -----------------------------------------
250 (11th Cir. 1991) (relevant factor supporting consoli-
dation is that "absent substantive consolidation, the
majority of creditors will receive only a small portion
of their claims, while the equity interest holders may
receive a substantial distribution", referring to the
findings made by the bankruptcy court; the court in
Eastgroup Properties also appears to have viewed the fact
- --------------------
that administrative and other priority claimants of one
of the estates would receive a larger portion of their
claims, as opposed to pre-petition unsecured creditors of
the other estate, if consolidation were approved as a
factor supporting its decision); In re Luth, 28 B.R. 564,
                                 ----------
568 (Bankr. D. Idaho 1983) ("The likelihood of creditors
[of one of the debtors] receiving a dividend are small or
nonexistent should consolidation be denied.").  If
distributional benefits are properly considered under the
balancing test, which seems to be inconsistent with
Snider Bros. and certain of its progeny, but which may be
- ------------
viewed as supported by the court's discussion in
Eastgroup Properties, the proponent's burden to demon-
- --------------------
strate a substantial justification for consolidation may be more readily satisfied.

          Another area of uncertainty under the balancing
test is the approach taken by the courts with respect to
asserted prejudice to an objecting creditor's interests
or its reliance on the credit of separate debtors.  Some
courts apply an objective standard that relates to the
degree of adverse economic impact that would result from
consolidation.  Steury, 94 B.R. at 555 ("Before embarking
                ------
upon a broad discussion of the intricacies of bankruptcy law, it is appropriate to first consider the relative

The Persons listed on
Schedule I hereto
January 27, 1994
Page 27

rights of the debtors and their creditors under state
law.  In this way we will have a standard against which
      -------------------------------------------------
any prejudice, that might befall either of them, can be
- -------------------------------------------------------
measured"; emphasis added).  Other courts apply a subjec-
- --------
tive standard, which measures prejudice caused by a
creditor's subjective expectations at the time credit was
extended.  See Snider Bros., 18 B.R. at 238 (reference to
           --- ------------
harm to creditor who looked solely to credit of single
debtor); Donut Queen, 41 B.R. at 709 (when creditors
         -----------
treat their debtor "as a distinct and separate entity,
consolidation would be manifestly prejudicial"); In re
                                                 -----
Helms, 48 B.R. at 717.  Some courts seem to apply subjec-
- -----
tive and objective standards:

          In this case there has been no proof of-
     fered that any creditor relied on solely one or
     the other of the entities Tyler seeks to con-
     solidate.  Further, there is no evidence that a
                ------------------------------------
     consolidation would tend to improve the finan-
     ----------------------------------------------
     cial position of any group of creditors as com-
     -----------------------------------------------
     pared with another.
     ------------------

Lewellyn, 26 B.R. at 252 (emphasis added).  This lack of
- --------
clarity on the appropriate standard to be applied to
objecting creditors' principal defense to substantive
consolidation contributes to the unpredictability of
whether substantive consolidation should be granted under
circumstances that may substantially impair the rights of
objectors who cannot demonstrate that they actually
relied exclusively on their debtor's creditworthiness
(e.g., creditors with affiliate guaranties, cross-de-
 ----
faults and cross-collateralization).  The objecting
creditor in Eastgroup Properties, for example, failed in
            --------------------
its attempt to demonstrate adequate reliance on its debtor, with no suggestion as to what type of proof would have sufficed.

     While we acknowledge that they have shown that they will be prejudiced by substantive consoli-

The Persons listed on
Schedule I hereto
January 27, 1994
Page 28

     dation, we do not believe that appellants have
     established that they relied solely on SMA's
                                  ------
     separate credit in dealing with SMA.  Appel-
     lants point to two pieces of evidence which,
     they contend, prove that they relied on the
     separate credit of SMA: (1) . . . both GPH and
     SMA held themselves out to the public and to
     their creditors as separate corporations and
     (2) the fact that Eastgroup pursued a court
     fight over the identity of the tenant in the
     lease contracts with Eastgroup . . . .  That
     GPH and SMA may have held themselves out to the public and to their creditors as separate cor-porations does not mean that appellants did not rely on the credit of both corporations. Nor does Eastgroup's litigations over the identity of its tenant satisfy its burden. That litiga-tion only proves that Eastgroup's tenant was SMA; it proves nothing about whether Eastgroup relied on SMA's separate credit in deciding to deal with SMA.

935 F.2d at 251-52 (emphasis added).

          Based on the facts set forth above, and subject to the discussion contained herein and the reasoned analysis of analogous case law (although there is no precedent directly on point), notwithstanding that cer-tain aspects of the law in this area remain unsettled as discussed above, in the event that AnnTaylor were to be a debtor in a case under the Bankruptcy Code, for the reasons, among others, set forth below, it is our opinion that regardless of which of the approaches or standards discussed herein the court would elect to follow, it would not be a proper exercise by the court of its equi-table discretion to disregard the separate corporate existence of Funding so as to order substantive consoli-dation under the Bankruptcy Code of the assets and lia-

The Persons listed on
Schedule I hereto
January 27, 1994
Page 29

bilities of Funding with the bankruptcy estate of AnnTaylor.

          First, the financial and business affairs of Funding will be segregated and readily distinguishable from those of AnnTaylor. Thus, assets and liabilities of Funding and of AnnTaylor will be ascertainable in bank-ruptcy or otherwise so as to preclude valid assertions of financial entanglement as support for substantive consol-idation under any of the standards discussed above.

          Second, each of Funding and AnnTaylor will strictly observe all corporate and other statutory for-malities. As a result of strict compliance with appro-priate formalities and preservation of all indicia of separateness, third parties should not reasonably rely on the assets of Funding to satisfy obligations of AnnTaylor. It should be difficult for any such third party to persuade a court that substantive consolidation is warranted under the balancing test or substantive consolidation "elements" approach because of the lack of any actual prejudice to creditors' interests associated with the recognition of separate entities.

          Third, the absence of the more egregious "ele-ments" discussed above (other than those present in most instances involving affiliated entities as indicated in the discussion) which would support a finding that Fund-ing is an alter ego or instrumentality of AnnTaylor favor denial of substantive consolidation. Specifically, (1)
Funding will have at least one Independent Director, (2)
Funding should not have inadequate capital for its in-tended purposes, (3) Funding will provide for its expens-es on an ongoing basis, and such expenses will not be routinely paid by AnnTaylor, nor will any losses of Funding be paid by AnnTaylor, (4) by virtue of the trans-actions contemplated by the Receivables Financing Agree-ment, Funding will be engaged in meaningful business activities with third parties other than AnnTaylor, (5)

The Persons listed on
Schedule I hereto
January 27, 1994
Page 30

Funding will not be referred to as a division or depart-ment of AnnTaylor, (6) the directors and officers of Funding are expected to act in the interests of Funding, and are not expected to act contrary to those interests at the direction of AnnTaylor, (7) as indicated above, all formal legal requirements relating to Funding will be strictly observed, (8) as indicated above, there should be no difficulty in segregating and ascertaining respec-tive assets and liabilities, (9) while Funding would be included in AnnTaylor's consolidated financial state-ments, such statements will not reflect the assets of Funding as belonging to AnnTaylor, (10) there is no bene-fit to consolidation at a single physical location in the context of this arrangement, (11) there is no commingling of business functions among AnnTaylor and Funding -- the activities of Funding are expected to be entirely sepa-rate from whatever business activities AnnTaylor may otherwise be engaged in except to the extent that AnnTaylor is involved in the transactions contemplated by the Receivables Financing Agreement by virtue of acting as Servicer thereunder, and to the extent that such commingling arises from in-store collections, in the manner indicated above, (12) there will be no guarantees made by AnnTaylor with respect to obligations of Funding and there will be no guarantees made by Funding with respect to obligations of AnnTaylor, and (13) there will be no transfers of assets, without formal observance of corporate formalities.

          Fourth, in the case of a court applying some variation of the balancing test, not only should credi-tors of AnnTaylor be unable to demonstrate any harm to be remedied by substantive consolidation with respect to creditor reliance and expectations that the assets of Funding would be available to satisfy their claims or otherwise served as a basis for extending credit, but from a policy perspective there would appear to be no incentive to collapse Funding. Funding was neither established for the purpose of perpetrating a fraud or

The Persons listed on
Schedule I hereto
January 27, 1994
Page 31

circumventing public policy, nor would the continued recognition of Funding as an entity distinct from AnnTaylor lead to such a result. Moreover, the Lender, the Administrator and the Relationship Bank will have relied on the separate legal existence of Funding, and would likely be materially harmed by a failure to respect the separate existence of Funding.

          The foregoing opinion is expressly subject to there being no material change in the law, and there being no additional facts which would materially affect the validity of the assumptions and conclusions set forth herein or upon which this opinion is based. However, in the course of our representation of AnnTaylor, we have not become aware of any additional facts which would materially affect the validity of such assumptions and conclusions.

          This opinion is being furnished to you solely for your benefit is not to be used, quoted, relied upon or otherwise referred to for any other purpose without our express written permission.

                              Very truly yours,

                                                Exhibit A
                                                ---------




                  OFFICER'S CERTIFICATE
                 AnnTaylor Funding, Inc.

          The undersigned, Bert A. Tieben, hereby certi-fies as follows:

          1.      He is the duly elected Vice President
of AnnTaylor Funding, Inc. ("Funding"), and is authorized to execute and deliver this Certificate on behalf of Funding.

          2.      This Certificate is executed and deliv-
ered knowing that it will be relied upon by Skadden, Arps, Slate, Meagher & Flom (the "Law Firm") in connec-tion with a legal opinion (the "Opinion") to be delivered on the date hereof by the Law Firm to the persons listed on Schedule I to the Opinion, which Opinion addresses certain bankruptcy issues related to substantive consoli-dation and property of the estate of AnnTaylor, Inc.

          3.      The undersigned is familiar with the
transactions and other factual matters described in the Opinion, and has made such investigations and inquiries, including, without limitation, of personnel and employees of Funding having familiarity with such transactions and factual matters, as may be necessary to enable the under-signed to execute and deliver this Certificate.

          4.      The undersigned has reviewed the Opin-
ion and, with respect to the factual assumptions set forth under "Assumptions of Fact" preceding the discus-sion in the Opinion, hereby certifies that (i) each factual statement contained therein relating to Funding is, to the best of his knowledge after due inquiry, true and correct and does not fail to state a material fact the omission of which makes the statement as it appears incomplete or misleading, (ii) with respect to factual statements contained therein which relate to parties to the transactions discussed other than Funding, while the undersigned expressly disclaims any certification hereby as to the truth, correctness or completeness of such other statements, based on the undersigned's participa-tion in the subject transactions, the undersigned does not have actual knowledge that the statements contained therein relating to parties other than Funding are un-true, incorrect or incomplete so as to be misleading.

          5.      To the best of his knowledge, there are
no additional facts which would materially affect the truth, correctness or completeness of the matters certi-fied herein.

          IN WITNESS WHEREOF, the undersigned has execut-ed this Certificate as of the ____ day of January 1994.

                              AnnTaylor Funding, Inc.


                              -------------------------
                              Name:  Bert A. Tieben
                              Title: Vice President

                                                Exhibit B
                                                ---------



                  OFFICER'S CERTIFICATE
                     AnnTaylor, Inc.

          The undersigned, Bert A. Tieben, hereby certi-fies as follows:

          1.      He is the duly elected Senior Vice
President of AnnTaylor, Inc. ("AnnTaylor"), and is autho-rized to execute and deliver this Certificate on behalf of AnnTaylor.

          2.      This Certificate is executed and deliv-
ered knowing that it will be relied upon by Skadden, Arps, Slate, Meagher & Flom (the "Law Firm") in connec-tion with a legal opinion (the "Opinion") to be delivered on the date hereof by the Law Firm to the persons listed on Schedule I to the Opinion, which Opinion addresses certain bankruptcy issues related to substantive consoli-dation and property of the estate of AnnTaylor.

          3.      The undersigned is familiar with the
transactions and other factual matters described in the Opinion, and has made such investigations and inquiries, including, without limitation, of personnel and employees of AnnTaylor having familiarity with such transactions and factual matters, as may be necessary to enable the undersigned to execute and deliver this Certificate.

          4.      The undersigned has reviewed the Opin-
ion and, with respect to the factual assumptions set forth under "Assumptions of Fact" preceding the discus-sion in the Opinion, hereby certifies that (i) each factual statement contained therein relating to AnnTaylor is, to the best of his knowledge after due inquiry, true and correct and does not fail to state a material fact the omission of which makes the statement as it appears incomplete or misleading, (ii) with respect to factual statements contained therein which relate to parties to the transactions discussed other than AnnTaylor, while the undersigned expressly disclaims any certification hereby as to the truth, correctness or completeness of such other statements, based on the undersigned's partic-ipation in the subject transactions, the undersigned does not have actual knowledge that the statements contained therein relating to parties other than AnnTaylor are un-true, incorrect or incomplete so as to be misleading.

          5.      To the best of his knowledge, there are
no additional facts which would materially affect the truth, correctness or completeness of the matters certi-fied herein.

          IN WITNESS WHEREOF, the undersigned has execut-ed this Certificate as of the ____ day of January 1994.

                              AnnTaylor, Inc.


                              -------------------------
                              Name:  Bert A. Tieben
                              Title: Sr. Vice President

                        SCHEDULE I


Clipper Receivables Corporation
P.O. Box 4024
Boston, Massachusetts  02101

State Street Boston Capital Corporation
225 Franklin Street
Boston, Massachusetts  02110

PNC Bank, National Association
Fifth Avenue and Wood Street
Pittsburgh, Pennsylvania  15265

Moody's Investors Service
99 Church Street
New York, New York 10007

Standard & Poor's Corporation
26 Broadway, 15th Floor
New York, New York 10004

                                                 EXHIBIT 5.01(h)(v)


















                         January 27, 1994






Persons Listed on
Schedule I Hereto

Re:  Receivables Facility of AnnTaylor, Inc. and
     AnnTaylor Funding, Inc.
     -------------------------------------------

Ladies and Gentlemen:

     We have acted as special Connecticut counsel to AnnTaylor Funding, Inc., a Delaware corporation (the "Company"), to advise the Company with respect to the perfection, in Connecticut, of the security interest to be granted by the Company to Clipper Receivables Corporation (the "Lender") pursuant to the Receivables Financing agreement, dated as of January 27, 1994 (the "Receivables Financing Agreement"), among the Company, Clipper Receivables Corporation (the "Lender"), AnnTaylor, Inc. ("AnnTaylor"), as Servicer, State Street Boston Capital Corporation (the "Administrator"), and PNC Bank, National Association (the "Relationship Bank"), and certain other agreements, instruments and documents related to the Purchase Agreement and the Receivables Financing Agreement. This opinion is being delivered pursuant to
Section 5.01(h)(iii) of the Receivables Financing Agreement. Capitalized terms used herein are not otherwise defined herein shall have the same meanings herein as set forth in Appendix A to the Receivable Financing Agreement.

January 27, 1994
Page 2







     In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of the Company and its officers and other representatives and of public officials.

     In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

          (a)  the Receivables Financing Agreement;

          (b) signed, unfiled copies of the financing statement under the Uniform Commercial Code as in effect in the State of Connecticut, naming the Company as debtor and the Lender as the secured party, which we understand and have assumed will be filed within ten days of the grant of a security interest in the Pool Receivables from the Company to the Lender, in the office of the Secretary of the State of the State of Connecticut (the "Filing Office") (such financing statement, the "Financing Statement");

          (c) a search report provided by Lexis Document Services, dated January 19, 1994 and covering the period through December 30, 1993 listing financing statements that name the Company as debtor and that are filed in the Filing Office, together with copies of such financing statements, a summary of which search report is attached as Exhibit A hereto (the "Search Report"); and

          (d) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

     Unless otherwise indicated, references in this opinion to the "Connecticut UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of Connecticut.

     Members of our firm are admitted to the bar of the State of Connecticut. We express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of Connecticut, and (ii) the federal laws of the United States of America to the extent specifically referred to herein.

     Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

January 27, 1994
Page 3







     1. The Financing Statement is in appropriate form for filing in the Filing Office under the Connecticut UCC.

     2. To the extent that the chief executive office of the Company is located in the State of Connecticut, the security interest in favor of the Lender in the portion of the Pool Receivables that constitutes accounts or general intangibles (each as defined in Article 9 of the Connecticut UCC) (the "Article 9 Filing Collateral") will be perfected upon the later of
(i) attachment of the security interest and (ii) the filing of the Financing Statement in the Filing Office. No other security interest of any other transferee from the Company is equal or prior to the security interest of the Lender in such Article 9 Filing Collateral.

     The opinions expressed herein are subject to the following qualifications, exceptions and limitations:

          (a) we express no opinion with respect to the validity of the security interest of the Lender but have assumed for purposes of the opinions set forth herein that such security interest is valid under the laws of the State of New York;

          (b) we have assumed that the Article 9 Filing Collateral exists and the Company has sufficient rights in the Article 9 Filing Collateral for the security interest of the Lender to attach, and we express no opinion as to the nature or extent of the Company's rights in or title to any Article 9 Filing Collateral;

          (c) we call to your attention that Section 552 of the United States Bankruptcy Code limits the extent to which property acquired by the debtor after the commencement of a case under the United States Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by such debtor before the commencement of such case;

          (d) we call to your attention that the security interest of the Lender in proceeds, and the perfection of such security interest, is limited to the extent set forth in Section 9-306 of the Connecticut UCC and to property of a type subject to the Connecticut UCC;

          (e) we call to your attention that the security interest of the Lender may be subject to the rights of account debtors, claims and defenses of account debtors and the terms of agreements with account debtors;

          (f) we express no opinion regarding the security interest of the Lender in any of the Article 9 Filing Collateral consisting of claims against any government or governmental agency

January 27, 1994
Page 4







(including, without limitation, the United States of America or any state thereof or any agency or department of the United States of America or any state thereof);

          (g) in the case of any account or general intangible which is itself secured by other property, we express no opinion with respect to the rights of the Lender in and to such underlying property;

          (h) we have assumed that the chief executive office of the Company as of the date of filing of the Financing Statement is located either in the State of New York or in the State of Connecticut, and we express no opinion with respect to the perfection or priority of the security interest of the Lender in the Article 9 Filing Collateral to the extent that the chief executive office of the Company is located in the State of New York or in any jurisdiction other than the State of Connecticut;

          (i) we call to your attention that the perfection of the security interest of the Lender in Article 9 Filing Collateral may be governed by laws other than the Connecticut UCC if the chief executive office of the Company is or becomes located in a jurisdiction other than Connecticut;

          (j) we call to your attention that (i) the perfection of the security interest of the Lender as to the Article 9 Filing Collateral will be terminated as to any such property acquired by the Company more than four months after the Company changes its name, identity or corporate structure so as to make the Financing Statement seriously misleading unless new appropriate financing statements indicating the new name, identity or corporate structure of the Company are properly filed before the expiration of such four months, and (ii) the Connecticut UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the filing of the original Financing Statement or the filing of any continuation statements in order to maintain the effectiveness of the original Financing Statement;

          (k) we express no opinion as to the priority of the security interest of the Lender in the Article 9 Filing Collateral against: (i) any liens, claims or other interests that arise by operation of law and do not require any filing or possession in order to take priority over security interests perfected through the filing of a financing statement; (ii) any lien, claim or encumbrance in favor of the United States of America or any State, or any agency or instrumentality of either of them or any other governmental entity (including, without limitation, federal tax liens, liens arising under the Employee Retirement Income Security Act of 1974, as amended, or claims given priority pursuant to 31

January 27, 1994
Page 5







U.S.C. Sec. 3713); (iii) a lien creditor who attached or levied prior to the perfection of the security interest of the Lender; (iv) a lien creditor with respect to future advances to the extent set forth in Section 9-301(4) of the Connecticut UCC; (v) another secured creditor with respect to any future advances to the extent set forth in Section 9-312(7) of the Connecticut UCC; (vi) a security interest perfected under the laws of another jurisdiction to the extent that the Company had its chief executive office in such jurisdiction within four months prior to the date of the perfection of the security interest of the Lender; (vii) a security interest perfected without filing any financing statement pursuant to Section 9-302(1) of the Connecticut UCC; (viii) a security interest perfected by filing a financing statement naming the Company as debtor using a trade name, fictitious name or previous name; (ix) the holder of a perfected "purchase money security interest" as such term is defined in Section 9-107 of the Connecticut UCC; (x) another secured party with a perfected security interest in other property of the Company to the extent the Pool Receivables are proceeds of such other creditor's collateral; (xi) any person who has entered into a subordination or intercreditor agreement with the Lender; (xii) any claim for wages, salary or other compensation; (xiii) a purchaser of accounts purchased as part of the sale of the business out of which they arose; (xiv) an assignment of accounts for purposes of collection only or a transfer of a single account; (xv) any claim arising out of tort or any surety who is subrogated to the rights of the Company; or (xvi) the security interest of a creditor who filed a financing statement based on a prior or incorrect location of the chief executive office of the Company to the extent such other financing statement would be effective under Section 9-401(2) or
(3) of the Connecticut UCC; (xvii) a security interest or lien existing by reason of a security interest in or lien upon such collateral or upon any goods the sale or disposition of which has given rise to such collateral, which security interest or lien was created by or levied against any prior owner of any interest in such collateral or goods; and

          (l) we have assumed that (i) all relevant financing statements in which the Company is named as debtor have been properly filed(except for the Financing Statements), indexed and recorded in the Filing Office and are identified in the Search Report and (ii) no financing statements naming the Company as debtor were filed in the filing Office between the effective date of the Search Report and the date of the filing of the Financing Statement in the Filing Office.

January 27, 1994
Page 6







     This opinion is being furnished only to you and is solely for your benefit and is not to be used, quoted, relied upon or otherwise referred to by any other Person or for any other purposes without our prior written consent.

                              Very truly yours,

                              TYLER, COOPER & ALCORN



                              By _______________________
                                 Joseph C. Lee,
                                   A Partner

January 27, 1994
Page 7








                             SCHEDULE I
                             ----------




                    Clipper Receivables Corporation
                    P.O. Box 4024
                    Boston, Massachusetts  02201


                    State Street Boston Capital Corporation
                    225 Franklin Street
                    Boston, Massachusetts  02110


                    PNC Bank, National Association
                    Fifth Avenue and Wood Street
                    Pittsburgh, Pennsylvania 15265

                    Standard & Poor's Ratings Group
                    25 Broadway
                    New York, New York 10004

                    Moody's Investors Service, Inc.
                    99 Church Street
                    New York, New York 10007

                                         SCHEDULE 6.01(n)
                                         ----------------


                  List of Offices Where
                     Records Are Kept
                  ---------------------


AnnTaylor Funding, Inc.
- -----------------------

Chief place of business and chief executive office:

     414 Chapel Street
     New Haven, Connecticut 06511

or

     142 West 57th Street
     New York, New York 10019

location of books and records, etc:

     142 West 57th Street
     New York, New York 10019

     414 Chapel Street
     New Haven, Connecticut 06511

                                         SCHEDULE 6.01(o)
                                         ----------------


                  List of Lock-Box Banks
                  ----------------------


AmSouth (Bank) N.A.
1900 5th Avenue North
Birmingham, Alabama 35203
Account Number: 55976026

                                               SCHEDULE 6.01(p)-1


                            ANN TAYLOR
                     Credit Card Application

ANN TAYLOR                                CREDIT CARD APPLICATION
                                          -----------------------

FOR STORE USE ONLY

STORE            EMPLOYEE NO            WEEKLY      SEMI-MO
     ----------             ----------        -----         -----
    CHECK BOX FOR INSTANT CREDIT  ACCOUNT NUMBER
- ---                                              -----------------



- -----------------------------------------------------------------

INSTRUCTIONS TO APPLICANT: 1. If you are applying for an individual account and relying on your own income or assets for repayment of the credit requested, do not complete the shaded section. 2. If you are applying for a joint account, complete both sections of application; if joint applicant is not a spouse, both applicants must sign the Retail Installment Credit Agreement in the place provided below. 3. If you are applying for an individual account but are relying on income from alimony, child support or separate maintenance for repayment of the credit requested, complete both sections, providing information about the person on whose alimony, support or maintenance payment you are relying. 4. Alimony, child support or separate maintenance need not be revealed under "Other Income" if you do not wish to have it considered as a basis for repaying this obligation.

- ------------------------------------------------------------------

TYPE OF CREDIT CARD ACCOUNT REQUESTED - CHECK ONE
INDIVIDUAL ACCOUNT in one name and based solely on your own credit worthiness. Applicant if married, may apply for an Individual Account.

JOINT ACCOUNT is based on credit worthiness of both Applicant and Co-applicant. Both will be mutually liable and responsible for payments.

                                           COMPLETE FOR APPLICANT
                                           ----------------------

LAST NAME           FIRST, INITIAL                  DATE OF BIRTH
                                                       /   /
- -----------------------------------------------------------------
SOCIAL SECURITY               HOME TELEPHONE
                               (      )
- -----------------------------------------------------------------
PRESENT ADDRESS (STREET AND NUMBER)     CITY STATE     ZIP

- -----------------------------------------------------------------
     OWN         RENT          OTHER            YRS           MOS
- ----        ----          ----            -----         -----
PREVIOUS ADDRESS (IF PRESENT IS LESS THAN THREE YEARS)

- -----------------------------------------------------------------
CITY                STATE          ZIP
                                                    YRS       MOS
- --------------------------------------------   ----      ----
APPLICANT'S EMPLOYER

- -----------------------------------------------------------------
ANNUAL SALARY            UNDER $15,000            15,000 - 24,999
                    ----                     ----
                         25,000 - 34,999          35,000 - 49,999
                    ----                     ----
                         50,000 - 74,999          75,000 - ABOVE
                    ----                     ----

BUSINESS ADDRESS              POSITION                 YRS   MOS

- ---------------------------   ---------------------    ----  ----
BUSINESS TELEPHONE       IF SELF EMPLOYED NAME OF BUSINESS
(     )
- --------------------     ----------------------------------------
TYPE OF BUSINESS                   BUSINESS BANK REFERENCE

- -------------------------------    ------------------------------
PREVIOUS EMPLOYER                  BUSINESS ADDRESS

- -------------------------------    ------------------------------
POSITION                                          # YRS     # MOS
         -----------------------------------  ----       ----
IF FULL TIME COLLEGE STUDENT, LIST SCHOOL

- -----------------------------------------------------------------
SENIOR OR GRADUATE STUDENT          YES       NO
                               ----      ----
SOURCE AND AMOUNT OF OTHER INCOME (SEE INSTRUCTIONS #4 ABOVE)

- -----------------------------------------------------------------
CHARGE REFERENCES: FIRM NAME                 ACCOUNT NUMBER

- -----------------------------------------    --------------------
FIRM NAME                                    ACCOUNT NUMBER

- -----------------------------------------    --------------------
FIRM NAME                                    ACCOUNT NUMBER

- -----------------------------------------    --------------------
IF YOUR CREDIT REFERENCES CAN BE VERIFIED IN ANOTHER NAME, PRINT
THAT NAME HERE
               --------------------------------------------------
NAME AND ADDRESS OF NEAREST RELATIVE NOT LIVING WITH YOU

- -----------------------------------------------------------------
TELEPHONE  (  )
(     )
- ----------------------------

                        COMPLETE FOR SPOUSE OR OTHER CO-APPLICANT
                        -----------------------------------------

CO-APPLICANT NAME                  RELATIONSHIP TO APPLICANT

- -------------------------------    ------------------------------
DATE OF BIRTH       SOCIAL SECURITY           HOME TELEPHONE
    /      /                                  (    )
- ------------------  ------------------------  -------------------
PRESENT ADDRESS (STREET AND NUMBER)     CITY STATE     ZIP

- -----------------------------------------------------------------
     OWN         RENT          OTHER            YRS           MOS
- ----        ----          ----            -----         -----
C0-APPLICANT'S EMPLOYER

- -----------------------------------------------------------------
ANNUAL SALARY            UNDER $15,000            15,000 - 24,999
                    ----                     ----
                         25,000 - 34,999          35,000 - 49,999
                    ----                     ----
                         50,000 - 74,999          75,000 - ABOVE
                    ----                     ----
BUSINESS ADDRESS              POSITION                 YRS   MOS

- ---------------------------   ---------------------    ----  ----
BUSINESS TELEPHONE       IF SELF EMPLOYED NAME OF BUSINESS
(     )
- --------------------     ----------------------------------------
TYPE OF BUSINESS                   BUSINESS BANK REFERENCE

- -------------------------------    ------------------------------
PREVIOUS EMPLOYER                  BUSINESS ADDRESS

- -------------------------------    ------------------------------
POSITION                                          # YRS     # MOS
         -----------------------------------  ----       ----
IF FULL TIME STUDENT, LIST SCHOOL

- -----------------------------------------------------------------
SENIOR OR GRADUATE STUDENT          YES       NO
                               ----      ----

SOURCE AND AMOUNT OF OTHER INCOME (SEE INSTRUCTIONS #4 ABOVE)

- -----------------------------------------------------------------
CHARGE REFERENCES: FIRM NAME                 ACCOUNT NUMBER

- -----------------------------------------    --------------------
FIRM NAME                                    ACCOUNT NUMBER

- -----------------------------------------    --------------------
FIRM NAME                                    ACCOUNT NUMBER

- -----------------------------------------    --------------------
IF YOUR CREDIT REFERENCES CAN BE VERIFIED IN ANOTHER NAME, PRINT
THAT NAME HERE
               --------------------------------------------------

ADDITIONAL CREDIT CARD FOR AUTHORIZED USER (OTHER THAN CO-
APPLICANT)

- -----------------------------------------------------------------
LAST NAME                          FIRST,         INITIAL

- -----------------------------------------------------------------
=================================================================

TO FIND OUT ABOUT CHANGES IN THE INFORMATION IN THIS APPLICATION,
WRITE TO US AT P.O. BOX 1304, NEW HAVEN, CONNECTICUT 06505.

CALIFORNIA RESIDENTS: After credit approval each applicant shall have the right to use this account to the extent of any credit limit set by the creditor and each applicant may be liable for all amounts of credit extended under this account to any joint applicant.
NOTICE TO OHIO RESIDENTS ONLY: THE OHIO LAWS AGAINST DISCRIMINATION REQUIRE THAT ALL CREDITORS MAKE CREDIT EQUALLY AVAILABLE TO ALL CREDIT WORTHY CUSTOMERS AND THAT CREDIT REPORTING AGENCIES MAINTAIN SEPARATE CREDIT HISTORIES ON EACH INDIVIDUAL UPON REQUEST. THE OHIO CIVIL RIGHTS COMMISSION ADMINISTERS COMPLIANCE WITH THIS LAW.

MARRIED WISCONSIN RESIDENTS ONLY: No provision of any marital property agreement, unilateral statement or court decree, applying to marital property will adversely affect our interests unless we are furnished with a copy of the agreement, statement or decree or we have actual knowledge of its terms before credit is granted or the account is opened. In addition, we are required to ask you to insert the name and address of your spouse here.


- ------------------------------------------------------------------
So that we can provide your spouse with a disclosure required under Wisconsin law.

BEFORE SIGNING BELOW, I HAVE READ THE RETAIL INSTALLMENT CREDIT
AGREEMENT/CREDIT SALE CONTRACT, THE TERMS OF WHICH APPEAR ON THE
REVERSE SIDE AND ARE INCORPORATED HEREIN BY REFERENCE. I
ACKNOWLEDGE RECEIPT OF A COPY OF THE RETAIL INSTALLMENT CREDIT
AGREEMENT/CREDIT SALE CONTRACT.


- -----------------------  --------  -----------------------  -----
BUYER'S SIGNATURE        DATE      CO-BUYER'S CO-SIGNATURE  DATE

ANN TAYLOR RETAIL INSTALLMENT CREDIT
AGREEMENT CREDIT SALE CONTRACT
- ------------------------------------

"You" and "your" refer to each person to whom a credit card is issued or who is authorized to use it, or who signs this Agreement, "we", "us" and "our" refer to Ann Taylor, 414 Chapel
St. New Haven, CT 06511. You agree to pay for all purchases charged by you according to the following terms:

1. COST OF CREDIT: Finance charge will be in amounts and at rates not in excess of those permitted by law and will be assessed on the outstanding balance(s) from month to month. There is never a finance charge in a monthly billing period (a) in which there is no beginning balance ("Previous Balance") or (b) during which "Payments" and "Credits" equal or exceed the "Previous Balance." You will avoid a finance charge if you pay the full amount of the "New Balance" shown on your monthly billing statement within 27 days after the billing date shown on that statement. If you do not, you agree to pay a finance charge, computed by applying a monthly Periodic Rate of 1.75% (ANNUAL PERCENTAGE RATE 21%) to the entire Average Daily Balance, with the following exceptions:

_________________________________________________________________
                                                  ANNUAL
    Residents of:       Periodic Rate         PERCENTAGE RATE
_________________________________________________________________

         AK         1.50% up to $1,000.00         18.00%
                    .660% over $1,000.00           8.00%
_________________________________________________________________

         AL          1.75% up to $750.00          21.00%
                     1.50% over $750.00           18.00%
_________________________________________________________________

         AR                 .660%                  8.00%
_________________________________________________________________

       CA, IA               1.63%                  19.8%
_________________________________________________________________

         MI                 1.70%                 20.40%
_________________________________________________________________

         NE          1.75% up to $500.00          21.00%
                     1.50% over $500.00           18.00%
_________________________________________________________________

CT, DC, FL, HI, KS,
LA, MA, ME, MN, MO,
NC, MD, PA, RI, TX,
VA, WA, WI, WV,             1.50%                 18.00%
_________________________________________________________________

There is a minimum FINANCE CHARGE OF $.50 in any billing period in which the finance charge as figured above would be less than $.50, except there is no minimum FINANCE CHARGE in AR, CT, DC, HI, MD, NC, ND, NE and RI.

2. BALANCE METHOD FOR COMPUTING FINANCE CHARGE: We figure the finance charge on your account by applying the Periodic Rate to the "average daily balance" of your account. To get the "average daily balance" we take the beginning balance of your account each day, add any new purchases (current month's purchases are not included for MA, ME, MN, MT, NM and RI residents) and subtract any payments or credits and any returned check fee and any unpaid finance charge. This gives us the daily balance. Then, we add up all the daily balances for the billing cycle and divide the total by the number of days in the billing cycle. This gives us the "average daily balance".

3. MINIMUM PAYMENT: Each month you agree to make a minimum payment of at least 1/5 of the "New Balance" shown on your bill, but not less than $20 (or your entire "New Balance" if it is less than $20) and any past due amount. At any time you may pay more than the minimum amount due, or you may pay the full unpaid balance.

4. DEFAULT: If you fail to make any payment as agreed, or if you file for bankruptcy, we have the right to demand payment of the full unpaid balance on your account, subject to any right you may have to receive notice of and to cure your default (except in WI you will not be in default until you fail to make a minimum payment on two occasions within a 12-month period). If your account is referred for collection to an attorney who is not our salaried employee, you agree to pay a reasonable attorney's fee of 20% of the balance owed (15% of the balance owed in MT and SC), or such lesser amount that is permitted by law, and any court costs. No attorney's fees will be imposed in AL (when the unpaid balance is under $300), IA, KS, ME, NE, OH, or WI.

5. RETURNED CHECK FEE: If any check sent to us in payment on your account is returned to us unpaid by the bank, we may charge you a reasonable processing fee of $15 ($10 in AZ, AR, FL, ID, IL, IA,KS, MD, MS, ND, NY, OK, WI; 5% of the check up to $15 in LA; $5 in CA and VT) to cover our collection costs, or such lesser amount as may be authorized by law, and you agree that we may add such fee to the balance due in your account. This fee is not imposed if you live in AK, DE, ME, MA, MO, NE, NJ, OH, OR, PA, WV or WY.

6. CANCELLING OR LIMITING CREDIT: We have the right to cancel or limit your credit at any time. Any credit card issued under this Agreement remains our property, and you agree to return it to us upon request.

7. CHANGE IN THIS AGREEMENT: We have the right to change any term in this Agreement at any time by giving you notice of the intended change or as otherwise permitted by law. If you use this account after the effective date of the change, you will have agreed to the new terms, and to the extent permitted by law, at our option we may apply any new terms to your entire account balance. If you do not agree to the change, you will return the credit card and pay the full unpaid balance under the original Agreement.

8. CREDIT INVESTIGATION: You give us permission to obtain a credit report in connection with this application or in connection with an update, renewal or extension of credit. Upon your request, you will be informed whether such a report was requested and, if it was, you will be told the name and address of any consumer reporting agency that furnished such a report. You authorize us to investigate your credit standing by obtaining credit reports and by making direct inquiries of businesses where you have accounts or where you work, and also to furnish information concerning your performance under this account to consumer reporting agencies and others who may properly receive that information.

9. BILLING INQUIRIES: See the bottom of this Agreement for important information regarding your rights to dispute billing errors.

10. WHAT LAW APPLIES: This Agreement will be governed by the laws of your state of residence. Your state of residence will be determined by the address to which we mail your monthly statement. If you move, you agree to promptly notify us in writing, and thereafter your entire account balance will be subject to the terms applicable to your new state of residence. MARYLAND RESIDENTS: Seller elects to be governed by Title 12, Subtitle 9 of the Maryland Commercial Law Article.
NOTICE TO TEXAS RESIDENTS: To contact Ann Taylor about this account call 1-800-999-4554. This contract is subject in whole or in part to Texas Law which is enforced by the Consumer Credit Commissioner, 2601 North Lamar Boulevard, Austin, TX 78705-4207. Phone (512) 479-1285, 1-800-538-1579. Contact the commissioner relative to any inquiries or complaints.

NOTICE: ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

NOTICE TO THE BUYER: 1. DO NOT SIGN THIS CREDIT AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACE. 2. YOU ARE ENTITLED TO A COMPLETELY FILLED IN COPY OF THIS CREDIT AGREEMENT.
3. YOU MAY AT ANY TIME PAY THE TOTAL BALANCE OUTSTANDING UNDER THIS AGREEMENT. 4. KEEP THIS AGREEMENT TO PROTECT YOUR LEGAL RIGHTS. HI RESIDENTS: THIS CONTRACT IS COVERED BY HAWAII'S CREDIT SALE LAW, AND YOU HAVE THE RIGHTS OF A BUYER UNDER THAT LAW. YOU ALSO HAVE RIGHTS UNDER OTHER STATE AND FEDERAL LAWS.

ADDITIONAL NOTICE FOR MA RESIDENTS: YOU MAY CANCEL A PURCHASE UNDER THIS AGREEMENT IF IT HAS BEEN SIGNED BY A PARTY THERETO AT A PLACE OTHER THAN THE ADDRESS OF THE SELLER WHICH MAY BE HIS MAIN OFFICE OR BRANCH THEREOF; PROVIDED, YOU NOTIFY THE SELLER IN WRITING AT HIS MAIN OFFICE OR BRANCH BY ORDINARY MAIL POSTED, BY TELEGRAM SENT OR BY DELIVERY, NOT LATER THAN MIDNIGHT OF THE THIRD BUSINESS DAY FOLLOWING A PURCHASE UNDER THIS AGREEMENT.

YOUR BILLING RIGHTS
- -------------------

THIS NOTICE CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS AND OUR RESPONSIBILITIES UNDER THE FAIR CREDIT BILLING ACT. NOTIFY US IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR BILL. If you think your bill is wrong, or if you need more information about a transaction on your bill, write to us on a separate sheet at Ann Taylor - Bill Adjustment Department, P.O. Box 1304, New Haven, CT 06505. Write to us as soon as possible. We must hear from you no later than 60 days after we sent you this first bill on which the error or problem appeared. You can telephone us, but doing so will not preserve your rights. IN YOUR LETTER, GIVE US THE FOLLOWING INFORMATION: Your name and account number, the dollar amount of the suspected error; describe the error and explain, if you can, why you believe there is an error. If you need more information, describe the item you are not sure about.

YOUR RIGHTS AND OUR RESPONSIBILITIES AFTER WE RECEIVE YOUR WRITTEN NOTICE: We must acknowledge your letter within 30 days, unless we have corrected the error by then. Within 90 days, we must either correct the error or explain why we believe the bill was correct. After we receive your letter, we cannot try to collect any amount you question, or report you as delinquent. We can continue to bill you for the amount you question, including finance charges, and we can apply any unpaid amount against your credit limit. You do not have to pay any questioned amount while we are investigating, but you are still obligated to pay the parts of your bill that are not in question. If we find we made a mistake on your bill, you will not have to pay any finance charges related to any questioned amount. If we didn't make a mistake, you may have to pay finance charges, and you will have to make up any missed payments on the questioned amount. In either case, we will send you a statement of the amount you owe and the date that it is due. If you fail to pay the amount we think you owe, we may report you as delinquent. However, if our explanation does not satisfy you and you write to us within ten days telling us that you still refuse to pay, we must tell anyone we report you to that you have a question about your bill. And, we must tell you the name of anyone we reported you to. We must tell anyone we report you to that the matter has been settled between us when it finally is. If we don't follow these rules, we can't collect the first $50 of the questioned amount, even if your bill was correct. SPECIAL RULE FOR CREDIT CARD PURCHASES. If you have a problem with the quality of property or services that you purchased with a credit card, and you have tried in good faith to correct the problem with us, you may have the right not to pay the remaining amount due on the property or services.


SALLY FRAME KASAKS, CHAIRMAN AND CEO ANN TAYLOR, 414 CHAPEL
STREET, NEW HAVEN, CT  06511

                                                Schedule 6.01(p)-2

                  Credit and Collection Policy

                           See Attached

                        NEW ACCOUNTS

                         DEPARTMENT

NEW ACCOUNTS DEPARTMENT

Charge applications are received from two primary sources:
* Mailed in applications from customers/stores
* "Instant" credit applications received by phone from store personnel.

An average of 15,000 applications are processed per month and essentially all applications receive similar treatment, and require a full application and credit report.

The credit granting process is accomplished through an on-line application processing system, which utilizes a statistical point-scoring method for approving or declining accounts (see attached). The point-scoring model was developed by Management Decisions Systems, Inc., and was installed in May 1991. It is an "empirically derived, statistically sound" system of evaluating new credit applicants as defined by Federal law, and was based on a statistical analysis of the payment behavior of existing Ann Taylor charge customers.

Minimum Standards
- -----------------

As a first step, all applications must meet basic minimum
requirements:
- - Income - $15,000 + per year
  ------
- - Length of residence (current plus previous) - at least 12
  -------------------
    months
- - Length of employment (either current or previous ) - at least
  --------------------
    12 months
- - Residence telephone
  -------------------
All applications received through the mail are prescreened by credit clerks to determine that minimum requirements have been met; "Instant" applications are screened for minimum requirements by the system.

System Decision Process
- -----------------------

Applications are assigned on a random basis and are keyed into the system by an account representative utilizing a CRT. If minimum standards have been met, the application information is scored by the system; a credit bureau report is automatically obtained, and also scored. A total score is calculated for each application, which is then directed by the system into one of the following categories:

1.   Auto-decline - If the applicant's total number of points
     ------------
achieved based on the application information and credit bureau data does not meet the minimum score for approval, the application is automatically declined.

     A system-generated letter, listing three reasons for declination, is sent directly to the customer, referencing the areas in which the applicant lost the most points.

2.   Auto Approval - Applications which achieve a passing score
     -------------
are automatically approved and released by the system. Depending on the applicant's score and income, the system will assign a limit of $400 to $1,500.

Exception Policy
- ----------------

All applications are point-scored; however, based on specific credit policy reasons, certain applications (typically 7-8% of total applications) are designated as "judgmental", and
                                       ----------
decisioned by a credit analyst.

Policy reasons for judgmental classification:

- -  employee account
- -  student application
- -  reactivated purged account
- -  duplicate account
- - system recommends approval, but credit report contains R9 rating
- - system recommends decline, but primary decline reason is listed as "finance company inquiry"

Typical approval rate for judgmental accounts: 50-55%.

In addition, a certain portion of scored approvals (usually 2-3%
of total applications) are passed to an analyst for verification
                                                    ------------
of information prior to release.
- --------------

Policy reasons for verification requirement:

- -  fraud file hit
- -  system recommends approval, but there is no credit file
- -  system recommends approval, but bankruptcy is listed on credit report
- -  consumer statement is listed on credit report
Typical approval rate for verified accounts: 50-55%
                                             ------

Lending authority limits:
- ------------------------

- -  System - $400 to $1,500
- -  Credit Analyst - $400 to $1,500
- -  New Accounts Management Staff - up to $3,000
- -  V.P. Credit - > $3,000

All new account activity is monitored using a variety of system generated reports, i.e.:

Statistics by Solicit Code - Tracks # of applications processed
- --------------------------
by store and solicit type (i.e., Instant, Mail, Employee, Reactivate) - calculates daily and cumulative MTD totals - report is sorted 2 ways - store # order and solicit type.

Employee Statistics by Solicit Code - Daily tracking of new
- -----------------------------------
accounts by store number and associate number.

Application Statistics Report - 3 reports generated: daily, month
- -----------------------------
to date, and year to date - shows # of applications processed;
approved, declined or placed in judgmental category - sorted by operator.

Instant Credit Application Report - Two reports sorted by store #
- ---------------------------------
or operator # - shows data entry information of instant credit application information.

Normal Applications - shows data entry information of "mail in"
- -------------------
credit application information - sorted by operator.

New Account/Reactivate by Risk Code - Shows daily totals of new
- -----------------------------------
accounts by limit assignment.

Activity Summary by Credit Bureau - Reports daily and month to
- ---------------------------------
date credit bureau statistics by credit bureau (i.e., total # inquiries, # hits, errors, etc.) - also reflects month to date total of credit bureau system reports pulled by individual credit system (authorization, collections, and non-financial systems).

Exception Report - Daily report that details override decisions
- ----------------
to new applications, limit assignment, and applications keyed and decisioned by same operator. Report is sorted by user number.

Decline Letter Report - Daily report detailing all decline
- ---------------------
request letters by applicant's name, reference #, letter type, decline reasons, and operation #.

Immediate Attention Report - Tracks current status of pending
- --------------------------
applications by date keyed, # days old and account #.

Tracking and Monitoring Point Scoring Reports - Statistical
- ---------------------------------------------
reports include:  Score Distribution; Approvals by Score;
Delinquency by Score; Short Term Delinquency; Approve vs.
Decline; and Override Report.

All approved applications automatically update the A/R master file. Our supply of blank credit cards is maintained at a vendor location (Faraday, Inc.) where the cards are embossed and mailed according to a daily tape transmission containing new account records. The blank cards at Faraday are safeguarded in a locked area and entrance is limited to employees working on the cards only. Any charge cards that are undeliverable are returned directly to the credit department for investigation.

                  POINT SCORING CHARACTERISTICS
                  -----------------------------

Application Characteristics
- ---------------------------
 -Type of Housing
 -Time at Current Residence
 -Applicant's Occupation
 -# of Bank Card References
 -# of Retail References

Credit Bureau Characteristics
- -----------------------------
 -Type of Credit Bureau Report
 -Total # of Inquiries within last 6 months
 -# Finance Inquiries in the last 2 years
 -# Satisfactory Ratings
 -# of 30 and/or 60 Ratings
 -# of 90 or more day Ratings and/or Trade Line and/or Public
    Record Derogatory Items
 -Ratio of Satisfactory Trades to the # of Trades
 -# of Currently Past Due Balances
 -# of New Trade Lines opened in the last 6 months
 -# of Bank Trades
 -# of Credit Bureau Department Store Trades
 -# of Oil Company Trades
 -Age of Oldest Trade on the Credit Bureau Report
 -Ratio of Total Balances to High Credit or Limit

                          AUTHORIZATION
                            DEPARTMENT

                       Authorization System

Approximately 140-150,000 Ann Taylor charge transactions are processed each month; of these, about 88-90% are automatically approved by CICS (Customer Information Control Systems).

Of the 10-12% which are referred to Credit, approximately 82-85% are approved.

Transactions are referred for the following reasons, in the following order of priority:

- - Cycle (P & L cycles always refer; the authorization system prevents charge approval on a P & L account).

- - Level of Issue (number of times card was replaced for lost/stolen) - verify account # on charge card - obtain positive identification.

- -  Status Code (negative "flag") - see Attachment A.

- - Multiple account in one cardholder name - verify correct account being used.

- - MPI - missing payment indicator (all accounts MPI 2+ are referred).

   Two actions can be taken:
   (1) If the past due amount is < $100 and account no more than 60 days past due, the authorizer evaluates account information, i.e., date open; credit limit; previous delinquency; etc. and makes decision.
   (2) Past due amount > $100 and/or the account is 90 days or more past due, sale is referred to Collection Department for evaluation.

- -  Inactivity (account not used 24+ months).

- -  Overactive
   1.  more than 10 transactions in one day
   2. according to ratio of "memo" payment amount to A/R balance (for fraud detection)

- -  Overlimit
   If overlimit is the only negative condition, the account is scored through CICS prior to referral (see Attachment B). If a score of 30 is attained, the account is allowed to go overlimit up to our programmed override % (currently set at 35%).

   Overlimit accounts which do not qualify for override are referred. The account information is reviewed and evaluated: amount over credit limit; payment history; account status; date opened; etc. Authorizers are allowed to approve up to 20% over the limit depending on the strength of the account information. Referral balances exceeding 20% of the limit are reviewed by a supervisor.

   If the referral is approved, a 4-digit approval code is generated by the system which is released to the store associate, and documented on the sales receipt.

   Small credit limit increases (typically $100-$300)may be approved based upon the customer's positive account history. Increases greater than $300 require that a credit report also be obtained and evaluated.

   Credit Limit Increase Authority:
   -------------------------------
   -  Authorizer - $100-$300 (maximum limit $1,000)
   -  Lead Authorizer - up to $600 (maximum limit $1,500)
   -  Management Staff - maximum limit $3,000
   -  V.P. of Credit -> $3,000

   Note:  An automatic limit increase program is usually run each
   ----
   year affecting approximately 7-10% of total file. This program is based on individual account performance, and controlled by system parameters. (See Attachment C.)

The following functions can be performed through the Authorization System:

- -  alpha-look up of account #'s

- -  authorization of charge referrals

- - entering authorization notes for display on main inquiry screen

- -  credit bureau inquiry

- -  memo entries to correct voids

Authorization System Reports:

- - Daily Referral Detail - transaction details by account #, showing operator ID, time, account status, etc.

- - Hourly Transaction Summary - shows total volume of all on-line transactions (including MC/Visa and Amex) by hour

- - Credit Referral Summary - shows daily and MTD referrals by type

- - Daily Authorization Activity - summarizes Ann Taylor, Amex, and Nabanco transactions (all of those which occurred on-line; any Ann Taylor off-line transactions which exceeded the floor release and called in to Credit are also included -- these are listed as "CRT" transactions)

STATUS CODES (A-M...will cause referral)

Code:   Definition:                   Action:
- ----    ----------                    ------
AT      closed/TRW update             Pull new credit report and
                                      review for reopening.
MT      hold to limit/TRW update      Keep account balance within
                                      credit limit.

AB      closed/TRW bankrupt alert     Refer to Collections
                                      Department.
MB      hold to limit/TRW bankrupt
        alert                         Refer to Collections
                                      Department.
A       pending/TRW update            Sales< $400 - approve, then
                                      pull credit report and
                                      refer for review.  Sales>
                                      $400 - run report prior to
                                      decisioning and refer to
                                      supervisor for disposition.
C       return mail                   Verify customer's address
                                      and update account
                                      information.
CQ      return mail/telephone #       Same as above, but also
                                      verify telephone number.
D       deceased                      Deny sale.
E       closed by collections         Refer to Collections
                                      Department.
E1      closed/derogatory credit info Update account with new
                                      credit report- refer to
                                      supervisor for review.
E2      closed/customer request       Verify customer into charge
                                      and reopen account.
E3      closed/duplicate account      Verify appropriate account
                                      #; deny sale and have store
                                      re-ring under correct
                                      account #.
E4      closed/joint acct/non-        Refer to supervisor for
        responsibility                review.
E5      closed/returned checks        Deny sale and refer to
                                      Collections Department.

E7      closed/fraud                  Deny sale.
E8      closed/instant credit acct    Deny sale.
E9      closed/terminated employee    New application required.
F1      Mr. only                      Request positive I.D. from
                                      customer.
F2      Mrs. only                     Request positive I.D. from
                                      customer.
F3      I.D. required/corporate acct  Request positive I.D. from
                                      customer.
F4      Mr. or Mrs. only              Request positive I.D. from
                                      customer.
F5      new account flagged for       Request positive I.D. and
        verification                  verify name, address, S.S.#
                                      and telephone #.
F6      no mail or phone orders       Purchases only allowed in
                                      the store; request I.D.
H       charge-off/P&L acct           Refer to Collections
                                      Department.
I       no checks accepted            Verify payment type.
J       card stolen/not replaced      Request I.D.
M       hold to credit limit          Review account condition;
                                      customer not to exceed
                                      credit limit; exceptions -
                                      new credit report taken to
                                      possibly increase credit
                                      line.

STATUS CODES (N-Z... will not cause referral)
S       MPI reduced
W       employee/acct opened prior to hire date
Y       reopened collection account
Z       reopened P&L account
?       force account to collection
&       adjustment pending/suppress from auto write-off
#       employee/derogatory credit information
@       VIP account/preferred customer
        authorized user
X       account was previously status    A'

                     ALPHA DATA UTILITY, INC.
            SECTION 7 - C.I.C.S. POINT SCORE ALGORITHMS
               ADU AUTHORIZATION POINT SCORE SYSTEM

DATE OPENED                      POINTS
- -----------                      ------
12-24 Months                      4
25-60 Months                      6
Over 60 Months                   10

MPI
- ---

0                                15
1                                 6
Over 1                            0

HMPI - TY
- ---------
0                                 5
1                                 3
Over 1                            0

HIGH - BALANCE
- --------------
Less than Current - Bal.          0
Greater than Current - Bal.       6

RISK - CODE
- -----------
0                                 0
1                                 2
2                                 4
Over 2                            6

HISTORY
- -------
Both Bal. & Paym. in M2, M3, M4   6
Both Bal. & Paym. in 2 of
M2, M3, M4                        4
All others                        0

Over 29 points approves sale up to overlimit %.

                     RISK CODE CHANGE PROGRAM
                     ------------------------

Exclusions:
- ----------
- -    All accounts open later than 6/30/92
- -    Limits < 04
- -    Limits > 25
- -    Cycles 5-8; 15; 45 to 99
- -    Current MPI > o if credit limit is < $800
- -    Current MPI > 1 if credit limit is $800 or greater
- -    Hi MPI & LY MPI > 1
- -    Status codes A thru E; H; I; M; X; Y; Z
- -    Payment activity in less than three billing periods within the last eight months
- -    Total payments < $75
- -    Accounts with a limit increase later than 12/31/92
- -    Accounts with credit returns > 75% of sales

     All accounts not excluded by the above criteria are eligible
     ------------------------------------------------------------
     for an increase in limit as follows:
     -----------------------------------

- -    Calculate an average payment of the three most recent
                  ---------------
     payments made, and multiply by six.
                                    ---
- -    Raise risk code to the level nearest this amount; if 50% or greater, advance to next level.
- -    Minimum increase = 20% of current risk code.
- -    Maximum increase = 40% of current risk code.

                      COLLECTION DEPARTMENT

COLLECTION POLICY

Aging Criteria
Account are aged for reserve purposes at billing time. To calculate an account's age, the system determines the last month in which the account was current (8 months maximum). Once this starting point has been established, we work forward to the current month and calculate the total payment deficiency (total amount due less total payments made). The system then calculates the number of payments (or age) that this deficiency represents. (In order to qualify for one month's aging, the payment deficiency must be more than one-half of the payment requirement.) Age can never exceed seven months.

Charge Off Criteria
Automatic - The system generates write-offs for all accounts greater than five months past due. If financial activity has occurred within the current month, write-off is delayed for one billing period. Collection Manager manually writes off bankruptcies and frauds.

Re-aging Criteria
If four consecutive payments equal to or greater than 20% of the previous balance are received on a delinquent account, the delinquency will be "cured". Ann Taylor's policy is to take no manual action to re-age individual accounts.

Collection Policies and Procedures
Accounts are brought into the on-line collection system according to MPI (missing payment indicator) and balance.

Accounts with balance $500+:
- - brought into Collections at MPI 2 (30 days past due)
- - if date open is within the last 6 months, they are brought in at MPI 1

Accounts with balance $75-$499:
- - brought in at MPI 3 (60 days past due)
(if account shows 2+ missing consecutive payments, it will be brought in at MPI 2)

Accounts with balance < $75:
- - brought in at MPI 4 (90 days past due)

Accounts are assigned to individual collectors by age, billing cycle or by balance, and distributed by time zone to P.M.
collectors.

Accounts are worked a minimum of twice a month.

Dunning notices are automatically mailed each month, approximately 10 days after the billing cycle closes. A series of system letters are available for collectors to send.

Collector Functions:

- -    review previous collection notes
- -    review 8 months of financial history
- -    make non-financial changes (address; phone #; etc.)
- -    send letters or stop duns
- -    enter notes and result codes
- -    reschedule accounts by date or time
- -    view customer's credit report
- -    access limited help screens

Management Functions:

- -     A sample of each collector's work is done monthly to insure compliance with policies and procedures.
- -    High balance accounts (>$1,000) are reviewed by management.
- -    Daily collector productivity reports are reviewed to insure.
     proper number of accounts worked, and proper procedures
     followed.
- -    Silent monitoring is also done for each collector.
- -    Charge off review is held monthly.
- -    Monthly write-off requires approval of V.P. of Credit.
- -    Accounts are closed at 3 months past due.

Reports:

- -    Potential P&L Report - listing of accounts age 4 & up
- -    Special Aging Report - listing of delinquent accounts by
     age, by cycle
- -    Detail and summary of collector's daily activity
- -    P&L Analysis - monthly write-off analysis
- -    MPI Movement Analysis - tracks movement between delinquency levels
- -    Collector Profile - number of accounts in collector's que
- -    Audit Reports such as non-financial changes

                        CREDIT OPERATIONS/
                   CUSTOMER SERVICE DEPARTMENT

                   Credit Operations Department

The Credit Operations Department is primarily responsible for scheduling billing cycles, reconciling lock box differences and unapplied media, refunding credit balances, making non-financial changes to accounts including employees, posting on-line financial adjustments referred by Customer Service and researching returned mail.

Billing Cycles
- --------------

Customer accounts reside in one of four billing cycles. The A/R master file is updated and billing statements generated on the 3rd, 12th 18th and 24th of each month. All employees are billed on the 18th. The New York Data Center prints and forwards all regular billing statements to our billing house for mailing. All "exception" statements are forwarded to the Credit Department for review and subsequent mailing (e.g. credit balance >$300; multi-page statements; foreign address).

Lockbox
- -------

Lockbox activity reports are sent to the Credit Department daily from AM South Bank. Included in this package are detail reports of all payments processed, any exception items (e.g. Gift
Certificates, live postdated checks), copies of all unapplied media, address changes and customer correspondence.

Lockbox differences are a result of bank posting errors or unapplied funds. These amounts get posted to one of two control accounts and are reconciled on a monthly basis by the Assistant
Manager of Credit Operations.

Payments are processed by lockbox seven days a week and are transmitted to our mainframe in New York Monday through Friday at 6:00 PM and are reflected on our A/R system as of the actual date processed.

Credit Balance Refunds
- ----------------------

Credit balances are refunded upon customer request, or automatically when the credit balance has been outstanding for more than five months. All credit balances of $300 or more constitute an exception billing statement and are forwarded to the Credit Department for research. Requests for refunds are prepared by Credit Operations, reviewed and approved by Management and forwarded to the Accounts Payable Department, where the checks are issued and mailed to the customer.

Non-Financial Changes
- ---------------------

Address and name change request forms are forwarded to Credit
Operations from our store locations and are processed on line.
These changes are effective immediately upon entering.

On Line Financial Adjustments
- -----------------------------

Financial adjustments originate mainly in the Customer Service Department and are entered in the A/R system by Credit Operations. These adjustments consist of finance charge credits, "Good Policy" adjustments, transfers between accounts due to account number error, sales audit adjustments, and employee discount corrections.

These adjustments are keyed daily and are effective on the customer account immediately. All adjustments are captured on a mainframe report and are balanced and checked for approval daily.

Authority Limits
- ----------------

Financial adjustments are limited to the following authority limits:

Finance Charge Write-Off

    .00 to   9.99    CSR Authority
  10.00 to  19.99    Assistant Manager
  20.00 to  35.00    Manager
  35.00 and Over     Vice President of Credit

Good Policy Adjustments

    .00 to  25.00    CSR Authority
  25.01 to 100.00    Assistant Manager
 101.00 to 250.00    Manager
 250.00 and Over     Vice President of Credit

Return Mail
- -----------

Return mail is researched for current address and is either corrected or a status is placed on the account to obtain current information the next time the customer is in to charge.

                   Customer Service Department


The Customer Service Department handles all customer billing disputes and inquiries received either by mail or by telephone.

Billing inquiries handled by this department range from a simple explanation of a customer statement to the more involved unauthorized activity dispute. Customer Service receives an average of 28,000 calls monthly and approximately 93% of these are resolved at the point of call.

Customer Service Representatives have the authority (see previous page for limits) to remove finance charges assessed to an account should a customer have an address problem or a billing dispute. Good policy adjustments are made to a customer's account at the discretion of the Representative and/or Management (e.g. for discount coupon offers, store errors, etc).

Customer billing disputes that cannot be resolved at the point of call are documented and the dollar amount in question is placed in "dispute". This amount will be excluded from the account balance when calculating finance charges and minimum due. All inquiries are also entered into a PC database in order to track their type and age. The Customer Service Department follows the Fair Credit Billing Act and Regulation Z regarding the timely resolution of billing disputes.

                                         SCHEDULE 6.01(r)
                                         ----------------


                       Trade Names
                       -----------

AnnTaylor Funding, Inc.
- -----------------------

     [none]

                                         SCHEDULE 6.02(k)
                                         ----------------


                  List of Offices Where
                     Records Are Kept
                  ---------------------


AnnTaylor, Inc.
- ---------------

Chief place of business and chief executive office:

     142 West 57th Street
     New York, New York 10019

location of books and records, etc:

     142 West 57th Street
     New York, New York 10019

     414 Chapel Street
     New Haven, Connecticut 06511

                 Customer Service Monthly Totals


            TOTAL      TOTAL     STATEMENTS    % REC VS.
MONTH     INQUIRIES  # OF CALLS    MAILED      STMT MAIL

Jun-92       655       21,454       170,829      12.56%
Jul-92       591       22,428       172,423      13.01%
Aug-92       540       24,364       167,999      14.50%
Sep-92       628       23,684       167,075      14.18%
Oct-92       760       25,225       172,315      14.64%
Nov-92       753       23,147       174,627      13.26%
Dec-92       765       26,589       184,529      14.41%
Jan-93       916       30,001       188,964      15.88%
Feb-93       838       25,464       184,996      13.76%
Mar-93      1,013      27,123       167,072      16.23%
Apr-93       724       26,935       185,893      14.49%
May-93       779       26,094       189,965      13.74%
Jun-93       808       29,897       192,883      15.50%
Jul-93       722       33,630       195,569      17.20%
Aug-93       648       33,548       194,469      17.25%
Sept-93      718       32,737       194,560      16.83%
Oct-93       800       33,649       193,651      17.38%
Nov-93       710       33,231       193,249      17.20%

AVERAGE      743       27,733       182,837      15.17%

                                            Schedule 6.02(1)

                       ANN TAYLOR INC.
                       STORE BANK LIST


STORE NAME                BANK            ACCOUNT NUMBER

1 New Haven               Peoples         42-7004-109
2 Westport                Chase           907-053-2
3 New Canaan              Shawmut         00-6561-0893
4 Greenwich               Fleet           000-142-9965
5 Braintree               Fleet           93576-69824
6 Warwick                 Citizen's Bank  018-901-4
8 Palmer Square           Chemical        0060-056363
9 Paramus                 Midland         01-009145-1
10 Burlington             Baybank         921-258-2
11 Chestnut Hill          Baybank         325-699-5
12 Cambridge              Baybank         1000-355-5
13 Pheasant Lane          First NH Bank   020163164801
14 80th & Madison         Chase           034-1-209015
15 Eastchester            Citibank        11788198
16 Holyoke                Springfield     49815723
                          Institute
18 57th Street            Chemical        026-0786945-65
19 South Str. Seaport     Chemical        009-186115
20 Riverside              United Jersey   111013224
21 George Town            Riggs           01-218-077
22 Newbury Street         Fleet           00-2661-5294
23 Hartford               Shawmut         006552-7183
24 Wellesley Square       Shawmut         05-0096-3922
25 Michigan Avenue        First Nat'l     8008086
                          Bank Chicago
26 Old Orchard            First American  12437000
28 Oak Street             Northern Trust  431931
29 Manhasset              Nat'l           2-009-35183-5
                          Westminster
30 Tyson's                Riggs           01-755-552
31 White Flint            Citizen's       057-4919
                          Bank
32 K Street               Crestar         52021442
33 Continental Bank       Continental     77-93189
34 Faneuil Hall           Shawmut         02-0049-5677
35 Woodfield              NBD             0000115479
36 Mazza                  First Union     2000031744689
40 Central Office         Fleet           263624-7
41 Troy                   Michigan Nat'l  5963-11465-6
42 Beachwood              Society         16-320-0361
43 Ardmore                Corestates      0113-0691
                          First Penn.
44 King of Prussia        Mellon Bank     2-540-672
45 Oakbrook               Oakbrook        1066-86400
46 Oxford Center          Mellon Bank     112-0741
47 Short Hills            Summit Bank     0035630260

48 North Clark Str.       Midtown Bank    1029745
                          & Trust
49 Third Avenue           E A B           106-01414-5
50 Willow Grove           Mellon Bank     2-512-333
51 Ross Park              Mellon Bank     156-1627
52 Walnut Street          First Fidelity  0003308285
53 Shady Side             Integra-First   0008448889
                          Seneca Bank
54 Bridgewater            Summit          0000-80305
55 Mt. Lebanon            P N C           00-0124-0786
56 Glen Eagle             P N C           0592-454-5
57 Nanuet Mall            Chemical        654-0640488-65
58 Woodbridge Center      First Fidelity  8407500691
59 Menlo Park             First Fidelity  8503500135
60 Ft. Lauderdale         Barnett         1800122224
61 Bal Harbour            Sun             0599-000137380
62 Dadeland               Dadeland        10164397500
63 Mayfair                Coconut Grove   01-220062-06
64 The Falls              Sun             0699-001009595
65 Boca Town Center       Barnett         1611773909
66 RiverChase             AmSouth         32-868-049
67 The Gardens            First Federal   2070000757
69 Altamonte Mall         Sun             0760-760205086
70 Westwood               B O A           1233-9-54955
71 Woodland Hills         B O A           1140-8-00593
73 Beverly Hills          Bank of L.A.    200051126
75 Del Amo                B O A           0993-0-10494
76 Beverly Center         Nat'l Bank      166-001-005308
                          California
77 Mission Valley         B O A           08188-11287
78 Glendale               Wells Fargo     0795-055698
79 Horton Plaza           Wells Fargo     0780-010542
81 Highland Park          Nation's        109-091553-8
83 Houston Town           First
   & Country              Interstate Bank 21-1006-4350
84 No. Park               Comerica        7831010215
85 Canal Place            Alerion         0019-10-537-7
86 San Antonio            Groos           840264768
87 Highland Mall          First State     0001083392
88 Rivercenter            Groos           285029947
89 New Orleans Ctr.       First Nat'l     1102-93185
                          Bank Commerce
90 Sutter Street          B O A           02600-15257
91 Embarcadero Square     B O A           1233-8-54960
92 Ghirardelli Square     Wells Fargo     0043-054006
94 Palo Alto              B O A           05203-11068
95 Mail Order             Fleet           000-224-7852
96 Corte Madera           B O A           09780-08430
98 Lakeside Mall          First Nat'l     67-21-2709-2
                          Bank Jefferson
99 Staten Island          Anchor          201001039064
100 Old Hyde Park         Southern        0-00-100153-2
                          Exchange
101 Fashion Mall          Safra           70-100-0684

102 Boyton Beach          Carney          100067500
103 The Avenues           Barnett         2181703593
104 University Square     Barnett         1406172621
105 Cherry Hill Mall      Midlantic       14030-9651-2
106 Shreveport            Premiere Bank   1101116666
107 Silver City           Bristol
    Galleria              Savings         270-13235
108 Cambridgeside         E. Cambridge    04-80-8001076
                          Savings
109 Palm Beach Mall       Nation's        3602836347
110 Larimer Square        Colorado Nat'l  122700880646
111 Charlestown Mall      MidAmerican     6100014352
                          Federal
112 Siena Square          Norwest Bank    182-3473562
                          Boulder
114 Cherry Creek          Cherry Creek    1683085
115 Trolley Square        First Security  131-00283-43
116 Town Square           NBD             0001709287
117 Lincoln Place         First Inter-    43443
                          State Bank
118 Ocean County          First Fidelity  3000512065
119 Las Vegas             B O A           1501-9-9602
120 Plaza Frontenac       Mark Twain      3614005591
121 St. Louis Center      Mercantile      100128140-9
122 W. County Center      Colonial        01-069446-01
123 One Pacific Place     Firstier        00000827622
124 Country Club          Country Club    078501
125 Galleria & Clayton    Magna Bank      0537009380
126 Tower Place           Fifth Third     714-16492
127 Tuscon Mall           B O A           00000125709559
128 Freehold              First Fidelity  3000398408
129 Rockingham Park       New Dartmouth   510017916
                          Bank
130 Regency Square        Nation's        0205-2218
131 Owings Mills          Bank of         3114163
                          Baltimore
132 Harbour Place         First Union     0-14-08032
133 Chesterfield          Peoples         4031413700
134 Union Station         Adams Nat'l     100161201
                          Bank
135 Fash Ctr Pentagon     Chevy Chase     107-430051-3
136 Reston Town Center    First Union     2070478000217
137 Montgomery Mall       Bank of         3084272
                          Baltimore
138 Towson Town Center    Maryland        09111774
                          Nat'l
139 Mayfair Mall          Firstar         112-047743
140 Woodbury Commons      Chemical        141-062437865
141 Danbury Fair          Union Trust     2-082-007
142 Trumbull              Lafayette       51008068
143 West Farms            Farmington      30-57-3000093
                          Bank
144 Buckland Hills        Savings Bank    662-002-398
                          Manchester

145 75th Street           Marine Midland  027-71277-0
146 Walt Whitman          Williamsburg    1366001368
150 Southdale             First Bank -    1-367-3073-5026
                          First Southdale
151 Ridgedale             Ameribank       1017039
152 Conservatory          Twin City       1019000738
                          Federal
153 University Park       First Source    119-865-4
154 Fairlane Town Ctr.    Comerica        1011-104716
155 Briarwood             NBD             205000023148
157 Century III           Integra         0211938761
159 Springfield Mall      First Union     2000072804083
163 Cumberland Mall       Trust           9300313351
165 Augusta Mall          First Union     208000090669
167 Mall of America       First Bank      1-359-3010-7747
                          Bloomington
170 Santa Barbara         B O A           04450-05554
171 City Corp Plaza       B O A           1233-1-54959
172 Main Place            B O A           1233-5-54957
173 LaJolla               Wells Fargo     0734-011133
174 Biltmore              First Inter-    964-66018
                          State Bank
175 Scottsdale            First Inter-    509-13133
                          State Bank
176 Sherman Oaks          B O A           03979-14183
177 South Lake Ave.       Wells Fargo     0613-058866
178 Ala Moana             Liberty         18-031620
179 Brea                  B O A           09522-35581
180 Desert Fashion Mall   B O A           09506-01505
181 Santa Monica Place    Sanwa Bank      0851-15848
182 Palos Verdes          B O A           1233-7-54956
183 Media City Center     Wells Fargo     0933-040495
184 No. County Fair       Wells Fargo     0760-017830
185 University Town       Wells Fargo     0721-113330
187 The Oaks              B O A           10111-11247
191 Valley Fair           B O A           05750-01049
192 Stonestown            B O A           02529-00245
193 San Francisco         B O A           00888-18805
    Center
194 Pacific First Ctr.    Seafirst        63497713
195 Arden Fair            Wells Fargo     0347-056947
196 Pioneer Place         US Bank Oregon  070-0008-980
197 Stoneridge Mall       First Inter-    713-5-15701
                          State Bank
200 5th Avenue            Chemical        134-0692452-65
201 Cedarhurst            Nat'l West-     2-011-60823-5
                          minster
202 World Trade Center    Chemical        024-033715
203 Upper West Side       Chemical        067-0648979-65
204 Crossgate             Albany Savings  280000222801
                          Bank
205 Walden Galleria       Key             121-00-223-3
206 Carousel Center       Key             221-02-515-6
207 A & S Plaza           Chemical        023-0710291-65

208 87th Street           Citibank        33608426
209 Roosevelt Field       Crossland
    Mall                  Savings         041-770235-4
240 ErieView              Star            570927814
241 Fashion Mall          NBD             700002634309
242 Twelve Oaks           Comerica        3001-00695-0
243 Grosse Pointe         NBD             0041634-94
244 Kenwood               Society         5000350436
245 Columbus City         Bank One        11-8677-5
246 Woodland Mall         Michigan Nat'l  5856-16009-7
247 Southern Park         Dollar Savings  011-233-874
248 Westgate Mall         Dollar Savings  2593219871
249 Laurel Park           NBD             0010679-14
260 Saddlecreek           Nat'l Bank      039-0500
                          Commerce
261 Bellevue Center       First           9111646
                          Tennessee
262 Penn Place            Charter Nat'l   101-251-7
263 Utica Square          F & H           4000-2979-3
264 Hulen Mall            Overton Park    58818
265 Green Hills           Third Nat'l     176162-5
266 Willowbrook Mall      Charter Nat'l   40044865
                          Bank
270 Oxmoor Center         P N C           3095478350
271 Hanes Mall            First Union     2071884185026
272 Southpark Mall        First Union     2070490732110
273 Park Plaza            Twin City Bank  9013-937-6
274 Shelter Cove          Nation's        745040798
275 Fayette Mall          Nat'l City      70408416
276 North Park Mall       Trustmark       100-1447374
277 Ashville              First Citizen's 121-26-43-130
278 Hamilton Place        First Tennessee 000-006-213
279 Coolsprings Galleria  First Tennessee 07-2259-6
280 Madison Square Mall   Compass         700-5184-2
281 Houston Galleria      Bank One        7070070037
282 Hillsdale             Wells Fargo     0525-031290
283 Dallas Galleria       Nation's        059-000134-7
284 Perimeter Mall        Trust           8801928410
285 Bellevue Square       Seafirst        76544715
286 South Coast           B O A           0694-2-08817
287 Northbrook            Firstar         102652
288 No. Shore Mall        Salem Five      897101457
289 Century City          B O A           1233-3-54958
290 Prudential            Fleet           9363612920
291 Downtown Plaza        B O A           1233-2-17890
292 Fairfield Commons     Bank One        970649680
293 Stamford              Fleet           000-886-1005
294 Lenox Square          Trust           8800781216
295 Worthington Square    NBD             4000003758
296 The Grove             Shrewsbury      011074426
                          State Bank
298 Winter Park           Barnett         2830666787
299 Broadway Plaza        B O A           02240-04907
300 River Oaks            Nation's        2663085222

700 Franklin Mills        Mellon Bank     8-455-628
701 Sawgrass Mills        Barnett         3871201716
703 Citadel Outlet        Bank of         089-002428
                          California
704 Gurnee Mills          NBD             0006000479
705 Potomac Mills         Riggs           01801589
706 Lancaster             Fulton          2318770851
707 San Marcos            State Bank      1505920
708 Ellenton              Barnett         1959193980
709 Woodbury              Fleet of NY     9366179640

                                                 Schedule 7.03(c)

January 4, 1993                        Clipper Financing Facility
_________________________________________________________________

                    Lending Authority Limits
                    -Student accounts - $300
                    -System - $400 to $1,500
                    -Credit Analyst - $400 to $1,500
                    -New Accounts Management Staff - up to $3,000
                    -V.P. of Credit - over $3,000

COLLECTIONS
___________
Collections         Billing Cycles
                    Customer accounts reside in one of four
                    billing cycles.  The A/R master file is
                    updated and billing statements generated on the 3rd, 12th, 18th, and 24th of each month.
                    All employees are billed on the 18th.  The
                    New York Data Center prints and forwards all regular billing statements to the billing house for mailing. All "exception" statements are forwarded to the Credit
                    Department for review and subsequent mailing
                    (e.g., credit balances greater than $300;
                    multi-page statements; foreign address).


______________
Aging Criteria      Accounts are aged for reserve purposes at the
                    time the bill is sent.  The Company
                    determines age for the collection process using the Missing Payment Indicator ("MPI").
                    For reserve and charge off calculations, the Company utilizes a slightly modified version of MPI that it refers to as Account Aging.

                    Flexible Accounts "MPI" Calculation

                    The calculation of the "MPI" for flexible accounts begins by going back in an account's history to the last month in which the account was paid up (had a balance of less than $5.00) ("starting point"), but no more than eight months ago (information prior to eight months is archived). Working forward from this starting point, for each month the system calculates the total amount of asked for but not received (amount requested - payments received) which is called the "deficiency". If the deficiency is negative (the amount paid was more than the amount requested) then the account is considered to have a deficiency of 0 for that month. The deficiencies for each month (from the starting point to the current month) are summed into the "total deficiency".


PNC Bank

January 4, 1993                        Clipper Financing Facility
_________________________________________________________________

                    If the total deficiency is greater than
                    $4.99, the actual number of payments (the
                    "MPI") this total deficiency represents will be calculated. Starting in the current month with MPI at 1 (with total deficiency greater than $4.99, the account has at least one missing payment), the current month's asked for payment is subtracted from the total deficiency which results in the "remaining deficiency". If the remaining deficiency is greater than $4.99 then the system moves back to the previous month and repeats the process (remaining deficiency - asked for payment = new remaining deficiency) until the remaining deficiency is less than $5.00. For each month the remaining deficiency is greater than $4.99, one is added to the MPI for that account.

                    Flexible Account Aging

                    Flexible accounts are aged for reserve
                    purposes at billing time and, although the calculation is similar to the "MPI" calculation, they are completely independent of each other. The starting point for calculating an account's age is the same as for calculating its MPI (see above). The difference between calculating an account's age and its MPI is in determining the deficiency. To determine an account's deficiency under account aging the monthly balance is re-calculated by rounding the balance up to the next $50.00 increment and the amount asked for is recalculated by multiplying the new balance by 20%. For example:

                                                     Amount
                                                     ------
                      Balance    Rounded    X20%    Asked For
                      -------    -------    ----    ---------
                      $649.52    $650.00    x.2      $130.00
                      $652.95    $700.00    x.2      $140.00
                      $101.21    $150.00    x.2       $30.00

                    If the total deficiency is less than $1 or less than one half of the next month's asked for payment then the account is considered current. Other than the calculation of the monthly deficiency number the account aging follows the same methodology as MPI (see above) to determine an account's age. The account aging calculation is done only to determine in which age category (1-7) the account will be classified. Once the category is determined, the actual dollar value of the receivable is included in the account aging.


PNC Bank

January 4, 1993                        Clipper Financing Facility
_________________________________________________________________



                    Re-aging Criteria
                    If four consecutive payments of at least 20% of the previous balance are received on a delinquent account, the delinquency will be "cured". AnnTaylor's policy is to take no manual action to re-age individual accounts.

                    Collection Policies and Procedures
                    Accounts are brought into the on-line
                    collection system according to MPI (missing payment indicator) and balance due:

                    Accounts with a balance of $500+ are brought into collections at MPI 2 (30 days past due).
                    If the account was opened within the last six months, the account is brought into collections at MPI 1;

                    Accounts with a balance of $75-$499 are
                    brought into collections at MPI 3 (60 days past due). If the account shows 2+ missing consecutive payments, it will be brought into collections at MPI 2.

                    Accounts with a balance of less than $75 are brought into collections at MPI 4 (90 days past due).

                    Accounts are assigned to individual
                    collectors by age, billing cycle or balance, and distributed by time zone to P.M. collectors. The collectors work the accounts a minimum of twice a month. Dunning notices are automatically mailed each month, approximately 10 days after the close of the billing cycle. A series of system letters are available for collectors to send.

_____________
System Reports
Available           Potential P & L Report - listing of accounts
                    aged 4+ "MPI"
                    Special Aging Report - listing of delinquent accounts by age, by cycle
                    Detail and Summary of Collector Daily
                    Activity Report
                    P & L Analysis - monthly charge-off analysis
                    MPI Movement Analysis - tracks movement
                    between delinquency levels
                    Collector Profile - number of accounts in collector's queue
                    Audit Reports - such as non-financial changes



PNC Bank